UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06240

Nuveen Select Quality Municipal Fund, Inc.
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: April 30, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

NUVEEN Investments

# Nuveen Investments
# Municipal Closed-End Funds

*It's not what you earn, it's what you keep.®*

## Semi-Annual Report April 30, 2014

**NQM**
Nuveen Investment Quality Municipal Fund, Inc.

**NQS**
Nuveen Select Quality Municipal Fund, Inc.

**NQU**
Nuveen Quality Income Municipal Fund, Inc.

**NPF**
Nuveen Premier Municipal Income Fund, Inc.

**NMZ**
Nuveen Municipal High Income Opportunity Fund

Nuveen Investments to be acquired by TIAA-CREF

On April 14, 2014, TIAA-CREF announced that it had entered into an agreement to acquire Nuveen Investments, the parent company of your fund’s investment adviser, Nuveen Fund Advisors, LLC (“NFAL”) and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $569 billion in assets under management (as of March 31, 2014) and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen anticipates that it will operate as a separate subsidiary within TIAA-CREF’s asset management business, and that its current leadership and key investment teams will stay in place.

Your fund investment will not change as a result of Nuveen’s change of ownership. You will still own the same fund shares and the underlying value of those shares will not change as a result of the transaction. NFAL and your fund’s sub-adviser(s) will continue to manage your fund according to the same objectives and policies as before, and we do not anticipate any significant changes to your fund’s operations. Under the securities laws, the consummation of the transaction will result in the automatic termination of the investment management agreements between the funds and NFAL and the investment sub-advisory agreements between NFAL and each fund’s sub-adviser(s). New agreements will be presented to the funds’ shareholders for approval, and, if approved, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction, expected to be completed by year end, is subject to customary closing conditions.

Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Managers’ Comments	5

Fund Leverage	10

Common Share Information	11

Risk Considerations	13

Performance Overview and Holding Summaries	15

Portfolios of Investments	25

Statement of Assets and Liabilities	98

Statement of Operations	99

Statement of Changes in Net Assets	100

Statement of Cash Flows	102

Financial Highlights	104

Notes to Financial Statements	112

Additional Fund Information	125

Glossary of Terms Used in this Report	126

Reinvest Automatically, Easily and Conveniently	128

Annual Investment Management Agreement Approval Process	129

Nuveen Investments	3

Chairman’s Letter to Shareholders

Dear Shareholders,

After significant growth in 2013, domestic and international equity markets have been less compelling during the first part of 2014. Concerns about deflation, political uncertainty in many places and the potential for more fragile economies to impact other countries have produced uncertainty in the markets.

Europe is beginning to emerge slowly from recession in mid-2013, with improved GDP and employment trends in some countries. However, Japan’s deflationary headwinds have resurfaced; and China shows signs of slowing from credit distress combined with declines in manufacturing and exports. Most recently, tensions between Russia and Ukraine may continue to hold back stocks and support government bonds in the near term.

Despite these headwinds, there are some encouraging signs of forward momentum in the markets. In the U.S., the news is more positive with financial risks slowly receding, positive GDP trends, downward trending unemployment and stronger household finances and corporate spending.

It is in such changeable markets that professional investment management is most important. Investment teams who have experienced challenging markets in the past understand how their asset class can behave in rapidly changing times. Remaining committed to their investment disciplines during these times is a critical component to achieving long-term success. In fact, many strong investment track records are established during challenging periods because experienced investment teams understand that volatile markets place a premium on companies and investment ideas that can weather the short-term volatility. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to communicate with your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Board
June 23, 2014

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Investment Quality Municipal Fund, Inc. (NQM)
Nuveen Select Quality Municipal Fund, Inc. (NQS)
Nuveen Quality Income Municipal Fund, Inc. (NQU)
Nuveen Premier Municipal Income Fund, Inc. (NPF)
Nuveen Municipal High Income Opportunity Fund (NMZ)

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Portfolio managers Christopher L. Drahn, CFA, Thomas C. Spalding, CFA, Daniel J. Close, CFA, and John V. Miller, CFA, discuss key investment strategies and the six-month performance of these five national Funds. Chris has managed NQM since 2011 and Tom has managed NQS and NQU since 2003. Dan assumed portfolio management responsibility for NPF in 2011, while John has managed NMZ since its inception in 2003.

What key strategies were used to manage these Funds during the six-month reporting period ended April 30, 2014?

During this reporting period, we saw the municipal market environment shift from volatility to a more stable atmosphere. As 2014 began, the selling pressure that had been triggered last summer by uncertainty about the Federal Reserve’s (Fed) next steps and headline credit stories involving Detroit and Puerto Rico gave way to increased flows into municipal bond funds, as the Fed remained accommodative and municipal credit fundamentals continued to improve. Municipal bonds rebounded, driven by stronger demand and declining supply. For the reporting period as a whole, municipal bond performance nationwide generally was positive. During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term and helped keep our Funds fully invested.

Despite the challenging environment created by the 20% decrease in municipal bond new issuance during this reporting period, we continued to find opportunities to purchase municipal bonds that helped achieve our goals for the Funds. In general, the Funds emphasized staying fully invested in credit-sensitive sectors and longer maturity bonds that tend to perform well when new issuance is scarce and credit spreads are stable or tightening, as money flowed back into the municipal market. Overall, we were focused on finding bonds in the new issue and secondary markets that could enhance our efforts to achieve portfolio objectives. Because the Funds experienced various turnover in short-term bonds, some of that focus was on purchasing bonds with longer maturities to maintain the Funds’ longer durations. In general, NQS and NQU continued to find value in sectors that represent some of our larger exposures, including transportation (e.g., tollroads, highways, bridges), water and sewer, health care and

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch) Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

tobacco. One of our additions in the transportation sector was a new BBB-rated bond from the Foothill/Eastern Transportation Corridor Agency (F/ETCA) in California, which we purchased at attractive prices in December 2013. In one of the largest fixed rate municipal transactions of 2013, F/ETCA refinanced $2.3 billion in outstanding debt originally issued in 1999. The refinancing extended the agency’s debt from 2040 to 2053, lowered annual payments through 2040 and reduced the maximum annual debt payment. Traffic and revenues on the tollroads in F/ETCA’s 36-mile network, which links major population centers in Southern California, have increased and the bonds have performed well for the Funds.

NQM also found value in diversified areas of the market during this reporting period, adding issues such as St. Louis College of Pharmacy in Missouri and general obligation (GO) bonds issued by the state of Illinois. Despite the state’s well-publicized fiscal difficulties, we believe Illinois has taken small positive steps to begin addressing these problems and these holdings, which we purchased at attractive credit spreads, have performed well for NQM. Purchases tended to focus on intermediate and longer maturities. NQM also employed strategies aimed at enhancing the Fund’s positioning, including occasional bond swaps. These swaps enabled us to bolster NQM’s income stream and generate tax loss carry-forwards that can be used to offset future capital gains.

During this reporting period, NPF added bonds across a variety of sectors, including public power, local GOs, water and sewer and health care. We also continued to find the transportation sector attractive, purchasing credits issued for the Downtown Crossing bridge across the Ohio River from Indiana to Louisville, Kentucky and for the demolition and replacement of Goethals Bridge between Staten Island and New Jersey. In the secondary market, we added to our position in lower rated industrial development revenue (IDR) bonds issued by Iowa Finance Authority for the Iowa Fertilizer Company project. In general, the majority of our purchases during this reporting period were intermediate and longer maturity bonds.

In NMZ, we continued to find value in the types of sectors that we have recently emphasized, including land-secured credits, continuing care retirement communities (CCRCs), IDRs and charter schools. We believe that these sectors continue to offer opportunities to buy bonds with good turnaround potential and security features. In the land-secured area, our additions included Lakes by the Bay community development district (CDD) in Florida. We also took advantage of attractive yields to purchase bonds issued by Pima County, Arizona, for the San Tan Montessori School project. Among our IDR purchases in NMZ were bonds issued by Iowa Finance Authority for the Alcoa Inc. project, which we were able to add at attractive prices. All of these bonds have maturities of 25 to 30 years, which should help to support the Fund’s dividend over the long term.

Also during this reporting period, S&P upgraded its credit rating on National Public Finance Guarantee Corp. (NPFG), the insurance subsidiary of MBIA, to AA- from A, citing NPFG’s strong operating performance and competitive position in the financial guarantee market. As a result, the ratings on the Funds’ holdings of bonds backed by insurance from NPFG were similarly upgraded to AA-rated as of mid-March 2014. This action produced an increase in the percentage of our portfolios held in the AA-rated credit quality category (and a corresponding decrease in the A-rated category), improving the overall credit quality of the Funds. During this reporting period, S&P also upgraded its rating on Assured Guaranty Municipal (AGM) as well as AGM’s municipal-only insurer Municipal Assurance Corp. to AA from AA-.

Cash for new purchases during this reporting period was generated primarily by the proceeds from called and matured bonds, which we worked to redeploy to keep the Funds fully invested and support their income streams. In addition, NQS and NQU engaged in some light selling for cashflow management purposes. NQM, NQS, NQU and NPF also sold some holdings of Puerto Rico paper. This activity is further discussed in our comments on Puerto Rico at the end of this Portfolio Managers’ Comments section.

As of April 30, 2014, all five of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management and income and total return enhancement. During this reporting period, NPF found it advantageous to terminate several inverse floating rate trusts, placing the bonds involved in the floaters back on the Fund’s balance sheet. As part of our duration management strategies, NMZ also invested in interest rate swaps and forward interest rates swaps to

6	Nuveen Investments

help reduce price volatility risk to movements in U.S. interest rates relative to the Fund’s benchmark. During this reporting period, we made a small reduction in our position in forward interest rate swaps. Overall, these derivatives functioned as intended.

How did the Funds perform during the six-month reporting period ended April 30, 2014?

The tables in each Fund's Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the six-month, one-year, five-year and ten-year periods ended April 30, 2014. Each Fund's total returns at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average.

For the six months ended April 30, 2014, the total returns on common share at NAV for NQM, NQS, NQU and NPF exceeded the return for the national S&P Municipal Bond Index. For the same period, NQS and NPF performed in line with the average return for the Lipper General & Insured Leveraged Municipal Debt Funds Classification Average, while NQM and NQU underperformed this Lipper average. NMZ outperformed both the return on the S&P Municipal Bond High Yield Index and the average return for the Lipper High-Yield Municipal Debt Funds Classification Average.

Key management factors that influenced the Funds’ returns during this reporting period included duration and yield curve positioning, the use of derivatives in NMZ, credit exposure and sector allocation. In addition, the use of regulatory leverage was an important positive factor affecting the Funds’ performance. Leverage is discussed in more detail later in this report.

As interest rates on longer bonds slipped and the municipal yield curve flattened during this period, municipal bonds with longer maturities generally outperformed those with shorter maturities. Overall, credits with long-intermediate maturities (15 years and longer) outperformed the municipal market as a whole, while bonds at the shortest end of the municipal yield curve produced the weakest results. In general, the Funds’ durations and yield curve positioning were the key contributors to their performance during this period. Consistent with our long-term strategy, these Funds tended to have longer durations than the municipal market in general, with overweightings in the longer parts of the yield curve that performed well and underweightings in the underperform-ing shorter end of the curve. This was beneficial for the Funds’ performance during this period. Performance differentials among the Funds largely can be ascribed to individual differences in duration and yield curve positioning. Overall, NMZ was the most advantageously positioned in terms of duration and yield curve.

While NMZ’s performance was boosted by its longer duration, this Fund also used interest rate swaps and forward interest rate swaps as part of its duration management strategies and to moderate interest rate risk, as previously described. Because interest rates decreased slightly during the period, the swaps limited NMZ’s duration and they detracted somewhat from the Fund’s total return performance, which was offset by other management factors, including NMZ’s overall duration and yield curve positioning.

Credit exposure was another key factor in the Funds’ performance during this six-month reporting period. In general, lower rated bonds were rewarded as the environment shifted from selloff to rally, investors became more risk-tolerant and credit spreads or the difference in yield spreads between U.S. Treasury securities and comparable investments such as municipal bonds, narrowed. Overall, A-rated and lower credits outperformed those AAA- and AA-rated. All of these Funds benefited from their lower rated holdings during this reporting period. This was particularly true in NMZ and NQM, which had the largest overweighting in BBB-rated bonds. NMZ also had the largest exposure to below investment grade and non-rated credits, which outperformed the market by a significant margin.

For the reporting period, revenue bonds generally outperformed tax-supported bonds as well as the municipal market as a whole. Top performers included the IDR and health care sectors. In addition, transportation (especially lower rated tollroad issues), water and sewer, education and housing credits generally outperformed the municipal market return. NQM, NQS, NQU and NPF all had double-digit exposures to the health care and transportation sectors, which benefited their performance. Tobacco credits backed

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

by the 1998 master tobacco settlement agreement also were among the best performing market sectors, due in part to their longer effective durations and lower credit quality. All of these Funds were overweighted in tobacco bonds, with NQS having the largest allocation of these credits and NQM the smallest.

NMZ also benefited from its exposure to land-secured credits (including community development district (CDD) issues in Florida), continuing care retirement centers (CCRC), IDRs and charter school bonds, as well as good individual credit selection within these sectors. Strong performance from the Fund’s CDD holdings, including Tolomato near Jacksonville, one of the top ten selling CDDs in the nation for new homes, and Pine Island in Montverde, resulted from the districts’ improving fundamentals. The Christian Care Mesa II project, a senior living facility in Maricopa County, Arizona, also did well for NMZ, appreciating in price due to improved performance at the facility level (e.g., occupancy). The original higher cost bonds issued for this facility have now been retired through a low interest loan predicated on the project’s improved credit. In the IDR sector, NMZ had exposure to bonds issued for several American Airlines facilities around the country, which performed well for the Fund following the airline’s successful exit from bankruptcy and merger with US Airways. Westlake Chemical, which is based in Houston, Texas, was another improving credit story in the IDR sector. In addition to these high-yield turnaround situations, NMZ also benefited from its holdings in the high quality sector, such as AA-rated bonds issued by California Health for Stanford Hospital and Clinics, which performed well as California’s economy and municipal market improved.

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities, were among the weaker performers. The under-performance of these bonds relative to the market can be attributed primarily to their shorter effective maturities and higher credit quality. All of these Funds had holdings of pre-refunded bonds. Utilities and GO bonds also trailed the market for the reporting period, although by a substantially smaller margin than the pre-refunded category. NQM, NPF and NMZ tended to be underweighted in GOs, which helped their performance.

Shareholders also should be aware of two events in the broader municipal bond market that continued to have an impact on the Funds’ holdings and performance: the City of Detroit’s ongoing bankruptcy proceedings and the downgrade of ratings on Puerto Rico GO bonds and related debt to below investment grade. Burdened by decades of population loss, changes in the auto manufacturing industry and significant tax base deterioration, the City of Detroit filed for Chapter 9 in federal bankruptcy court in July 2013. Given the complexity of its debt portfolio, number of creditors, numerous union contracts and significant legal questions that must be addressed, Detroit's bankruptcy filing is expected to be a lengthy one. NQM, NQS, NQU and NPF all had allocations of Detroit water and sewer credits, which are supported by revenue streams generated by service fees. Many of these holdings were insured, which we believe adds a measure of value. In addition, NQM and NMZ held Detroit distributable state aid GO (limited tax) bonds secured by liens on certain shared revenue streams and NMZ also held less than 1% of its portfolio in insured Detroit GOs and bonds issued by the Detroit Local Development Finance Authority for the Chrysler Jeep plant. The Detroit distributable state aid bonds are not part of the Detroit bankruptcy.

In Puerto Rico, the commonwealth’s continued economic weakening, escalating debt service obligations and long-standing inability to deliver a balanced budget led to several downgrades on its debt. Following the most recent round of rating reductions in February 2014, Moody’s, S&P and Fitch Ratings rated Puerto Rico GO debt at Ba2/BB+/BB, respectively, with negative outlooks. Ratings on sales tax bonds issued by the Puerto Rico Sales Tax Financing Corporation (COFINA) also have been lowered, with senior sales tax revenue bonds rated Baa1/AA-/AA- and subordinate sales tax revenue bonds rated Baa2/A+/A+ by Moody’s, S&P and Fitch, respectively, as of April 2014. The COFINA bonds were able to maintain a higher credit rating than the GOs because, unlike the revenue streams supporting some Puerto Rican issues, the sales taxes supporting the COFINA bonds cannot be diverted and used to support Puerto Rico's GO bonds.

8	Nuveen Investments

For the reporting period ended April 30, 2014, Puerto Rico paper underperformed the municipal market as a whole. At the beginning of this reporting period, these Funds had limited exposures to Puerto Rico bonds, generally between less than 1% and 5%. The effect on performance from their Puerto Rico holdings differed from Fund to Fund in line with the type and amount of its position, but on the whole, the small nature of our exposures limited the impact. Puerto Rico bonds were originally added to our portfolios in order to keep assets fully invested and working for the Funds. We found Puerto Rico credits attractive because they offer higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). As previously mentioned, NQM, NQS, NQU and NPF sold holdings of Puerto Rico paper during this reporting period. At the end of this reporting period, the majority of the Funds’ exposure to Puerto Rico consisted of COFINA sales tax credits, issues that were insured or escrowed and bonds that Nuveen considers to be of higher quality. NQM, NQS and NQU began the reporting period with portfolio allocations of 1.3%, 2.5% and 4.7% to Puerto Rico, respectively and ended the reporting period with an exposure to Puerto Rico of 0.8%, 1.6% and 3.9%, respectively. NPF went from 0.1% Puerto Rico exposure as of November 1, 2013, to zero after selling The Children’s Trust Fund tobacco bonds, its only holding of Puerto Rico paper. NMZ also had no exposure to Puerto Rico at the end of this reporting period, as the Fund’s negligible position in Puerto Rico Ports Authority bonds for American Airlines was converted into equity as part of the merger with US Airways. We believe that our decision to maintain some limited exposure to Puerto Rico bonds will enable us to participate in any future upside for the commonwealth’s obligations.

Nuveen Investments	9

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage made a positive contribution to the performance of these Funds over this reporting period.

As of April 30, 2014, the Funds’ percentages of effective and regulatory leverage are as shown in the accompanying table:

	NQM	NQS	NQU	NPF	NMZ
Effective Leverage*	37.59%	38.70%	38.02%	37.70%	33.08%
Regulatory Leverage*	29.78%	33.47%	34.42%	30.24%	11.68%

*
Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

As of April 30, 2014, the Funds have issued and outstanding Variable Rate MuniFund Term Preferred (VMTP) Shares and Variable Rate Demand Preferred (VRDP) Shares as shown in the accompanying table.

	VMTP Shares		VRDP Shares
		Shares Issued at		Shares Issued at
	Series	Liquidation Value	Series	Liquidation Value	Total
NQM	—	—	1	$236,800,000	$236,800,000
NQS	—	—	1	$267,500,000	$267,500,000
NQU	—	—	1	$428,400,000	$428,400,000
NPF	—	—	1	$127,700,000	$127,700,000
NMZ	2016	$51,000,000		—
	2016-1	$36,000,000
		$87,000,000			$87,000,000

10	Nuveen Investments

Common Share Information

COMMON SHARE DIVIDEND INFORMATION

The following information regarding the Funds’ distributions is current as of April 30, 2014. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s monthly dividends to shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Ex-Dividend Date	NQM	NQS	NQU	NPF	NMZ
November 2013	$0.0800	$0.0650	$0.0655	$0.0700	$0.0730
December	0.0800	0.0650	0.0655	0.0700	0.0730
January	0.0800	0.0665	0.0685	0.0720	0.0760
February	0.0800	0.0665	0.0685	0.0720	0.0760
March	0.0800	0.0665	0.0685	0.0720	0.0760
April 2014	0.0800	0.0665	0.0685	0.0720	0.0760

Long-Term Capital Gain*	$—	$—	$0.0257	$—	$—
Short-Term Capital Gain*	$—	$—	$0.0009	$—	$—
Ordinary Income Distribution*	$0.0061	$0.0003	$0.0012	$0.0009	$0.0050

Market Yield**	6.59%	5.89%	5.98%	6.39%	7.00%
Taxable-Equivalent Yield**	9.15%	8.18%	8.31%	8.88%	9.72%

*	Distribution paid in December 2013.
**
Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield  of the Fund on an after-tax basis. It is based on a federal income tax rate of 28.0%.  When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of April 30, 2014, all of the Funds in this report had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

Nuveen Investments	11

Common Share Information (continued)

COMMON SHARE EQUITY SHELF PROGRAMS

During the reporting period, the following Funds were authorized to issue additional common shares, through their ongoing equity shelf programs. Under these programs, each Fund, subject to market conditions, may raise additional capital from time to time in varying amounts and offering methods at a net price at or above each Fund’s NAV per common share. Under the equity shelf programs, the Funds are authorized to issue the following number of additional common shares:

	NQM	NQS	NMZ
Additional Common Shares Authorized	3,500,000	3,400,000	7,700,000

During the current reporting period, NMZ sold common shares through its equity shelf program at a weighted average premium to its NAV per common share as shown in the accompanying table.

NMZ
Common Shares Sold through Equity Shelf Program	10,609
Weighted Average Premium to NAV per Common Share Sold	0.07%

As of February 28, 2014, NQM’s and NQS’s shelf offering registration statement is no longer effective. Therefore, the Funds may not issue additional common shares under their equity shelf programs until a new registration statement is effective.

COMMON SHARE REPURCHASES

As of April 30, 2014, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired common shares as shown in the accompanying table.

	NQM	NQS	NQU	NPF	NMZ
Common Shares Cumulatively Repurchased and Retired	—	—	—	202,500	—
Common Shares Authorized for Repurchase	3,600,000	3,520,000	5,440,000	1,990,000	5,005,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of April 30, 2014, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NQM	NQS	NQU	NPF	NMZ
Common Share NAV	$15.52	$15.10	$15.01	$14.81	$13.14
Common Share Price	$14.56	$13.54	$13.75	$13.53	$13.02
Premium/(Discount) to NAV	(6.19)%	(10.33)%	(8.39)%	(8.64)%	(0.91)%
6-Month Average Premium/(Discount) to NAV	(7.61)%	(10.47)%	(10.56)%	(9.37)%	(2.43)%

12	Nuveen Investments

Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like these Funds frequently trade at a discount to their net asset value (NAV). Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful. Certain aspects of the recently adopted Volcker Rule may limit the availability of tender option bonds, which are used by the Funds for leveraging and duration management purposes. The effects of this new Rule, expected to take effect in mid-2015, may make it more difficult for a Fund to maintain current or desired levels of leverage and may cause the Fund to incur additional expenses to maintain its leverage.

Inverse Floater Risk. The Funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Credit Risk. An issuer of a bond held by a Fund may be unable to make interest and principal payments when due. A failure by the issuer to make such payments is called a “default”. A default can cause the price of the issuer’s bonds to plummet. Even if the issuer does not default, the prices of its bonds can fall if the market perceives that the risk of default is increasing.

Low-Quality Bond Risk. NMZ concentrates a large portion of its investments in low-quality municipal bonds (sometimes called “junk bonds”), which have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Nuveen Investments	13

Risk Considerations (continued)

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Derivatives Strategy Risk. Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Below-Investment Grade Risk. Investments in securities below investment grade quality are predominantly speculative and subject to greater volatility and risk of default.

14	Nuveen Investments

NQM
Nuveen Investment Quality Municipal Fund, Inc.
Performance Overview and Holding Summaries as of April 30, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of April 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NQM at Common Share NAV	7.93%	(0.84)%	9.77%	6.42%
NQM at Common Share Price	10.10%	(3.41)%	10.37%	7.05%
S&P Municipal Bond Index	4.25%	0.47%	5.93%	4.88%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	9.29%	(0.78)%	10.51%	6.21%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	15

NQM	Performance Overview and Holding Summaries as of April 30, 2014 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	150.6%
Corporate Bonds	0.0%
Floating Rate Obligations	(11.2)%
Variable Rate Demand Preferred Shares	(42.4)%
Other Assets Less Liabilities	3.0%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	12.2%
AA	39.1%
A	27.6%
BBB	13.5%
BB or Lower	4.6%
N/R (not rated)	3.0%

Portfolio Composition
(% of total investments)
Health Care	22.2%
Tax Obligation/Limited	14.3%
Transportation	12.4%
Education and Civic Organizations	10.0%
Water and Sewer	9.1%
U.S. Guaranteed	9.1%
Tax Obligation/General	8.6%
Utilities	6.5%
Other Industries	7.8%

States
(% of total municipal bonds)
California	17.3%
Texas	9.8%
Illinois	8.7%
Florida	6.7%
New York	5.6%
District of Columbia	5.3%
Colorado	4.0%
Ohio	2.9%
Tennessee	2.6%
Pennsylvania	2.5%
Michigan	2.4%
Arizona	2.3%
Louisiana	2.2%
Wisconsin	2.1%
Minnesota	2.0%
Missouri	1.9%
New Jersey	1.6%
Massachusetts	1.5%
Other States	18.6%

16	Nuveen Investments

NQS
Nuveen Select Quality Municipal Fund, Inc.
Performance Overview and Holding Summaries as of April 30, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of April 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NQS at Common Share NAV	9.28%	(0.79)%	10.48%	6.46%
NQS at Common Share Price	10.68%	(3.41)%	9.36%	6.51%
S&P Municipal Bond Index	4.25%	0.47%	5.93%	4.88%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	9.29%	(0.78)%	10.51%	6.21%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	17

NQS	Performance Overview and Holding Summaries as of April 30, 2014 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	150.9%
Corporate Bonds	0.0%
Floating Rate Obligations	(2.9)%
Variable Rate Demand Preferred Shares	(50.3)%
Other Assets Less Liabilities	2.3%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	13.2%
AA	45.4%
A	23.8%
BBB	8.8%
BB or Lower	7.5%
N/R (not rated)	1.3%

Portfolio Composition
(% of total investments)
Health Care	19.7%
Tax Obligation/Limited	17.6%
Transportation	15.4%
Tax Obligation/General	14.1%
U.S. Guaranteed	8.3%
Utilities	7.5%
Consumer Staples	7.1%
Water and Sewer	4.9%
Other Industries	5.4%

States
(% of total municipal bonds)
Texas	14.7%
Illinois	12.1%
California	10.4%
Ohio	5.0%
Florida	5.0%
Colorado	4.5%
Michigan	4.1%
New York	3.3%
New Jersey	3.0%
Massachusetts	2.8%
Missouri	2.6%
Pennsylvania	2.5%
District of Columbia	2.3%
Indiana	2.1%
South Carolina	2.1%
North Carolina	2.0%
Arizona	2.0%
Other States	19.5%

18	Nuveen Investments

NQU
Nuveen Quality Income Municipal Fund, Inc.
Performance Overview and Holding Summaries as of April 30, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of April 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NQU at Common Share NAV	8.85%	(2.26)%	8.83%	6.10%
NQU at Common Share Price	12.47%	(3.15)%	8.34%	6.46%
S&P Municipal Bond Index	4.25%	0.47%	5.93%	4.88%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	9.29%	(0.78)%	10.51%	6.21%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	19

NQU	Performance Overview and Holding Summaries as of April 30, 2014 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	158.2%
Corporate Bonds	0.0%
Floating Rate Obligations	(6.7)%
Variable Rate Demand Preferred Shares	(52.5)%
Other Assets Less Liabilities	1.0%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	13.4%
AA	47.7%
A	20.7%
BBB	9.6%
BB or Lower	7.7%
N/R (not rated)	0.9%

Portfolio Composition
(% of total investments)
Health Care	20.1%
Transportation	18.6%
Tax Obligation/Limited	16.8%
Tax Obligation/General	13.3%
U.S. Guaranteed	8.8%
Consumer Staples	6.5%
Utilities	5.7%
Education and Civic Organizations	5.3%
Other Industries	4.9%

States
(% of total municipal bonds)
California	13.5%
Illinois	11.6%
Texas	9.2%
New York	6.2%
Colorado	5.2%
Michigan	4.0%
Ohio	4.0%
Puerto Rico	3.9%
Massachusetts	2.9%
New Jersey	2.9%
North Carolina	2.6%
Nevada	2.4%
Pennsylvania	2.2%
South Carolina	2.2%
Missouri	2.1%
Indiana	1.9%
Georgia	1.9%
Florida	1.9%
Other States	19.4%

20	Nuveen Investments

NPF
Nuveen Premier Municipal Income Fund, Inc.
Performance Overview and Holding Summaries as of April 30, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of April 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NPF at Common Share NAV	9.16%	(0.06)%	8.98%	5.77%
NPF at Common Share Price	11.51%	(2.85)%	9.55%	6.19%
S&P Municipal Bond Index	4.25%	0.47%	5.93%	4.88%
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average	9.29%	(0.78)%	10.51%	6.21%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	21

NPF	Performance Overview and Holding Summaries as of April 30, 2014 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	152.0%
Floating Rate Obligations	(12.0)%
Variable Rate Demand Preferred Shares	(43.4)%
Other Assets Less Liabilities	3.4%

Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	13.5%
AA	45.5%
A	21.1%
BBB	11.1%
BB or Lower	7.2%
N/R (not rated)	1.6%

Portfolio Composition
(% of total investments)
Tax Obligation/Limited	21.3%
Transportation	17.3%
Health Care	13.8%
Utilities	11.3%
U.S. Guaranteed	10.6%
Tax Obligation/General	7.7%
Water and Sewer	7.5%
Consumer Staples	4.4%
Other Industries	6.1%

States
(% of total municipal bonds)
California	13.9%
Illinois	12.9%
New York	7.5%
Colorado	5.9%
Texas	5.3%
New Jersey	4.5%
Michigan	4.2%
Louisiana	3.7%
North Carolina	2.9%
Arizona	2.8%
Ohio	2.3%
Kentucky	2.1%
Indiana	2.1%
Massachusetts	2.0%
Georgia	1.8%
Utah	1.7%
South Carolina	1.6%
Pennsylvania	1.6%
Minnesota	1.6%
Other States	19.6%

22	Nuveen Investments

NMZ
Nuveen Municipal High Income Opportunity Fund
Performance Overview and Holding Summaries as of April 30, 2014

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of April 30, 2014

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
NMZ at Common Share NAV	10.19%	2.88%	16.64%	7.41%
NMZ at Common Share Price	12.64%	1.11%	13.45%	6.99%
S&P Municipal Bond High Yield Index	6.71%	(0.15)%	12.08%	5.84%
S&P Municipal Bond Index	4.25%	0.47%	5.93%	4.88%
Lipper High-Yield Municipal Debt Funds Classification Average	6.12%	8.95%	19.24%	7.21%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Comparative index and Lipper return information is provided for the Fund’s shares at NAV only. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	23

NMZ	Performance Overview and Holding Summaries as of April 30, 2014 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Municipal Bonds	111.1%
Common Stocks	1.2%
Corporate Bonds	0.0%
Floating Rate Obligations	(2.0)%
Variable Rate MuniFund Term Preferred Shares	(13.2)%
Other Assets Less Liabilities	2.9%

Credit Quality1
(% of total investment exposure)
AAA/U.S. Guaranteed	0.7%
AA	28.9%
A	11.1%
BBB	12.8%
BB or Lower	14.9%
N/R (not rated)	30.8%
N/A (not applicable)	0.8%

Portfolio Composition1
(% of total investments)
Tax Obligation/Limited	21.7%
Health Care	16.7%
Education and Civic Organizations	16.2%
Transportation	7.2%
Industrials	6.6%
Utilities	5.8%
Housing/Multifamily	5.1%
Consumer Staples	4.6%
Other Industries	16.1%

States
(% of total municipal bonds)
California	15.0%
Florida	11.1%
Illinois	7.6%
Texas	7.3%
Colorado	6.5%
Arizona	5.3%
Louisiana	3.6%
Indiana	3.1%
Wisconsin	2.9%
Michigan	2.9%
Ohio	2.8%
Washington	2.5%
Pennsylvania	2.2%
New Jersey	2.0%
North Carolina	1.9%
New York	1.8%
Missouri	1.8%
Other States	19.7%

1	Excluding investments in derivatives.

24	Nuveen Investments

NQM
Nuveen Investment Quality Municipal Fund, Inc.
Portfolio of Investments
April 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 150.6% (100.0% of Total Investments)
	MUNICIPAL BONDS – 150.6% (100.0% of Total Investments)
	Alabama – 1.5% (1.0% of Total Investments)
$3,800	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/36 (UB)	11/16 at 100.00	AA+	$3,912,670
	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A:
1,200	5.250%, 11/15/20	11/15 at 100.00	Baa2	1,237,116
800	5.000%, 11/15/30	11/15 at 100.00	Baa2	801,152
1,650	Courtland Industrial Development Board, Alabama, Pollution Control Revenue Bonds, International Paper Company, Series 2005A, 5.000%, 6/01/25	6/15 at 100.00	BBB	1,681,581
1,000	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.250%, 1/01/23 – AGM Insured	7/14 at 100.00	AA	1,000,630
8,450	Total Alabama			8,633,149
	Alaska – 0.6% (0.4% of Total Investments)
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
4,000	5.000%, 6/01/32	6/14 at 100.00	B2	3,205,400
500	5.000%, 6/01/46	6/14 at 100.00	B2	365,400
4,500	Total Alaska			3,570,800
	Arizona – 3.4% (2.3% of Total Investments)
650	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	Baa1	661,219
	Arizona Sports and Tourism Authority, Senior Revenue Refunding Bonds, Multipurpose Stadium Facility Project, Series 2012A:
1,490	5.000%, 7/01/30	7/22 at 100.00	A1	1,615,026
2,500	5.000%, 7/01/32	7/22 at 100.00	A1	2,675,325
	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B:
485	5.250%, 12/01/24	12/15 at 100.00	A–	497,329
265	5.250%, 12/01/25	12/15 at 100.00	A–	271,474
2,500	Mesa, Arizona, Utility System Revenue Bonds, Tender Option Bond Trust, Series 11032- 11034, 15.209%, 7/01/26 – AGM Insured (IF)	7/17 at 100.00	AA	2,640,200
5,000	Phoenix, Arizona, Civic Improvement Corporation, Senior Lien Airport Revenue Bonds, Series 2008, Trust 1132, 9.263%, 1/01/32 (IF)	7/18 at 100.00	AA–	5,803,200
3,450	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	3,789,342
943	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	7/16 at 100.00	N/R	954,646
17,283	Total Arizona			18,907,761
	Arkansas – 0.6% (0.4% of Total Investments)
3,290	University of Arkansas, Revenue Bonds, Pine Bluff Campus, Refunding & Construction Series 2005A, 5.000%, 12/01/30 – AMBAC Insured	12/15 at 100.00	Aa2	3,468,351
	California – 26.0% (17.3% of Total Investments)
1,500	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Channing House, Series 2010, 6.000%, 5/15/30	5/20 at 100.00	A	1,643,565
2,250	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Series 2005, 4.750%, 10/01/28 (UB)	10/15 at 100.00	Aa1	2,370,578

Nuveen Investments	25

NQM	Nuveen Investment Quality Municipal Fund, Inc.
Portfolio of Investments (continued)
April 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,000	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/30	11/15 at 100.00	A2	$1,055,600
2,500	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/27	11/15 at 100.00	A1	2,642,250
4,285	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+	4,388,783
5,500	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Series 2007A, 5.000%, 11/15/42 (UB)	11/16 at 100.00	AA–	5,699,430
810	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34	11/19 at 100.00	A2	972,421
1,530	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30	3/20 at 100.00	A2	1,735,693
	California State, General Obligation Bonds, Various Purpose Series 2010:
2,100	5.250%, 3/01/30	3/20 at 100.00	A1	2,398,851
3,000	5.500%, 3/01/40	3/20 at 100.00	A1	3,406,410
	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010:
900	6.000%, 10/01/29	10/19 at 100.00	BBB+	968,274
1,030	6.250%, 10/01/39	10/19 at 100.00	BBB+	1,099,968
1,050	California Statewide Communities Development Authority, School Facility Revenue Bonds, Aspire Public Schools, Series 2010, 6.000%, 7/01/40	1/19 at 100.00	BB	1,050,315
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
1,000	5.250%, 7/01/30	7/15 at 100.00	B–	945,020
2,000	5.000%, 7/01/39	7/15 at 100.00	B–	1,852,640
1,390	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3175, 13.659%, 5/15/40 (IF)	5/18 at 100.00	AA–	1,841,528
1,900	Chula Vista, California, Industrial Development Revenue Bonds, San Diego Gas and Electric Company, Series 1996A, 5.300%, 7/01/21	6/14 at 102.00	A1	1,945,695
2,530	Commerce Joint Power Financing Authority, California, Tax Allocation Bonds, Redevelopment Projects 2 and 3, Refunding Series 2003A, 5.000%, 8/01/28 – RAAI Insured	8/14 at 100.00	BBB	2,530,860
1,000	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36	12/21 at 100.00	A+	1,189,900
1,500	Gavilan Joint Community College District, Santa Clara and San Benito Counties, California, General Obligation Bonds, Election of 2004 Series 2011D, 5.750%, 8/01/35	8/21 at 100.00	Aa2	1,733,670
2,000	Glendale Redevelopment Agency, California, Tax Allocation Bonds, Central Glendale Redevelopment Project, Series 2010, 5.500%, 12/01/24	12/16 at 100.00	A	2,089,220
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
3,000	5.000%, 6/01/33	6/17 at 100.00	B	2,410,080
1,000	5.750%, 6/01/47	6/17 at 100.00	B	827,930
610	5.125%, 6/01/47	6/17 at 100.00	B	464,912
9,740	Huntington Park Redevelopment Agency, California, Single Family Residential Mortgage Revenue Refunding Bonds, Series 1986A, 8.000%, 12/01/19 (ETM)	No Opt. Call	Aaa	13,330,943
500	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	A+	527,355
6,215	Marinez Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2011, 0.000%, 8/01/31	8/24 at 100.00	AA	6,954,399
2,700	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A, 7.000%, 11/01/34	No Opt. Call	A	3,632,904
1,030	Natomas Union School District, Sacramento County, California, General Obligation Refunding Bonds, Series 1999, 5.950%, 9/01/21 – NPFG Insured	No Opt. Call	AA–	1,175,869

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$15,770	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Refunding Bonds, Redevelopment Project 1, Series 1995, 7.400%, 8/01/25 – NPFG Insured	No Opt. Call	AA–	$18,567,283
1,265	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Ba1	1,302,950
1,875	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21	11/20 at 100.00	Ba1	1,942,819
13,145	Perris, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1988B, 8.200%, 9/01/23 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	18,866,481
2,500	Petaluma, Sonoma County, California, Wastewater Revenue Bonds, Refunding Series 2011, 5.500%, 5/01/32	5/21 at 100.00	AA–	2,794,175
3,415	Rancho Mirage Joint Powers Financing Authority, California, Revenue Bonds, Eisenhower Medical Center, Series 2004, 5.875%, 7/01/26 (Pre-refunded 7/01/14)	7/14 at 100.00	Baa2 (4)	3,448,262
	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006:
250	5.000%, 9/01/21	9/15 at 102.00	Baa1	260,078
275	5.000%, 9/01/23	9/15 at 102.00	Baa1	284,056
660	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39	8/19 at 100.00	A–	743,582
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
6,175	0.000%, 1/15/28 – NPFG Insured	No Opt. Call	AA–	2,863,533
8,135	0.000%, 1/15/34 – NPFG Insured	No Opt. Call	AA–	2,529,904
17,195	0.000%, 1/15/35 – NPFG Insured	No Opt. Call	AA–	4,989,473
660	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/31	2/21 at 100.00	A	789,697
5,000	Solano Community College District, Solano and Yolo Counties, California, General Obligation Bonds, Election 2012 Series 2013A, 5.000%, 8/01/43	8/23 at 100.00	AA–	5,373,200
1,000	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 6.375%, 12/01/23	12/21 at 100.00	A	1,195,020
3,750	Wiseburn School District, Los Angeles County, California, General Obligation Bonds, Series 2011B, 0.000%, 8/01/36 – AGM Insured	8/31 at 100.00	AA	2,194,688
4,000	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series 2011C, 5.250%, 8/01/47	8/21 at 100.00	Aa2	4,278,320
150,640	Total California			145,308,584
	Colorado – 6.1% (4.0% of Total Investments)
2,945	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy, Inc. Second Campus Project, Series 2013, 7.350%, 8/01/43	8/23 at 100.00	BB	3,116,811
1,250	Colorado Educational and Cultural Facilities Authority, Revenue and Refunding Bonds, University Corporation for Atmospheric Research Project, Series 2012A, 4.500%, 9/01/22	No Opt. Call	A+	1,393,675
1,465	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/39	8/19 at 100.00	N/R	1,476,617
3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/40	1/23 at 100.00	A+	3,240,330
625	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Long-term Care National Obligated Group Project, Series 2010A, 6.000%, 11/15/30	11/20 at 100.00	BBB	676,131
2,000	Colorado Mesa University, Colorado, Enterprise Revenue Bonds, Series 20012B, 4.250%, 5/15/37	5/21 at 100.00	Aa2	2,037,160
2,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/32	11/22 at 100.00	A+	2,185,060
14,500	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	AA–	4,255,460
500	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Project Revenue Bonds, Refunding Series 2011A, 5.500%, 5/01/22 (Alternative Minimum Tax)	5/21 at 100.00	Baa2	536,105
5,055	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 – AGM Insured	12/20 at 100.00	AA	5,598,867

Nuveen Investments	27

NQM	Nuveen Investment Quality Municipal Fund, Inc.
Portfolio of Investments (continued)
April 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$3,000	Park Creek Metropolitan District, Colorado, Senior Property Tax Supported Revenue Bonds, Series 2009, 6.250%, 12/01/30 – AGC Insured	12/19 at 100.00	AA	$3,419,280
650	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.500%, 11/15/38	No Opt. Call	A	845,423
2,365	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3	2,523,455
	Ute Water Conservancy District, Mesa County, Colorado, Water Revenue Bonds, Refunding Series 2012:
1,000	4.250%, 6/15/27	6/22 at 100.00	AA	1,077,310
1,430	4.250%, 6/15/28	6/22 at 100.00	AA	1,525,081
41,785	Total Colorado			33,906,765
	Connecticut – 1.6% (1.0% of Total Investments)
3,430	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2012H, 5.000%, 7/01/24 – AGM Insured	7/22 at 100.00	AA	3,808,158
	Connecticut Municipal Electric Energy Cooperative, Power Supply System Revenue Bonds, Tender Option Bond Trust 1164:
1,295	17.329%, 1/01/32 (IF) (5)	1/23 at 100.00	Aa3	1,806,952
190	17.168%, 1/01/38 (IF) (5)	1/23 at 100.00	Aa3	246,474
2,500	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39	4/20 at 100.00	N/R	2,886,650
7,415	Total Connecticut			8,748,234
	District of Columbia – 8.0% (5.3% of Total Investments)
23,745	District of Columbia Water and Sewerage Authority, Public Utility Revenue Bonds, Series 1998, 5.500%, 10/01/23 – AGM Insured (UB)	No Opt. Call	AA+	29,150,549
3,000	District of Columbia, General Obligation Bonds, Series 1998B, 6.000%, 6/01/16 – NPFG Insured	No Opt. Call	Aa2	3,343,860
	District of Columbia, Revenue Bonds, Association of American Medical Colleges, Series 2011A:
1,000	5.000%, 10/01/27	10/23 at 100.00	A+	1,113,510
1,490	5.000%, 10/01/28	10/23 at 100.00	A+	1,649,698
1,185	5.000%, 10/01/29	10/23 at 100.00	A+	1,300,123
1,500	Metropolitan Washington D.C. Airports Authority, District of Columbia, Airport System Revenue Bonds, Refunding Bonds, Series 2011C, 5.000%, 10/01/28 (Alternative Minimum Tax)	10/21 at 100.00	AA–	1,667,340
4,500	Metropolitan Washington D.C. Airports Authority, District of Columbia, Airport System Revenue Bonds, Refunding Series 2013A, 5.000%, 10/01/30 (Alternative Minimum Tax)	10/23 at 100.00	AA–	4,967,235
1,200	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Tender Option Bond Trust 1606, 11.656%, 10/01/30 – AMBAC Insured (IF) (5)	10/16 at 100.00	AA+	1,278,108
37,620	Total District of Columbia			44,470,423
	Florida – 10.1% (6.7% of Total Investments)
1,000	Board of Regents, Florida State University, Housing Facility Revenue Bonds, Series 2005A, 5.000%, 5/01/27 – NPFG Insured	5/15 at 101.00	Aa2	1,051,250
3,730	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2005, 5.000%, 4/01/24	4/16 at 100.00	A–	3,827,651
1,000	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2009B, 7.000%, 4/01/39	4/19 at 100.00	A–	1,116,180
3,315	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA	3,511,712
4,115	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University Project, Refunding Series 2012A, 5.000%, 4/01/32	4/22 at 100.00	Baa1	4,210,715
1,150	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University, Refunding Series 2011, 6.375%, 4/01/31	4/21 at 100.00	Baa1	1,335,863
995	Habitat Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2004, 5.850%, 5/01/35	5/14 at 100.00	N/R	1,006,015
13,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport Hub, Series 2007B, 4.500%, 10/01/31 – NPFG Insured	10/17 at 100.00	AA–	13,345,540

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$7,045	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	Aa3	$7,443,536
4,000	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.375%, 10/01/40	10/20 at 100.00	AA	4,228,480
3,000	Northern Palm Beach County Improvement District, Florida, Revenue Bonds, Water Control and Improvement Development Unit 46B, Series 2007A, 5.350%, 8/01/41	8/17 at 100.00	N/R	2,953,200
2,760	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	2,801,538
5,895	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB) (5)	8/17 at 100.00	AA	6,097,788
1,500	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014A, 5.250%, 7/01/44	1/24 at 100.00	BBB+	1,549,275
65	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	47,680
195	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	116,591
85	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	37,646
120	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.650%, 5/01/40 (6)	5/18 at 100.00	N/R	1
10	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007-1. RMKT, 6.650%, 5/01/40 (6)	5/18 at 100.00	N/R	10,131
200	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1, 6.650%, 5/01/40	5/17 at 100.00	N/R	202,256
1,265	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/15 at 100.00	BB	1,265,607
470	Tolomato Community Development District, Florida, Special Assessment Bonds, Southern/Forbearance Parcel Series 2007-2, 6.650%, 5/01/40 (6)	5/18 at 100.00	N/R	273,709
54,915	Total Florida			56,432,364
	Georgia – 1.9% (1.3% of Total Investments)
955	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	1,124,255
1,510	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.250%, 11/01/34 – AGM Insured	11/19 at 100.00	AA	1,638,471
2,000	Dalton Development Authority, Georgia, Revenue Certificates, Hamilton Health Care System Inc., Series 1996, 5.500%, 8/15/26 – NPFG Insured	No Opt. Call	AA–	2,211,820
2,500	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010A, 5.000%, 2/15/30	2/20 at 100.00	A	2,627,950
1,320	Georgia Municipal Electric Authority, Project One Special Obligation Bonds, Fourth Crossover Series 1997E, 6.500%, 1/01/20	No Opt. Call	A+	1,511,743
1,220	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.250%, 10/01/27	10/21 at 100.00	Baa2	1,320,284
9,505	Total Georgia			10,434,523
	Guam – 0.5% (0.3% of Total Investments)
765	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	A	796,832
1,770	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	A–	1,814,763
2,535	Total Guam			2,611,595
	Hawaii – 0.6% (0.4% of Total Investments)
3,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A2	3,295,260

Nuveen Investments	29

NQM	Nuveen Investment Quality Municipal Fund, Inc.
Portfolio of Investments (continued)
April 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Idaho – 0.3% (0.2% of Total Investments)
$590	Idaho Housing and Finance Association, Single Family Mortgage Revenue Bonds, Series 2009BI, 5.650%, 7/01/26	7/19 at 100.00	A1	$621,919
1,145	Idaho Water Resource Board, Water Resource Loan Program Revenue, Ground Water Rights Mitigation Series 2012A, 4.750%, 9/01/26	9/22 at 100.00	Baa1	1,193,342
1,735	Total Idaho			1,815,261
	Illinois – 13.1% (8.7% of Total Investments)
2,806	Chicago, Illinois, Certificates of Participation Tax Increment Revenue Notes, Fullerton/Milwaukee Redevelopment Project, Series 2011A, 6.830%, 3/15/24	3/17 at 100.00	Baa3	2,992,554
3,150	Chicago, Illinois, Sales Tax Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/22 at 100.00	AAA	3,235,586
500	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Series 2010A, 7.750%, 5/15/30	5/20 at 100.00	N/R	508,740
500	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Temps 75 Series 2010D-1, 7.000%, 5/15/18	5/14 at 100.00	N/R	500,655
4,985	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/32	9/22 at 100.00	A–	5,097,212
1,125	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	AA	1,250,471
1,000	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	Baa2	1,046,890
960	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	1,070,294
2,000	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	AA–	2,139,040
395	Illinois Finance Authority, Revenue Bonds, Proctor Hospital, Series 2006, 5.125%, 1/01/25	1/16 at 100.00	Aa3	415,188
1,000	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	1,241,640
415	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 5.500%, 7/01/28	7/23 at 100.00	A–	450,092
1,120	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39	5/19 at 100.00	A+	1,269,464
1,000	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	Baa1	1,091,420
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009:
2,000	6.875%, 8/15/38	8/19 at 100.00	BBB+	2,222,280
3,000	7.000%, 8/15/44	8/19 at 100.00	BBB+	3,344,910
1,000	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	AA	1,076,290
1,400	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2009B, 5.000%, 8/15/26	8/20 at 100.00	AA–	1,551,144
3,000	Illinois Finance Authority, Revenue Refunding Bonds, Resurrection Health Care Corporation, Series 2009, 6.125%, 5/15/25	5/19 at 100.00	BBB+	3,335,040
	Illinois State, General Obligation Bonds, February Series 2014:
3,500	5.250%, 2/01/30	2/24 at 100.00	A–	3,825,080
4,000	5.250%, 2/01/31	2/24 at 100.00	A–	4,351,360
2,370	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/25	8/22 at 100.00	A–	2,613,565
	Illinois State, General Obligation Bonds, Series 2012A:
3,225	4.000%, 1/01/26	1/22 at 100.00	A–	3,264,216
225	5.000%, 3/01/37	3/22 at 100.00	A–	232,722
2,500	Illinois State, General Obligation Bonds, Series 2013, 5.250%, 7/01/31	7/23 at 100.00	A–	2,708,800
1,430	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2011, 3.750%, 6/15/25	6/21 at 100.00	AAA	1,483,797
700	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust 4304, 18.105%, 1/01/21 (IF) (5)	No Opt. Call	AA–	858,193

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$1,875	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bonds Trust 4306, 18.183%, 1/01/21 (IF)	No Opt. Call	AA–	$2,298,450
1,510	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Series 2011A, 5.250%, 1/01/39 – AGM Insured	1/21 at 100.00	A2	1,611,714
1,050	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 5.000%, 6/15/50	6/20 at 100.00	AAA	1,072,680
6,015	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	AA–	4,692,963
	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
1,550	5.250%, 6/01/21	No Opt. Call	A	1,820,832
4,000	6.250%, 6/01/24	6/16 at 100.00	A–	4,429,040
800	6.000%, 6/01/28	6/21 at 100.00	A–	929,704
1,580	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/32	10/23 at 100.00	A	1,750,672
1,300	Will County High School District 204, Joliet, Illinois, General Obligation Bonds, Series 2001, 8.700%, 12/01/14 – AGM Insured	No Opt. Call	AA	1,362,348
68,986	Total Illinois			73,145,046
	Indiana – 1.4% (0.9% of Total Investments)
1,555	Indiana Finance Authority, Educational Facilities Refunding Revenue Bonds, Butler University Project, Series 2012B, 5.000%, 2/01/28	2/22 at 100.00	BBB+	1,674,331
1,050	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39	10/19 at 100.00	BB–	1,057,130
1,500	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010, 5.125%, 3/01/30	3/20 at 100.00	A–	1,566,330
3,015	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/44 (Alternative Minimum Tax)	7/23 at 100.00	BBB	3,055,522
	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005:
1,550	5.250%, 2/15/23 (6)	2/15 at 100.00	N/R	165,959
2,500	5.375%, 2/15/34 (6)	2/15 at 100.00	N/R	267,675
11,170	Total Indiana			7,786,947
	Iowa – 1.8% (1.2% of Total Investments)
3,000	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series 2009-2, 5.500%, 12/01/25	12/19 at 100.00	A1	3,188,430
8,000	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.500%, 6/01/42	6/15 at 100.00	B+	6,805,040
11,000	Total Iowa			9,993,470
	Kansas – 1.1% (0.8% of Total Investments)
1,355	Johnson and Miami Counties Unified School District 230, Kansas, General Obligation Bonds, Series 2011A, 5.000%, 9/01/26	9/21 at 100.00	Aa3	1,536,502
1,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L, 5.000%, 11/15/22	11/15 at 100.00	A2	1,064,640
600	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	4/20 at 100.00	BBB	648,216
145	Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 1997A-1, 6.950%, 6/01/29 (Alternative Minimum Tax)	No Opt. Call	Aaa	153,498
1,455	Topeka, Kansas, Industrial Revenue Refunding Bonds, Sunwest Hotel Corporation, Series 1988, 9.500%, 10/01/16 (Pre-refunded 8/15/16) (Alternative Minimum Tax)	8/16 at 100.00	AA+ (4)	1,622,325
1,950	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	1,346,768
6,505	Total Kansas			6,371,949

Nuveen Investments	31

NQM	Nuveen Investment Quality Municipal Fund, Inc.
Portfolio of Investments (continued)
April 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky – 1.4% (0.9% of Total Investments)
$2,000	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.000%, 6/01/30	6/20 at 100.00	BBB+	$2,153,660
5,000	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 6.250%, 3/01/31	3/21 at 100.00	A3	5,612,750
7,000	Total Kentucky			7,766,410
	Louisiana – 3.3% (2.2% of Total Investments)
230	East Baton Rouge Mortgage Finance Authority, Louisiana, GNMA/FNMA Mortgage-Backed Securities Program Family Mortgage Revenue Refunding Bonds, Series 1997D, 5.900%, 10/01/30 (Alternative Minimum Tax)	10/14 at 100.00	Aaa	230,340
1,800	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Refunding Series 2012, 5.000%, 6/01/24 – AGM Insured	6/22 at 100.00	AA	2,038,086
1,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB	1,111,320
1,380	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2009A, 6.500%, 8/01/29	8/14 at 100.00	BBB	1,560,131
7,445	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36 (Alternative Minimum Tax)	7/23 at 100.00	N/R	7,775,856
3,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 5.250%, 8/15/31	8/15 at 100.00	A+	3,048,840
2,500	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	2,580,300
17,355	Total Louisiana			18,344,873
	Maine – 0.7% (0.5% of Total Investments)
2,000	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011, 6.750%, 7/01/36	7/21 at 100.00	BBB–	2,182,120
1,695	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	AA	1,788,191
3,695	Total Maine			3,970,311
	Maryland – 0.5% (0.4% of Total Investments)
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24	8/14 at 100.00	A2	2,537,100
515	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.000%, 7/01/40	7/20 at 100.00	BBB–	526,402
3,015	Total Maryland			3,063,502
	Massachusetts – 2.2% (1.5% of Total Investments)
	Mass Development Finance Agency, Massachusetts, Revenue Bonds, Boston University, Tender Option Bond Trust 1163:
930	16.998%, 10/01/48 (IF) (5)	10/23 at 100.00	A1	1,178,924
505	17.098%, 10/01/48 (IF) (5)	10/23 at 100.00	A1	640,335
1,900	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	2,021,372
5,100	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/23 – AGM Insured (Pre-refunded 8/15/15) (UB)	8/15 at 100.00	AA+ (4)	5,416,659
3,120	Massachusetts Water Resources Authority, General Revenue Bonds, Series 2007A, 4.500%, 8/01/46 – AGM Insured (UB) (5)	2/17 at 100.00	AA+	3,185,021
11,555	Total Massachusetts			12,442,311
	Michigan – 3.7% (2.4% of Total Investments)
2,500	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 5.000%, 11/01/30	11/20 at 100.00	AA	2,562,000

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$10,215	Detroit, Michigan, Water Supply System Revenue Refunding Bonds, Series 1993, 6.500%, 7/01/15 – FGIC Insured	No Opt. Call	AA–	$10,266,279
1,385	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005II, 5.000%, 10/15/22 – AMBAC Insured	10/15 at 100.00	Aa3	1,467,712
3,490	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A2	3,745,992
1,635	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (UB)	12/16 at 100.00	Aa2	1,682,644
365	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (Pre-refunded 12/01/16) (UB)	12/16 at 100.00	N/R (4)	407,114
340	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006, 5.500%, 6/01/35	6/16 at 100.00	BBB	342,978
19,930	Total Michigan			20,474,719
	Minnesota – 3.0% (2.0% of Total Investments)
2,750	Cohasset, Minnesota, Pollution Control Revenue Bonds, Allete Inc., Series 2004, 4.950%, 7/01/22	7/14 at 100.00	A1	2,758,773
5,000	Dakota and Washington Counties Housing and Redevelopment Authority, Minnesota, GNMA Mortgage-Backed Securities Program Single Family Residential Mortgage Revenue Bonds, Series 1988, 8.450%, 9/01/19 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	6,581,050
2,000	Duluth Housing & Redevelopment Authority, Minnesota Lease Revenue Bonds, Duluth Public Schools Academy, Series 2010A, 5.875%, 11/01/40	11/20 at 100.00	BBB–	2,051,520
620	Minnesota Agricultural and Economic Development Board, Healthcare System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2000A, 6.375%, 11/15/29	5/14 at 100.00	A	622,815
1,000	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/25	11/15 at 100.00	BBB–	1,033,420
3,835	Washington County, Minnesota, General Obligation Bonds, Capital Improvement Plan, Series 2007A, 3.500%, 2/01/28	8/17 at 100.00	AAA	3,883,666
15,205	Total Minnesota			16,931,244
	Mississippi – 0.6% (0.4% of Total Investments)
1,000	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	10/14 at 100.00	BBB	1,000,400
2,275	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24 (UB)	9/14 at 100.00	AA–	2,305,735
3,275	Total Mississippi			3,306,135
	Missouri – 2.8% (1.9% of Total Investments)
2,000	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	2,144,780
200	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006, 5.000%, 3/01/22	3/16 at 100.00	BBB+	203,734
1,000	Jackson County Reorganized School District R-7, Lees Summit, Missouri, General Obligation Bonds, Series 2006, 5.250%, 3/01/26 (Pre-refunded 3/01/16) – NPFG Insured	3/16 at 100.00	Aa1 (4)	1,079,480
	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson Landing Project, Series 2005A:
780	6.000%, 6/01/20	No Opt. Call	A	868,351
1,525	5.000%, 6/01/35	6/15 at 100.00	A	1,579,641
3,080	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43	5/23 at 100.00	BBB+	3,262,675
1,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/44	11/23 at 100.00	A2	1,044,740
3,775	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2011, 5.000%, 4/01/26	4/21 at 100.00	A2	4,154,992

Nuveen Investments	33

NQM	Nuveen Investment Quality Municipal Fund, Inc.
Portfolio of Investments (continued)
April 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$1,000	Northwest Missouri State University, Housing System Revenue Bonds, Refunding Series 2012, 4.000%, 6/01/25	No Opt. Call	A3	$1,062,270
375	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43	9/23 at 100.00	A–	397,204
14,735	Total Missouri			15,797,867
	Nebraska – 2.1% (1.4% of Total Investments)
11,215	Lincoln, Nebraska, Electric System Revenue Bonds, Series 2007A, 4.500%, 9/01/37 – FGIC Insured (UB) (5)	9/17 at 100.00	AA	11,527,338
	Nevada – 1.2% (0.8% of Total Investments)
4,025	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	4,617,601
1,600	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	BBB–	1,817,120
5,625	Total Nevada			6,434,721
	New Hampshire – 0.0% (0.0% of Total Investments)
195	New Hampshire Housing Finance Authority, Single Family Mortgage Acquisition Bonds, Series 2007-E, 5.750%, 1/01/37 (Alternative Minimum Tax)	7/17 at 100.00	Aa3	202,812
	New Jersey – 2.4% (1.6% of Total Investments)
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005P:
1,325	5.250%, 9/01/24 (Pre-refunded 9/01/15)	9/15 at 100.00	A1 (4)	1,414,570
1,000	5.250%, 9/01/26 (Pre-refunded 9/01/15)	9/15 at 100.00	A1 (4)	1,067,600
555	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.750%, 6/01/31	6/20 at 100.00	Baa3	603,085
600	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (4)	782,958
680	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	682,557
665	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.694%, 6/01/30 (IF) (5)	6/19 at 100.00	AA	929,431
3,425	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.250%, 12/15/20	No Opt. Call	A1	4,059,961
700	New Jersey Turnpike Authority, Revenue Bonds, Series 2009E, 5.250%, 1/01/40	1/19 at 100.00	A+	765,534
4,250	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	B2	3,338,885
13,200	Total New Jersey			13,644,581
	New Mexico – 0.8% (0.5% of Total Investments)
	Farmington, New Mexico, Hospital Revenue Bonds, San Juan Regional Medical Center Inc., Series 2004A:
880	5.125%, 6/01/17	6/14 at 100.00	A3	882,702
1,295	5.125%, 6/01/19	6/14 at 100.00	A3	1,298,302
2,000	Farmington, New Mexico, Pollution Control Revenue Refunding Bonds, Public Service Company of New Mexico San Juan Project, Series 2010D, 5.900%, 6/01/40	6/20 at 100.00	BBB	2,149,740
4,175	Total New Mexico			4,330,744
	New York – 8.5% (5.6% of Total Investments)
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
1,945	6.000%, 7/15/30	1/20 at 100.00	BBB–	2,122,987
3,065	6.250%, 7/15/40	1/20 at 100.00	BBB–	3,343,241

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$1,665	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 (Pre-refunded 3/15/15) – AMBAC Insured	3/15 at 100.00	AAA	$1,735,996
1,500	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	1,668,060
4,055	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	AA–	4,065,989
1,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2009B, 5.000%, 11/15/34	11/19 at 100.00	AA	1,100,490
2,250	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005B, 5.000%, 11/15/30 – AMBAC Insured	11/15 at 100.00	A+	2,370,578
3,200	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005F, 5.000%, 11/15/30	11/15 at 100.00	A+	3,371,488
5,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013A, 5.000%, 11/15/38	5/23 at 100.00	A+	5,339,000
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
500	5.750%, 10/01/37 (7)	10/17 at 100.00	N/R	194,770
1,000	5.875%, 10/01/46 (8)	10/17 at 102.00	N/R	389,540
3,365	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005B, 5.000%, 6/15/28 (Pre-refunded 12/15/14) – AMBAC Insured	12/14 at 100.00	Aa1 (4)	3,467,464
4,435	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005B, 5.000%, 6/15/28 – AMBAC Insured	12/14 at 100.00	AAA	4,563,260
500	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 3484, 18.252%, 6/15/33 (IF)	6/19 at 100.00	AA+	661,380
5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2004C, 5.250%, 8/15/20 (Pre-refunded 8/15/14)	8/14 at 100.00	N/R (4)	5,074,800
1,535	New York City, New York, General Obligation Bonds, Fiscal Series 2005J, 5.000%, 3/01/25	3/15 at 100.00	AA	1,592,163
2,665	New York City, New York, General Obligation Bonds, Fiscal Series 2005J, 5.000%, 3/01/25 (Pre-refunded 3/01/15)	3/15 at 100.00	Aa2 (4)	2,772,773
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
590	5.500%, 12/01/31	12/20 at 100.00	BBB	634,586
1,325	6.000%, 12/01/42	12/20 at 100.00	BBB	1,458,931
1,170	Suffolk County Economic Development Corporation, New York, Revenue Refunding Bonds, Peconic Landing At Southold, Inc. Project, Series 2010, 5.875%, 12/01/30	12/20 at 100.00	BBB–	1,272,574
45,765	Total New York			47,200,070
	North Dakota – 0.5% (0.3% of Total Investments)
2,190	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	A+	2,560,767
	Ohio – 4.4% (2.9% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
3,120	5.125%, 6/01/24	6/17 at 100.00	B–	2,696,522
785	5.875%, 6/01/30	6/17 at 100.00	B	657,689
525	5.750%, 6/01/34	6/17 at 100.00	B	431,597
1,000	6.500%, 6/01/47	6/17 at 100.00	B	885,500
1,180	5.875%, 6/01/47	6/17 at 100.00	B	972,178
	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
1,125	5.250%, 11/01/29	11/20 at 100.00	A–	1,201,500
1,000	5.750%, 11/01/40	11/20 at 100.00	A–	1,079,730
5,000	5.500%, 11/01/40	11/20 at 100.00	A–	5,299,400

Nuveen Investments	35

NQM	Nuveen Investment Quality Municipal Fund, Inc.
Portfolio of Investments (continued)
April 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$760	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB–	$815,503
1,400	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB–	1,467,186
5,765	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA	6,591,816
1,000	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.125%, 8/01/31	8/21 at 100.00	A2	1,049,600
800	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	899,392
250	Port of Greater Cincinnati Development Authority, Ohio, Economic Development Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/25	10/16 at 100.00	A+	267,900
23,710	Total Ohio			24,315,513
	Oklahoma – 1.2% (0.8% of Total Investments)
750	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.375%, 9/01/36	9/16 at 100.00	BBB–	763,350
5,280	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2006, 5.000%, 12/15/36 (UB)	12/16 at 100.00	AA+	5,679,062
88	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, tender option Bond Trust 3500, 8.510%, 6/15/30 (IF)	12/16 at 100.00	AA+	100,092
6,118	Total Oklahoma			6,542,504
	Pennsylvania – 3.8% (2.5% of Total Investments)
1,000	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009, 6.750%, 11/01/24	11/19 at 100.00	BB–	1,079,300
2,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2009A, 5.375%, 8/15/29	8/19 at 100.00	Aa3	2,282,740
1,000	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB	961,720
3,000	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Series 2006A, 5.000%, 6/01/26 – AGM Insured (UB)	6/16 at 100.00	AA	3,245,250
1,000	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	BBB+	1,084,310
400	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	7/20 at 100.00	Baa3	409,708
5,130	Pennsylvania Public School Building Authority, Lease Revenue Bonds, School District of Philadelphia, Series 2006B, 4.500%, 6/01/32 – AGM Insured	12/16 at 100.00	AA	5,189,098
1,595	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	1,661,145
1,425	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41	8/20 at 100.00	A+	1,614,782
1,000	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2004B, 5.500%, 11/15/24 (Pre-refunded 11/15/14)	11/14 at 100.00	Aa2 (4)	1,028,960
2,350	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011, 5.500%, 8/01/20	No Opt. Call	BBB+	2,625,984
19,900	Total Pennsylvania			21,182,997
	Puerto Rico – 1.2% (0.8% of Total Investments)
6,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	4,785,300
14,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/42 – FGIC Insured	No Opt. Call	AA–	2,187,220
20,000	Total Puerto Rico			6,972,520

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Rhode Island – 0.3% (0.2% of Total Investments)
$1,440	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.000%, 6/01/23	6/14 at 100.00	A2	$1,440,230
	South Carolina – 0.8% (0.5% of Total Investments)
4,405	Dorchester County School District 2, South Carolina, Installment Purchase Revenue Bonds, GROWTH, Series 2004, 5.250%, 12/01/23 (Pre-refunded 12/01/14)	12/14 at 100.00	AA– (4)	4,536,269
	South Dakota – 0.3% (0.2% of Total Investments)
1,750	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sioux Valley Hospitals, Series 2004A, 5.500%, 11/01/31	11/14 at 100.00	A+	1,904,823
	Tennessee – 4.0% (2.6% of Total Investments)
2,425	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	2,611,943
3,200	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A, 5.500%, 7/01/36	7/16 at 100.00	BBB+	3,306,016
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
3,000	5.000%, 11/01/23	11/21 at 100.00	BBB+	3,378,210
3,200	5.000%, 11/01/24	11/21 at 100.00	BBB+	3,553,632
3,400	5.000%, 11/01/25	11/21 at 100.00	BBB+	3,745,712
5,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Refunding Bonds, Vanderbilt University, Series 2009B, 5.000%, 10/01/39	10/19 at 100.00	AA+	5,503,200
20,225	Total Tennessee			22,098,713
	Texas – 14.7% (9.8% of Total Investments)
5,000	Board of Regents, University of Texas System, Financing System Revenue Bonds, Series 2006F, 4.250%, 8/15/36 (UB)	2/17 at 100.00	AAA	5,082,050
	Bryan, Brazos County, Texas, Electric System Revenue Bonds, Refunding Series 2012:
1,000	5.000%, 7/01/28	7/22 at 100.00	A+	1,107,610
1,000	5.000%, 7/01/29	7/22 at 100.00	A+	1,100,880
1,100	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Refunding Series 2013A, 5.000%, 1/01/43 – AGM Insured	1/23 at 100.00	AA	1,158,421
1,250	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010, 5.750%, 1/01/25	1/20 at 100.00	Baa2	1,366,538
2,340	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series 2013A, 5.125%, 10/01/43	10/23 at 100.00	BBB+	2,419,396
1,585	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A, 5.000%, 6/01/28	6/23 at 100.00	Baa3	1,650,112
12,030	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 1998A, 0.000%, 12/01/22 – AGM Insured (ETM)	No Opt. Call	AA+ (4)	9,703,759
4,680	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 1998A, 0.000%, 12/01/22 – AGM Insured	No Opt. Call	AA+	3,667,856
	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005:
800	5.250%, 8/15/21	2/16 at 100.00	BBB–	821,000
1,220	5.125%, 8/15/26	2/16 at 100.00	BBB–	1,240,081
1,100	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008A, 5.750%, 1/01/40 – AGC Insured	1/18 at 100.00	AA	1,237,104
3,370	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/38	1/18 at 100.00	A3	3,671,851
1,960	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 0.000%, 9/01/43	9/31 at 100.00	AA+	1,509,553

Nuveen Investments	37

NQM	Nuveen Investment Quality Municipal Fund, Inc.
Portfolio of Investments (continued)
April 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$1,100	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.250%, 1/01/39	1/19 at 100.00	A2	$1,250,777
1,000	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company, Series 2001C, 5.200%, 5/01/28 (6)	11/15 at 100.00	CCC	27,500
3,960	Stafford Economic Development Corporation, Texas, Sales Tax Revenue Bonds, Series 2000, 5.500%, 9/01/30 – FGIC Insured	9/15 at 100.00	AA–	4,175,068
1,910	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	Aa3	2,039,383
7,500	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/36 (UB)	2/17 at 100.00	AA	7,789,275
650	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	A–	785,909
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
1,000	5.000%, 12/15/27	No Opt. Call	A3	1,053,640
4,460	5.000%, 12/15/29	No Opt. Call	A3	4,650,130
1,620	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	1,853,507
1,335	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 Segments 3A & 3B Facility, Series 2013, 7.000%, 12/31/38 (Alternative Minimum Tax)	9/23 at 100.00	BBB–	1,553,807
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
1,000	7.000%, 6/30/34	6/20 at 100.00	Baa3	1,163,040
1,000	7.000%, 6/30/40	6/20 at 100.00	Baa3	1,162,440
1,000	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB	1,011,780
	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A:
10,000	0.000%, 8/15/21 – AMBAC Insured	No Opt. Call	A–	8,037,900
12,000	0.000%, 8/15/23 – AMBAC Insured	No Opt. Call	A–	8,631,000
1,125	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.000%, 11/01/30	11/20 at 100.00	BB+	1,259,516
89,095	Total Texas			82,180,883
	Virgin Islands – 0.2% (0.1% of Total Investments)
250	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 6.000%, 10/01/39	10/19 at 100.00	Baa3	261,185
820	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	902,525
1,070	Total Virgin Islands			1,163,710
	Virginia – 0.9% (0.6% of Total Investments)
1,000	Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College, Series 2006, 5.000%, 9/01/26	9/16 at 100.00	BBB	1,026,310
345	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital Appreciation Series 2012B, 0.000%, 7/15/40	7/28 at 100.00	BBB	180,445

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia (continued)
$1,790	Virginia Beach Development Authority, Virginia, Multifamily Residential Rental Housing Revenue Bonds, Hamptons and Hampton Court Apartments, Series 1999, 7.500%, 10/01/39 (Alternative Minimum Tax)	10/14 at 102.00	N/R	$1,832,351
2,000	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	2,175,960
5,135	Total Virginia			5,215,066
	Washington – 2.0% (1.4% of Total Investments)
11,345	Chelan County Public Utility District 1, Washington, Columbia River-Rock Island Hydro-Electric System Revenue Refunding Bonds, Series 1997A, 0.000%, 6/01/19 – NPFG Insured	No Opt. Call	AA+	10,270,969
1,000	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32	12/17 at 100.00	N/R	1,025,800
12,345	Total Washington			11,296,769
	West Virginia – 1.3% (0.9% of Total Investments)
1,965	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2009A, 5.625%, 9/01/32	9/19 at 100.00	A3	2,088,815
1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008, 6.500%, 10/01/38	10/18 at 100.00	N/R	1,008,310
4,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding and Improvement Series 2013A, 5.500%, 6/01/44	6/23 at 100.00	A	4,376,600
6,965	Total West Virginia			7,473,725
	Wisconsin – 3.2% (2.1% of Total Investments)
815	Monroe Redevelopment Authority, Wisconsin, Development Revenue Bonds, The Monroe Clinic, Inc., Series 2009, 5.875%, 2/15/39	2/19 at 100.00	A3	876,932
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2010B, 5.125%, 4/01/36	4/20 at 100.00	A–	1,033,180
1,150	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.750%, 5/01/24	5/14 at 100.00	BBB	1,154,060
2,750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	2,890,058
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A:
3,500	5.250%, 8/15/21	8/16 at 100.00	A–	3,722,355
1,780	5.250%, 8/15/26	8/16 at 100.00	A–	1,902,553
1,000	5.250%, 8/15/34	8/16 at 100.00	A–	1,019,800
4,600	Wisconsin State, General Obligation Bonds, Series 2006A, 4.750%, 5/01/25 (Pre-refunded 5/01/16) – FGIC Insured (UB) (5)	5/16 at 100.00	AA (4)	5,003,466
16,595	Total Wisconsin			17,602,404
$847,217	Total Municipal Bonds (cost $782,794,773)			840,825,013

Nuveen Investments	39

NQM	Nuveen Investment Quality Municipal Fund, Inc.
Portfolio of Investments (continued)
April 30, 2014 (Unaudited)

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$163	Las Vegas Monorail Company, Senior Interest Bonds (9), (10)	5.500%	7/15/19	N/R	$29,392
45	Las Vegas Monorail Company, Senior Interest Bonds (9), (10)	3.000%	7/15/55	N/R	6,051
$208	Total Corporate Bonds (cost $12,479)				35,443
	Total Long-Term Investments (cost $782,807,252)				840,860,456
	Floating Rate Obligations – (11.2)%				(62,342,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (42.4)% (11)				(236,800,000)
	Other Assets Less Liabilities – 3.0%				16,685,616
	Net Assets Applicable to Common Shares – 100%				$558,404,072

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)
On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.750% to 2.300%.

(8)
On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.875% to 2.350%.

(9)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(10)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(11)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 28.2%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

40	Nuveen Investments

NQS
Nuveen Select Quality Municipal Fund, Inc.
Portfolio of Investments
April 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 150.9% (100.0% of Total Investments)
	MUNICIPAL BONDS – 150.9% (100.0% of Total Investments)
	Alaska – 1.6% (1.0% of Total Investments)
$500	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005A, 5.000%, 12/01/26 (Pre-refunded 12/01/14) – FGIC Insured (UB)	12/14 at 100.00	AA+ (4)	$511,765
6,000	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005B-2, 5.250%, 12/01/30 – NPFG Insured	6/15 at 100.00	AA+	6,356,400
1,585	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	6/14 at 100.00	Ba1	1,535,215
8,085	Total Alaska			8,403,380
	Arizona – 2.9% (2.0% of Total Investments)
2,300	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/33	7/18 at 100.00	AA–	2,530,092
2,500	Phoenix Civic Improvement Corporation, Arizona, Subordinate Excise Tax Revenue Bonds, Civic Plaza Expansion Project, Series 2005A, 5.000%, 7/01/35 – FGIC Insured	No Opt. Call	AA	2,601,775
1,000	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Series 2010A, 5.250%, 10/01/40	10/20 at 100.00	Baa1	1,038,550
8,000	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	8,786,880
750	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2008A, 5.250%, 9/01/30	9/14 at 100.00	A2	750,600
14,550	Total Arizona			15,707,897
	Arkansas – 0.3% (0.2% of Total Investments)
1,710	Little Rock, Arkansas, Hotel and Restaurant Gross Receipts Tax Refunding Bonds, Series 1993, 7.375%, 8/01/15	No Opt. Call	A2	1,764,994
	California – 15.7% (10.4% of Total Investments)
5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.000%, 4/01/38	4/23 at 100.00	A+	5,420,650
	Calexico Unified School District, Imperial County, California, General Obligation Bonds, Series 2005B:
3,685	0.000%, 8/01/31 – FGIC Insured	No Opt. Call	AA–	1,349,042
4,505	0.000%, 8/01/33 – FGIC Insured	No Opt. Call	AA–	1,417,994
2,820	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.000%, 6/01/26	6/15 at 100.00	B–	2,602,719
815	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2013I, 5.000%, 11/01/38	11/23 at 100.00	A2	875,237
5,000	California State, General Obligation Bonds, Series 2004, 5.000%, 3/01/34 – AMBAC Insured	9/14 at 100.00	AA+	5,073,200
4,000	California State, General Obligation Bonds, Various Purpose Series 2004, 5.000%, 6/01/31 – AMBAC Insured	12/14 at 100.00	AA+	4,104,440
1,500	California State, General Obligation Bonds, Various Purpose Series 2006, 4.500%, 10/01/29	10/16 at 100.00	A1	1,538,145
1,550	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	1,760,103
1,000	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2005A, 0.000%, 8/01/30 – FGIC Insured	No Opt. Call	AA–	446,720
	Colton Joint Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2006C:
3,200	0.000%, 2/01/30 – FGIC Insured	2/15 at 45.69	AA–	1,415,040
6,800	0.000%, 2/01/35 – FGIC Insured	2/15 at 34.85	AA–	2,278,340

Nuveen Investments	41

NQS	Nuveen Select Quality Municipal Fund, Inc.
Portfolio of Investments (continued)
April 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$4,500	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45	6/15 at 100.00	A2	$4,505,670
7,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Revenue Bonds, Tender Option Bonds Trust 2040, 11.779%, 6/01/45 – FGIC Insured (IF)	6/15 at 100.00	A2	7,026,460
2,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.000%, 6/01/33	6/17 at 100.00	B	2,008,400
4,500	Hemet Unified School District, Riverside County, California, General Obligation Bonds, Series 2008B, 5.125%, 8/01/37 – AGC Insured	8/16 at 102.00	AA	4,912,155
1,045	Lake Tahoe Unified School District, El Dorado County, California, General Obligation Bonds, Series 2001B, 0.000%, 8/01/31 – NPFG Insured	No Opt. Call	AA–	469,236
3,000	Los Angeles County Sanitation Districts Financing Authority, California, Capital Projects Revenue Bonds, District 14, Series 2005, 5.000%, 10/01/34 – FGIC Insured	10/15 at 100.00	AA–	3,153,630
1,160	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43	8/35 at 100.00	AA	632,745
2,000	Murrieta Valley Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2006A, 5.125%, 9/01/26 – AGM Insured	9/16 at 100.00	AA	2,158,720
3,600	New Haven Unified School District, Alameda County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/28 – NPFG Insured	No Opt. Call	AA–	1,725,624
2,500	Palm Springs Unified School District, Riverside County, California, General Obligation Bonds, Series 2006A, 5.000%, 8/01/31 – AGM Insured	8/14 at 102.00	AA	2,578,850
2,350	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Ba1	2,420,500
1,365	Palomar Pomerado Health, California, General Obligation Bonds, Election of 2004, Series 2007A, 0.000%, 8/01/21 – NPFG Insured	No Opt. Call	AA–	1,098,238
2,000	Pasadena, California, Certificates of Participation, Refunding Series 2008C, 5.000%, 2/01/33	2/18 at 100.00	AA+	2,112,120
6,195	Peralta Community College District, Alameda County, California, General Obligation Bonds, Election of 2006, Series 2007B, 5.000%, 8/01/37 – AGM Insured (UB) (5)	8/17 at 100.00	AA	6,871,680
6,000	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2006, 0.000%, 10/01/34 – FGIC Insured	No Opt. Call	AA–	2,074,200
5,000	Riverside County Asset Leasing Corporation, California, Leasehold Revenue Bonds, Riverside County Hospital Project, Series 1997, 0.000%, 6/01/25 – NPFG Insured	No Opt. Call	AA–	3,063,150
3,205	San Diego Community College District, California, General Obligation Bonds, Series 2005, 5.000%, 5/01/25 (Pre-refunded 5/01/15) – AGM Insured	5/15 at 100.00	AA+ (4)	3,360,186
5,000	Santa Monica Community College District, Los Angeles County, California, General Obligation Bonds, Series 2005C, 0.000%, 8/01/26 (Pre-refunded 8/01/15) – NPFG Insured	8/15 at 58.09	AA (4)	2,895,700
2,460	Santee School District, County, California, General Obligation Bonds, Capital Appreciation, Election 2006, Series 2008D, 0.000%, 8/01/33 – AGC Insured	No Opt. Call	AA	950,618
3,000	Yuma Community College District, California, General Obligation Bonds, Series 2007B, 0.000%, 8/01/33 – AMBAC Insured	8/17 at 45.45	Aa2	1,133,280
108,255	Total California			83,432,792
	Colorado – 6.7% (4.5% of Total Investments)
3,435	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.500%, 7/01/34	7/19 at 100.00	A+	3,899,618
1,150	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Poudre Valley Health System, Series 2005C, 5.250%, 3/01/40 – AGM Insured	9/18 at 102.00	AA	1,223,405
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	5,224,050
1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2007, 5.250%, 5/15/42	5/17 at 100.00	BBB+	1,526,070
1,975	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2006, 4.625%, 12/01/30 – SYNCORA GTY Insured	11/16 at 100.00	BBB–	1,985,645
42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B:
$1,420	0.000%, 9/01/23 – NPFG Insured	No Opt. Call	AA–	$987,979
9,615	0.000%, 9/01/25 – NPFG Insured	No Opt. Call	AA–	5,933,705
13,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/34 – NPFG Insured	9/20 at 45.40	AA–	4,187,950
5,000	Ebert Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.350%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	4,786,750
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
2,500	6.500%, 1/15/30	7/20 at 100.00	Baa3	2,789,500
3,115	6.000%, 1/15/34	7/20 at 100.00	Baa3	3,340,993
47,710	Total Colorado			35,885,665
	Connecticut – 1.0% (0.7% of Total Investments)
5,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42	7/16 at 100.00	AAA	5,353,200
	District of Columbia – 3.5% (2.3% of Total Investments)
	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001:
1,200	6.250%, 5/15/24	5/14 at 100.00	A1	1,199,892
5,580	6.500%, 5/15/33	No Opt. Call	Baa1	6,009,716
5,000	District of Columbia, General Obligation Bonds, Series 1998B, 6.000%, 6/01/19 – NPFG Insured	No Opt. Call	Aa2	6,114,700
5,000	Metropolitan Washington D.C. Airports Authority, District of Columbia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009C, 0.000%, 10/01/41 – AGC Insured	10/26 at 100.00	AA	5,213,850
16,780	Total District of Columbia			18,538,158
	Florida – 7.6% (5.0% of Total Investments)
5,000	Florida Hurricane Catastrophe Fund, Financial Corporation Revenue Bonds, Series 2010A, 5.000%, 7/01/15	No Opt. Call	AA	5,276,850
2,500	Florida State Board of Education, Full Faith and Credit Education Capital Outlay Bonds, Series 2005B, 5.250%, 6/01/14	No Opt. Call	AAA	2,511,100
2,500	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds, Refunding Series 2009C, 5.000%, 10/01/34	No Opt. Call	Aa3	2,761,075
4,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/28	10/20 at 100.00	A	4,433,080
4,260	Miami-Dade County, Florida, General Obligation Bonds, Parks Program, Series 2005, 4.300%, 11/01/30 – NPFG Insured	11/15 at 100.00	AA	4,333,315
2,500	Orange County School Board, Florida, Certificates of Participation, Series 2004A, 5.000%, 8/01/29 (Pre-refunded 8/01/14) – AMBAC Insured	8/14 at 100.00	Aa2 (4)	2,530,700
9,250	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/40 – NPFG Insured	7/17 at 100.00	AA–	9,457,293
3,200	Saint John’s County, Florida, Sales Tax Revenue Bonds, Series 2006, 5.000%, 10/01/36 – BHAC Insured	10/16 at 100.00	AA+	3,442,304
2,685	South Broward Hospital District, Florida, Hospital Refunding Revenue Bonds, Memorial Health System, Series 2006, 5.000%, 5/01/21 – NPFG Insured	5/16 at 100.00	AA–	2,882,133
2,500	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Tender Option Bond Trust 11151, 18.228%, 2/15/15 (IF)	No Opt. Call	AA	2,844,000
38,395	Total Florida			40,471,850
	Georgia – 1.0% (0.7% of Total Investments)
2,000	East Point Building Authority, Georgia, Revenue Bonds, Water and Sewer Project Series 2006A, 5.000%, 2/01/30 – SYNCORA GTY Insured	2/16 at 100.00	N/R	2,009,680
3,000	Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2008, 6.500%, 8/01/38 – AGC Insured	8/18 at 100.00	AA	3,313,230
5,000	Total Georgia			5,322,910

Nuveen Investments	43

NQS	Nuveen Select Quality Municipal Fund, Inc.
Portfolio of Investments (continued)
April 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Hawaii – 0.5% (0.3% of Total Investments)
$2,475	Honolulu City and County, Hawaii, General Obligation Bonds, Series 2004B, 5.000%, 7/01/14 – NPFG Insured	No Opt. Call	Aa1	$2,495,567
	Illinois – 18.3% (12.1% of Total Investments)
1,470	Chicago Board of Education, Cook County, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	A+	1,455,815
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
4,495	0.000%, 12/01/25 – FGIC Insured	No Opt. Call	AA–	2,628,721
3,225	0.000%, 12/01/31 – FGIC Insured	No Opt. Call	AA–	1,283,131
1,500	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A, 5.500%, 12/01/26 – FGIC Insured	No Opt. Call	AA–	1,689,435
1,825	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Series 2005A, 5.250%, 1/01/26 – NPFG Insured	1/16 at 100.00	AA–	1,925,722
29,145	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/38 – FGIC Insured	No Opt. Call	AA–	7,652,894
3,880	Chicago, Illinois, General Obligation Bonds, Series 2004A, 5.000%, 1/01/34 – AGM Insured	7/14 at 100.00	AA	3,880,854
1,250	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2003A, 5.000%, 1/01/33 – AMBAC Insured	7/14 at 100.00	AA+	1,251,025
1,500	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	AA	1,667,295
2,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008A, 5.250%, 8/15/47 – AGC Insured (UB)	8/18 at 100.00	AA	2,066,480
1,000	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 – AMBAC Insured	2/18 at 100.00	A	1,028,190
2,875	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	Baa2	3,009,809
1,750	Illinois Finance Authority, Revenue Bonds, Hospital Sisters Services Inc., Series 2007, 5.000%, 3/15/26	No Opt. Call	AA–	1,902,950
1,925	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37	11/17 at 100.00	A	2,033,224
10,000	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	AA–	10,695,200
3,975	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	Baa1	4,338,395
2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41 (UB) (5)	2/21 at 100.00	AA–	2,698,575
5,000	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB+	5,173,100
2,000	Illinois Health Facilities Authority, Revenue Bonds, Midwest Care Center I Inc., Series 2001, 5.950%, 2/20/36	8/14 at 100.00	Aa1	2,002,980
1,395	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	AA–	1,473,762
8,945	Lake and McHenry Counties Community Unit School District 118, Wauconda, Illinois, General Obligation Bonds, Series 2005B, 0.000%, 1/01/21 – AGM Insured	1/15 at 74.44	A1	6,526,809
9,000	McHenry County Community Unit School District 200, Woodstock, Illinois, General Obligation Bonds, Series 2006B, 0.000%, 1/15/23 – FGIC Insured	No Opt. Call	Aa2	6,719,310
2,335	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2010B-2, 5.000%, 6/15/50	6/20 at 100.00	AAA	2,384,876
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
6,765	0.000%, 12/15/23 – NPFG Insured	No Opt. Call	AAA	4,782,990
1,100	0.000%, 12/15/35 – NPFG Insured	No Opt. Call	AAA	378,081
3,805	0.000%, 6/15/41 – NPFG Insured	No Opt. Call	AAA	906,237

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$1,495	University of Illinois, Auxiliary Facilities Systems Revenue Bonds, Series 2006, 5.000%, 4/01/27	4/16 at 100.00	AA–	$1,595,688
7,415	University of Illinois, Auxiliary Facilities Systems Revenue Bonds, Series 2006, 5.000%, 4/01/27 (Pre-refunded 4/01/16)	4/16 at 100.00	AA– (4)	8,079,236
2,000	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.250%, 10/01/38	10/23 at 100.00	A	2,207,220
4,005	Will County Community Unit School District 201U, Crete-Monee, Illinois, General Obligation Bonds, Capital Appreciation Series 2004, 0.000%, 11/01/15 – FGIC Insured	No Opt. Call	AA–	3,948,369
129,575	Total Illinois			97,386,373
	Indiana – 3.2% (2.1% of Total Investments)
2,000	Delaware County Hospital Authority, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.250%, 8/01/36	8/16 at 100.00	A3	2,064,980
2,750	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA–	2,884,448
2,225	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Sisters of Saint Francis Health Services Inc., Series 2006E, 5.250%, 5/15/41 – AGM Insured	5/18 at 100.00	Aa3	2,310,663
2,000	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	A	2,092,680
2,225	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	AA–	2,339,721
3,000	Indiana Municipal Power Agency, Power Supply System Revenue Refunding Bonds, Series 2006A, 5.000%, 1/01/32 – AMBAC Insured	1/16 at 100.00	AA+	3,161,940
1,895	New Albany-Floyd County School Building Corporation, Indiana, First Mortgage Bonds, Series 2005, 5.000%, 7/15/26 (Pre-refunded 7/15/15) – AGM Insured	7/15 at 100.00	AA+ (4)	2,005,403
16,095	Total Indiana			16,859,835
	Iowa – 2.0% (1.3% of Total Investments)
	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
2,000	5.000%, 12/01/19	No Opt. Call	BB–	2,029,100
5,645	5.500%, 12/01/22	12/18 at 100.00	BB–	5,747,570
3,100	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.625%, 6/01/46	6/15 at 100.00	B+	2,656,669
10,745	Total Iowa			10,433,339
	Kansas – 0.6% (0.4% of Total Investments)
3,305	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	BB+	3,328,499
	Kentucky – 1.2% (0.8% of Total Investments)
5,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011, 5.250%, 8/15/46	8/21 at 100.00	A+	5,307,150
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA	1,033,330
6,000	Total Kentucky			6,340,480
	Louisiana – 1.0% (0.6% of Total Investments)
5,000	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.375%, 5/15/43	5/17 at 100.00	Baa1	5,151,600
	Maine – 0.2% (0.2% of Total Investments)
	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
1,000	6.750%, 7/01/36	7/21 at 100.00	BBB–	1,091,060
210	6.750%, 7/01/41	7/21 at 100.00	BBB–	227,426
1,210	Total Maine			1,318,486

Nuveen Investments	45

NQS	Nuveen Select Quality Municipal Fund, Inc.
Portfolio of Investments (continued)
April 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts – 4.3% (2.8% of Total Investments)
$3,695	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2004A, 5.000%, 7/01/24 (Pre-refunded 7/01/14)	7/14 at 100.00	AAA	$3,725,558
4,410	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/32	1/20 at 100.00	A+	4,732,062
2,000	Massachusetts Development Finance Authority, Revenue Bonds, 100 Cambridge Street Redevelopment, M/SRBC Project, Series 2002A, 5.125%, 2/01/34 – NPFG Insured	8/14 at 100.00	AA–	2,000,980
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%, 7/01/38	7/18 at 100.00	A–	517,685
2,300	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	2,446,924
3,650	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/43	5/23 at 100.00	AA+	4,025,038
200	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/30	8/15 at 100.00	AA+	210,898
	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A:
645	5.000%, 8/15/30 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA (4)	685,048
4,155	5.000%, 8/15/30 (Pre-refunded 8/15/15)	8/15 at 100.00	AA (4)	4,412,984
21,555	Total Massachusetts			22,757,177
	Michigan – 6.2% (4.1% of Total Investments)
1,975	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.000%, 7/01/32	7/22 at 100.00	BB+	1,911,879
3,500	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	AA–	3,378,760
7,745	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Remarketed Series 1998A, 5.250%, 7/01/21 – NPFG Insured	7/17 at 100.00	AA–	7,692,876
2,435	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Second Lien Series 2006A, 5.500%, 7/01/36 – BHAC Insured	7/18 at 100.00	AA+	2,459,253
2,020	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	B1	1,969,904
2,110	Detroit, Michigan, Water Supply System Senior Lien Revenue Refunding Bonds, Series 2001C, 4.750%, 7/01/29 – BHAC Insured	7/18 at 100.00	AA+	2,105,801
500	Detroit, Michigan, Water Supply System Senior Lien Revenue Refunding Bonds, Series 2005C, 5.000%, 7/01/18 – FGIC Insured	7/15 at 100.00	AA–	501,755
2,500	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012B, 5.000%, 7/01/22	7/16 at 100.00	AAA	2,735,775
8,125	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005II, 5.000%, 10/15/29 – AMBAC Insured	10/15 at 100.00	Aa3	8,537,913
2,000	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA, 0.000%, 10/15/21 – FGIC Insured	10/16 at 100.00	AA–	1,472,960
32,910	Total Michigan			32,766,876
	Minnesota – 0.4% (0.3% of Total Investments)
2,275	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Subordinate Lien Series 2005C, 5.000%, 1/01/31 – FGIC Insured	1/15 at 100.00	AA–	2,329,100
	Mississippi – 0.5% (0.3% of Total Investments)
2,475	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24 (UB)	9/14 at 100.00	AA–	2,508,437
	Missouri – 3.9% (2.6% of Total Investments)
890	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/28	10/18 at 100.00	AA+	999,212
5,000	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/28 – AMBAC Insured	No Opt. Call	AA–	2,802,800

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$5,545	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48	11/23 at 100.00	A2	$5,793,083
2,500	Missouri Highways and Transportation Commission, State Road Revenue Bonds, Refunding Senior Lien Series 2006, 5.000%, 2/01/15	No Opt. Call	AAA	2,592,175
3,150	Missouri Joint Municipal Electric Utility Commission, Plum Point Project, Revenue Bonds, Series 2006, 5.000%, 1/01/34 – NPFG Insured	1/16 at 100.00	AA–	3,259,211
5,000	Saint Louis, Missouri, Parking Revenue Bonds, Series 2006A, 5.000%, 12/15/31 – NPFG Insured	12/16 at 100.00	AA–	5,273,750
22,085	Total Missouri			20,720,231
	Nebraska – 1.2% (0.8% of Total Investments)
6,100	Omaha Convention Hotel Corporation, Nebraska, Convention Center Revenue Bonds, Series 2007, 5.000%, 2/01/35 – AMBAC Insured	2/17 at 100.00	A1	6,294,895
	Nevada – 2.9% (1.9% of Total Investments)
5,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	AA	5,370,350
5,000	North Las Vegas, Nevada, General Obligation Bonds, Series 2006, 5.000%, 5/01/36 – NPFG Insured	5/16 at 100.00	AA–	4,626,150
2,280	North Las Vegas, Nevada, General Obligation Bonds, Wastewater Reclamation System Series 2006, 5.000%, 10/01/25 – NPFG Insured	10/16 at 100.00	AA–	2,291,765
2,500	Reno, Nevada, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, Trust 2634, 18.908%, 7/01/31 – BHAC Insured (IF) (5)	7/17 at 100.00	AA+	3,071,000
14,780	Total Nevada			15,359,265
	New Hampshire – 1.0% (0.7% of Total Investments)
5,000	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39	10/19 at 100.00	Baa1	5,359,400
	New Jersey – 4.5% (3.0% of Total Investments)
1,965	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.000%, 1/01/31 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	2,106,519
3,200	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2009Z, 5.000%, 12/15/14	No Opt. Call	A1	3,298,048
16,840	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2006B, 0.000%, 7/01/35	1/17 at 39.39	BBB+	5,804,748
20,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA	7,602,400
6,500	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/41	6/17 at 100.00	B2	5,119,660
48,505	Total New Jersey			23,931,375
	New York – 5.0% (3.3% of Total Investments)
5,005	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Vassar College, Series 2007, 5.000%, 7/01/46	7/17 at 100.00	Aa2	5,411,806
2,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	A	2,121,900
2,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 5.000%, 2/15/47 – FGIC Insured	2/17 at 100.00	A	2,041,200
7,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2004A, 5.000%, 9/01/34 – BHAC Insured	9/14 at 100.00	AA+	7,614,150
2,925	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A, 5.500%, 4/01/24	4/19 at 100.00	A–	3,283,313
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/26	11/22 at 100.00	A+	2,839,250

Nuveen Investments	47

NQS	Nuveen Select Quality Municipal Fund, Inc.
Portfolio of Investments (continued)
April 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$875	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	$926,144
2,000	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.750%, 11/15/51	No Opt. Call	A+	2,215,600
24,805	Total New York			26,453,363
	North Carolina – 3.1% (2.0% of Total Investments)
3,000	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2008A, 5.000%, 1/15/47	1/18 at 100.00	AA–	3,110,400
3,000	North Carolina Medical Care Commission, FHA-Insured Mortgage Revenue Bonds, Rowan Regional Medical Center Project, Series 2004, 5.000%, 9/01/33 (Pre-refunded 9/01/14)	9/14 at 100.00	AA (4)	3,048,960
5,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, WakeMed, Series 2012A, 5.000%, 10/01/27	10/22 at 100.00	AA–	5,539,800
2,375	North Carolina Medical Care Commission, Healthcare Revenue Refunding Bonds, Novant Health Inc., Series 2006, 5.000%, 11/01/39 – NPFG Insured	11/16 at 100.00	AA+	2,563,076
1,900	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA	2,082,153
15,275	Total North Carolina			16,344,389
	North Dakota – 0.4% (0.2% of Total Investments)
1,875	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012, 5.000%, 12/01/32	12/21 at 100.00	A–	1,952,963
	Ohio – 7.6% (5.0% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
3,335	5.375%, 6/01/24	6/17 at 100.00	B–	2,905,585
1,180	5.125%, 6/01/24	6/17 at 100.00	B–	1,019,839
2,700	5.875%, 6/01/30	6/17 at 100.00	B	2,262,114
2,755	5.750%, 6/01/34	6/17 at 100.00	B	2,264,858
7,995	5.875%, 6/01/47	6/17 at 100.00	B	6,586,921
18,300	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B	15,763,055
1,730	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA	1,978,117
3,750	Ohio Higher Educational Facilities Commission, Revenue Bonds, University Hospitals Health System Inc., Series 2007A, Trust 2812, 14.809%, 1/15/46 – AMBAC Insured (IF)	1/17 at 100.00	A	3,809,400
3,685	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	A+	3,913,470
45,430	Total Ohio			40,503,359
	Oklahoma – 0.5% (0.4% of Total Investments)
1,000	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	1,101,800
1,675	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Series 2008B, 5.250%, 8/15/38	8/18 at 100.00	AA–	1,780,827
2,675	Total Oklahoma			2,882,627
	Oregon – 0.9% (0.6% of Total Investments)
5,000	Oregon Department of Administrative Services, Certificates of Participation, Series 2010A, 5.000%, 5/01/14	No Opt. Call	AA	5,000,700
	Pennsylvania – 3.7% (2.5% of Total Investments)
1,000	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Presbyterian Homes Inc., Refunding Series 2005A, 5.000%, 12/01/21 – RAAI Insured	12/15 at 100.00	BBB+	1,018,560

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$1,250	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 – AGM Insured	12/18 at 100.00	AA	$1,294,175
3,250	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-96A, 4.650%, 10/01/31 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	3,261,700
8,550	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–	8,589,929
5,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	5,537,800
19,050	Total Pennsylvania			19,702,164
	Puerto Rico – 2.4% (1.6% of Total Investments)
800	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D, 5.450%, 7/01/31 – AMBAC Insured	7/17 at 100.00	BB+	707,744
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A:
12,000	0.000%, 8/01/32	8/26 at 100.00	A+	9,313,800
1,000	6.000%, 8/01/42	8/19 at 100.00	A+	797,550
23,890	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	AA–	1,716,258
37,690	Total Puerto Rico			12,535,352
	Rhode Island – 1.3% (0.9% of Total Investments)
1,427	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity 57-B Bond Program, Series 2008, Trust 1177, 9.617%, 4/01/23 (Alternative Minimum Tax) (IF)	4/17 at 100.00	AA+	1,533,254
5,440	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.125%, 6/01/32	6/14 at 100.00	BBB+	5,439,946
6,867	Total Rhode Island			6,973,200
	South Carolina – 3.1% (2.0% of Total Investments)
2,500	Columbia, South Carolina, Waterworks and Sewer System Revenue Bonds, Series 2011A, 5.000%, 2/01/41	2/21 at 100.00	Aa1	2,707,250
2,950	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%, 2/15/22 (Pre-refunded 8/15/14) – NPFG Insured	8/14 at 100.00	AA– (4)	2,993,572
21,565	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2, 0.000%, 1/01/30 – AMBAC Insured	No Opt. Call	A–	10,754,250
27,015	Total South Carolina			16,455,072
	South Dakota – 0.8% (0.5% of Total Investments)
2,215	Sioux Falls, South Dakota, Industrial Revenue Refunding Bonds, Great Plains Hotel Corporation, Series 1989, 8.500%, 11/01/16 (Pre-refunded 10/15/14) (Alternative Minimum Tax)	10/14 at 100.00	AA+ (4)	2,290,642
1,750	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sioux Valley Hospitals, Series 2004A, 5.500%, 11/01/31	11/14 at 100.00	A+	1,904,823
3,965	Total South Dakota			4,195,465
	Tennessee – 1.0% (0.6% of Total Investments)
1,595	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	1,717,959
3,125	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Refunding Series 2010A, 6.000%, 7/01/38	7/20 at 100.00	BBB+	3,452,719
4,720	Total Tennessee			5,170,678
	Texas – 22.1% (14.7% of Total Investments)
2,110	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax) (6)	9/14 at 100.00	C	58,025

Nuveen Investments	49

NQS	Nuveen Select Quality Municipal Fund, Inc.
Portfolio of Investments (continued)
April 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$1,000	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005B. Remarketed, 6.125%, 4/01/45	4/20 at 100.00	Baa1	$1,089,810
4,080	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2005, 5.000%, 1/01/35 (Pre-refunded 1/01/15) – FGIC Insured	1/15 at 100.00	AA– (4)	4,211,906
1,000	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 6.000%, 1/01/41	1/21 at 100.00	Baa2	1,106,200
3,000	Conroe Independent School District, Montgomery County, Texas, General Obligation Bonds, Schoolhouse Series 2005C, 5.000%, 2/15/30 (Pre-refunded 2/15/15)	2/15 at 100.00	AAA	3,114,570
4,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012E, 5.000%, 11/01/42 (Alternative Minimum Tax)	No Opt. Call	A+	4,130,000
2,720	Edinburg Consolidated Independent School District, Hidalgo County, Texas, General Obligation Bonds, Refunding Series 2005, 5.000%, 2/15/30	2/15 at 100.00	AAA	2,812,099
2,000	Ennis Independent School District, Ellis County, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/28	8/16 at 54.64	Aaa	1,015,400
9,120	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 4/01/53	10/23 at 100.00	AA+	9,627,984
3,070	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	AA+	3,352,870
1,000	Harris County, Texas, Toll Road Senior Lien Revenue Refunding Bonds, Series 2004A, 5.000%, 8/15/27 (Pre-refunded 8/15/14) – FGIC Insured	8/14 at 100.00	AA (4)	1,014,170
7,570	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H, 0.000%, 11/15/31 – NPFG Insured	No Opt. Call	AA–	2,679,099
3,500	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2011A, 5.250%, 11/15/30	No Opt. Call	AA	4,058,950
5,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2005, 5.000%, 11/15/35 – AGM Insured	11/15 at 100.00	AA	5,276,550
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
3,250	0.000%, 9/01/25 – AMBAC Insured	No Opt. Call	AA	2,052,245
4,130	0.000%, 9/01/26 – AMBAC Insured	No Opt. Call	AA	2,501,252
9,000	Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds, Houston Light and Power Company, Series 1997, 5.125%, 11/01/28 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	A1	10,021,860
5,000	Midland Independent School District, Midland County, Texas, General Obligation Bonds, School Building Series 2007, 5.000%, 2/15/32	2/17 at 100.00	AAA	5,476,950
7,000	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Capital Appreciation Series 2008I, 0.000%, 1/01/43	1/25 at 100.00	A2	7,967,610
2,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 5.500%, 9/01/41 (UB) (5)	9/21 at 100.00	AA+	2,256,040
10	Panhandle Regional Housing Finance Corporation, Texas, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1991A, 7.500%, 5/01/24 (Alternative Minimum Tax)	11/14 at 100.00	N/R	10,090
6,310	Pasadena Independent School District, Harris County, Texas, General Obligation Bonds, Series 2006, 5.000%, 2/15/26 (Pre-refunded 2/15/16)	2/16 at 100.00	Aaa	6,829,755
2,140	Pflugerville Independent School District, Travis County, Texas, General Obligation Bonds, Series 2005A, 5.000%, 2/15/30 (Pre-refunded 2/15/15)	2/15 at 100.00	AAA	2,222,433
4,375	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Texas Health Resources Tender Option Bond Trust 1197, 9.313%, 5/15/39 (IF) (5)	11/17 at 100.00	AA	4,688,863
2,890	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	Aa3	3,085,769
5,910	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/23	No Opt. Call	A3	6,486,402

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$2,500	Texas Public Finance Authority, Unemployment Compensation Obligation Assessment Revenue Bonds, Series 2010B, 5.000%, 1/01/19 (Pre-refunded 7/01/14)	7/14 at 100.00	AAA	$2,520,125
3,335	Texas State, General Obligation Bonds, Water Financial Assistance, Tender Option Bond Trust 3479, 13.684%, 2/01/17 (IF)	No Opt. Call	AAA	4,435,783
4,430	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	4,558,426
	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006:
1,445	0.000%, 8/15/36	8/15 at 33.75	AAA	462,024
1,445	0.000%, 8/15/41	8/15 at 25.73	AAA	351,800
1,130	0.000%, 8/15/45	8/15 at 20.76	AAA	221,740
	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006:
7,665	0.000%, 8/15/36 (Pre-refunded 8/15/15)	8/15 at 33.75	N/R (4)	2,577,356
7,665	0.000%, 8/15/41 (Pre-refunded 8/15/15)	8/15 at 25.73	N/R (4)	1,964,999
5,980	0.000%, 8/15/45 (Pre-refunded 8/15/15)	8/15 at 20.76	N/R (4)	1,236,784
1,020	Winter Garden Housing Finance Corporation, Texas, GNMA/FNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1994, 6.950%, 10/01/27 (Alternative Minimum Tax)	10/14 at 100.00	B–	1,022,397
2,000	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, Series 2005, 0.000%, 8/15/26 (Pre-refunded 8/15/15)	8/15 at 57.10	AAA	1,137,760
139,800	Total Texas			117,636,096
	Virginia – 2.2% (1.5% of Total Investments)
1,500	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A, 5.125%, 10/01/42	10/17 at 100.00	BBB	1,531,740
900	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Obligated Group, Series 2013, 5.000%, 11/01/30	No Opt. Call	A–	975,807
	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012A:
2,500	5.125%, 7/01/49	No Opt. Call	BBB–	2,565,125
2,500	5.000%, 7/01/52	No Opt. Call	BBB–	2,532,875
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
2,470	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	2,687,311
1,260	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	1,316,776
11,130	Total Virginia			11,609,634
	Washington – 1.6% (1.1% of Total Investments)
3,750	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Series 2009, 5.500%, 6/01/39 (UB) (5)	6/19 at 100.00	AA	4,052,100
2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33	7/19 at 100.00	A	2,173,340
2,500	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32	12/17 at 100.00	N/R	2,564,500
8,250	Total Washington			8,789,940
	West Virginia – 1.9% (1.3% of Total Investments)
3,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding and Improvement Series 2013A, 5.500%, 6/01/44	6/23 at 100.00	A	3,282,450
6,725	West Virginia University, Revenue Bonds, West Virginia University Projects, Improvement Series 2004C, 5.000%, 10/01/34 (Pre-refunded 10/01/14) – FGIC Insured	10/14 at 100.00	AA– (4)	6,861,854
9,725	Total West Virginia			10,144,304

Nuveen Investments	51

NQS	Nuveen Select Quality Municipal Fund, Inc.
Portfolio of Investments (continued)
April 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin – 1.1% (0.7% of Total Investments)
$2,890	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 6.100%, 5/01/34	5/14 at 100.00	BBB	$2,902,311
3,000	Wisconsin Public Power Incorporated System, Power Supply System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – AMBAC Insured	7/15 at 100.00	AA+	3,124,620
5,890	Total Wisconsin			6,026,931
$944,737	Total Municipal Bonds (cost $764,099,342)			802,598,018

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$42	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	5.500%	7/15/19	N/R	$7,611
12	Las Vegas Monorail Company, Senior Interest Bonds (7), (8)	3.000%	7/15/55	N/R	1,567
$54	Total Corporate Bonds (cost $3,230)				9,178
	Total Long-Term Investments (cost $764,102,572)				802,607,196
	Floating Rate Obligations – (2.9)%				(15,480,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (50.3)% (9)				(267,500,000)
	Other Assets Less Liabilities – 2.3%				12,107,879
	Net Assets Applicable to Common Shares – 100%				$531,735,075

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor‘s”), Moody’s Investors Service, Inc. (“Moody‘s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(9)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.3%.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

52	Nuveen Investments

NQU
Nuveen Quality Income Municipal Fund, Inc.
Portfolio of Investments
April 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 158.2% (100.0% of Total Investments)
	MUNICIPAL BONDS – 158.2% (100.0% of Total Investments)
	Alaska – 2.8% (1.8% of Total Investments)
$6,110	Alaska Housing Finance Corporation, General Housing Purpose Bonds, Series 2005A, 5.000%, 12/01/27 (Pre-refunded 12/01/14) – FGIC Insured (UB)	12/14 at 100.00	AA+ (4)	$6,260,306
3,605	Anchorage, Alaska, General Obligation Bonds, General Purpose, Refunding Series 2012D, 5.000%, 8/01/14	No Opt. Call	AAA	3,649,558
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
3,975	5.000%, 6/01/32	6/14 at 100.00	B2	3,185,366
13,835	5.000%, 6/01/46	6/14 at 100.00	B2	10,110,618
27,525	Total Alaska			23,205,848
	Arizona – 2.1% (1.3% of Total Investments)
1,190	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32	7/17 at 100.00	A	1,240,278
630	Mesa, Arizona, Utility System Revenue Refunding Bonds, Series 2002, 5.250%, 7/01/17 – FGIC Insured (ETM)	No Opt. Call	Aa2 (4)	720,437
370	Mesa, Arizona, Utility System Revenue Refunding Bonds, Series 2002, 5.250%, 7/01/17 – FGIC Insured	No Opt. Call	Aa2	422,614
7,780	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A+	8,104,037
2,350	Phoenix Civic Improvement Corporation, Arizona, Senior Lien Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/33	7/18 at 100.00	AA–	2,585,094
2,500	Phoenix Civic Improvement Corporation, Arizona, Subordinate Excise Tax Revenue Bonds, Civic Plaza Expansion Project, Series 2005A, 5.000%, 7/01/35 – FGIC Insured	No Opt. Call	AA	2,601,775
1,000	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Series 2010A, 5.250%, 10/01/40	10/20 at 100.00	Baa1	1,038,550
15,820	Total Arizona			16,712,785
	Arkansas – 1.1% (0.7% of Total Investments)
	Arkansas Development Finance Authority, Tobacco Settlement Revenue Bonds, Arkansas Cancer Research Center Project, Series 2006:
2,500	0.000%, 7/01/36 – AMBAC Insured	No Opt. Call	Aa2	888,750
20,125	0.000%, 7/01/46 – AMBAC Insured	No Opt. Call	Aa2	3,974,889
4,000	University of Arkansas, Fayetteville, Revenue Bonds, Medical Sciences Campus, Series 2004B, 5.000%, 11/01/34 (Pre-refunded 11/01/14) – NPFG Insured	11/14 at 100.00	Aa2 (4)	4,097,480
26,625	Total Arkansas			8,961,119
	California – 21.3% (13.5% of Total Investments)
12,500	Anaheim Public Financing Authority, California, Subordinate Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA	3,960,625
5,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4, 5.000%, 4/01/38	4/23 at 100.00	A+	5,420,650
3,275	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.450%, 6/01/28	12/18 at 100.00	B+	2,982,313
890	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA–	963,033
2,335	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40	7/20 at 100.00	Baa2	2,457,798
25,000	California State, General Obligation Bonds, Series 2005, 4.750%, 3/01/35 – NPFG Insured	3/16 at 100.00	AA–	25,977,484

Nuveen Investments	53

NQU	Nuveen Quality Income Municipal Fund, Inc.
Portfolio of Investments (continued)
April 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$16,000	California State, General Obligation Bonds, Various Purpose Series 2007, 5.000%, 6/01/37	6/17 at 100.00	A1	$17,001,760
	California State, General Obligation Bonds, Various Purpose Series 2010:
3,500	5.250%, 3/01/30	3/20 at 100.00	A1	3,998,085
10,000	5.500%, 11/01/35	11/20 at 100.00	A1	11,514,800
1,360	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.250%, 7/01/30	7/15 at 100.00	B–	1,285,227
3,600	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	4,087,980
2,710	Chula Vista Elementary School District, San Diego County, California, Certificates of Participation, Series 2004, 5.000%, 9/01/29 – NPFG Insured	9/14 at 100.00	AA–	2,713,930
3,400	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Election 2005 Series 2010C, 0.000%, 8/01/33 – AGM Insured	No Opt. Call	AA	1,338,784
8,500	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 – NPFG Insured	7/14 at 100.00	AA–	8,501,190
910	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 2013A, 0.000%, 1/15/42	1/31 at 100.00	BBB–	524,306
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
7,780	4.500%, 6/01/27	6/17 at 100.00	B	6,830,451
13,090	5.000%, 6/01/33	6/17 at 100.00	B	10,515,982
1,500	5.125%, 6/01/47	6/17 at 100.00	B	1,143,225
2,000	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2005A-2, 5.000%, 7/01/22 – AGM Insured	7/15 at 100.00	AA	2,108,200
5,255	Los Angeles Unified School District, California, General Obligation Bonds, Series 2006F, 5.000%, 7/01/30 – FGIC Insured	7/16 at 100.00	Aa2	5,683,650
5,000	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2007A, 4.500%, 1/01/28 – NPFG Insured	7/17 at 100.00	Aa2	5,435,600
1,855	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43	8/35 at 100.00	AA	1,011,847
3,300	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	A	4,283,202
3,290	Murrieta Valley Unified School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2006A, 5.125%, 9/01/26 – AGM Insured	9/16 at 100.00	AA	3,551,094
2,500	Palm Springs Unified School District, Riverside County, California, General Obligation Bonds, Series 2006A, 5.000%, 8/01/31 – AGM Insured	8/14 at 102.00	AA	2,578,850
5,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/30	11/20 at 100.00	Ba1	5,064,300
3,700	Palomar Pomerado Health, California, General Obligation Bonds, Election of 2004, Series 2007A, 0.000%, 8/01/25 – NPFG Insured	No Opt. Call	AA–	2,340,694
9,145	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Series 1999, 0.000%, 8/01/30 – AMBAC Insured	No Opt. Call	A	3,939,026
2,500	Redding, California, Electric System Revenue Certificates of Participation, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	AA–	2,534,350
1,830	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Tender Option Bond Trust 3504, 20.033%, 2/01/33 (IF)	8/19 at 100.00	Aa2	2,982,479
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
7,210	0.000%, 1/15/23 – NPFG Insured	No Opt. Call	AA–	4,616,779
30,000	0.000%, 1/15/35 – NPFG Insured	No Opt. Call	AA–	8,705,100
3,000	San Mateo County Community College District, California, General Obligation Bonds, Series 2006C, 0.000%, 9/01/30 – NPFG Insured	No Opt. Call	Aaa	1,593,660

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$4,495	Stockton-East Water District, California, Certificates of Participation, Refunding Series 2002B, 0.000%, 4/01/28 – FGIC Insured	10/14 at 100.00	AA–	$1,942,559
	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
1,315	4.750%, 6/01/23	6/15 at 100.00	B+	1,264,688
1,500	5.500%, 6/01/45	6/15 at 100.00	B–	1,185,480
1,980	Tobacco Securitization Authority of Southern California, Tobacco Settlement Asset-Backed Bonds, San Diego County Tobacco Asset Securitization Corporation, Senior Series 2006A, 4.750%, 6/01/25	6/14 at 100.00	BBB	1,942,301
216,225	Total California			173,981,482
	Colorado – 8.2% (5.2% of Total Investments)
3,350	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 4.500%, 9/01/38	9/16 at 100.00	A+	3,360,117
3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A, 5.000%, 2/01/41	2/21 at 100.00	A+	3,146,850
4,890	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	A+	5,266,970
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Poudre Valley Health System, Series 2005C, 5.250%, 3/01/40 – AGM Insured	9/18 at 102.00	AA	1,063,830
11,830	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	12,360,102
1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2007, 5.250%, 5/15/42	5/17 at 100.00	BBB+	1,526,070
3,225	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	3,450,911
11,700	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation Series 2010A, 0.000%, 9/01/41	No Opt. Call	BBB	2,642,679
6,525	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/26 – NPFG Insured	No Opt. Call	AA–	3,766,948
43,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/33 – NPFG Insured	No Opt. Call	AA–	15,289,080
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
1,000	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	AA–	509,460
7,000	0.000%, 9/01/34 – NPFG Insured	No Opt. Call	AA–	2,326,800
1,180	Regional Transportation District, Colorado, Certificates of Participation, Series 2010A, 5.375%, 6/01/31	6/20 at 100.00	Aa3	1,288,808
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
6,500	6.500%, 1/15/30	7/20 at 100.00	Baa3	7,252,700
3,750	6.000%, 1/15/41	7/20 at 100.00	Baa3	4,001,250
109,450	Total Colorado			67,252,575
	District of Columbia – 2.5% (1.6% of Total Investments)
11,000	Metropolitan Washington D.C. Airports Authority, District of Columbia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009C, 0.000%, 10/01/41 – AGC Insured	10/26 at 100.00	AA	11,470,470
10,000	Metropolitan Washington D.C. Airports Authority, District of Columbia, Dulles Toll Road Second Senior Lien Revenue Bonds, Dulles Metrorail Capital Appreciation, Series 2010B, 0.000%, 10/01/44	10/28 at 100.00	BBB+	8,612,000
21,000	Total District of Columbia			20,082,470
	Florida – 3.0% (1.9% of Total Investments)
1,270	Alachua County Health Facilities Authority, Florida, Revenue Bonds, Shands Teaching Hospital and Clinics Inc., Series 1996A, 6.250%, 12/01/16 – NPFG Insured	No Opt. Call	AA–	1,353,033

Nuveen Investments	55

NQU	Nuveen Quality Income Municipal Fund, Inc.
Portfolio of Investments (continued)
April 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$1,640	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1, 5.000%, 6/01/14	No Opt. Call	A+	$1,646,921
5,000	Florida Hurricane Catastrophe Fund, Financial Corporation Revenue Bonds, Series 2010A, 5.000%, 7/01/15	No Opt. Call	AA	5,276,850
3,715	Lee County, Florida, Transportation Facilities Revenue Bonds, Sanibel Bridges and Causeway Project, Series 2005B, 5.000%, 10/01/30 – CIFG Insured	10/15 at 100.00	AA	3,880,800
2,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/41	10/20 at 100.00	A	2,716,425
2,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/30	10/20 at 100.00	A	2,747,775
4,625	Miami-Dade County, Florida, General Obligation Bonds, Parks Program, Series 2005, 4.300%, 11/01/30 – NPFG Insured	11/15 at 100.00	AA	4,704,596
2,000	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	AA–	2,058,580
23,250	Total Florida			24,384,980
	Georgia – 3.1% (1.9% of Total Investments)
4,000	Cobb County Kennestone Hospital Authority, Georgia, Revenue Anticipation Refunding Certificates, Series 2012, 5.000%, 4/01/28	4/23 at 100.00	AA–	4,526,560
1,250	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	BBB	1,314,988
2,400	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010, 7.625%, 12/01/30	12/20 at 100.00	N/R	1,996,416
	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B:
5,000	5.250%, 2/15/37	2/20 at 100.00	AA–	5,310,650
4,050	5.125%, 2/15/40	2/20 at 100.00	AA–	4,233,141
2,000	Georgia State, General Obligation Bonds, Series 2008B, 5.000%, 7/01/14	No Opt. Call	AAA	2,016,680
5,000	Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2008, 6.500%, 8/01/38 – AGC Insured	8/18 at 100.00	AA	5,522,050
23,700	Total Georgia			24,920,485
	Illinois – 18.4% (11.6% of Total Investments)
3,075	Board of Trustees of Southern Illinois University, Housing and Auxiliary Facilities System Revenue Bonds, Series 2006A, 5.000%, 4/01/36 – NPFG Insured	4/16 at 100.00	AA–	3,251,259
1,470	Chicago Board of Education, Cook County, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	A+	1,455,815
5,000	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Revenues, Refunding Series 2004A, 5.000%, 12/01/15 – NPFG Insured	No Opt. Call	AA–	5,136,350
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
9,400	0.000%, 12/01/14 – FGIC Insured	No Opt. Call	AA–	9,364,656
4,400	0.000%, 12/01/15 – FGIC Insured	No Opt. Call	AA–	4,323,924
1,100	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	1,176,175
1,615	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Series 2003C-2, 5.250%, 1/01/30 – AGM Insured (Alternative Minimum Tax)	7/14 at 100.00	AA	1,616,583
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
32,670	0.000%, 1/01/32 – FGIC Insured	No Opt. Call	AA–	13,257,486
12,360	0.000%, 1/01/37 – FGIC Insured	No Opt. Call	AA–	3,419,023
7,750	Chicago, Illinois, General Obligation Bonds, Series 2004A, 5.000%, 1/01/34 – AGM Insured	7/14 at 100.00	AA	7,751,705
13,400	Chicago, Illinois, Revenue Bonds, Midway Airport, Series 1998A, 5.125%, 1/01/35 – NPFG Insured (Alternative Minimum Tax)	7/14 at 100.00	AA–	13,404,422
3,500	Cook County Township High School District 225 Northfield, Illinois, General Obligation Bonds, Series 2007B, 0.000%, 12/01/23	12/16 at 72.44	AAA	2,410,870

56	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$1,050	Illinois Finance Authority, General Obligation Debt Certificates, Local Government Program – Kankakee County, Series 2005B, 5.000%, 12/01/20 (Pre-refunded 12/01/14) – AMBAC Insured	12/14 at 100.00	Baa2 (4)	$1,079,747
15,000	Illinois Finance Authority, Illinois, Northwestern University, Revenue Bonds, Series 2006, 5.000%, 12/01/42 (UB)	12/15 at 100.00	AAA	15,866,550
2,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008A, 5.250%, 8/15/47 – AGC Insured (UB)	8/18 at 100.00	AA	2,066,480
1,340	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 – AMBAC Insured	2/18 at 100.00	A	1,377,775
2,500	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	Baa2	2,617,225
1,725	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013, 4.250%, 5/15/43	5/22 at 100.00	Baa1	1,478,480
4,300	Illinois Finance Authority, Revenue Bonds, Memorial Health System, Series 2009, 5.500%, 4/01/34	4/19 at 100.00	A+	4,557,742
1,630	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial HealthCare, Series 2013, 5.000%, 8/15/37	8/22 at 100.00	AA+	1,732,739
5,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2004A, 5.500%, 8/15/43 (Pre-refunded 8/15/14)	8/14 at 100.00	N/R (4)	5,077,950
2,500	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	3,104,100
5,000	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care System, Series 1999B, 5.000%, 5/15/24 – AGM Insured	5/18 at 100.00	AA	5,332,300
5,725	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 7.000%, 8/15/44	8/19 at 100.00	BBB+	6,383,203
4,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41 (UB) (5)	2/21 at 100.00	AA–	4,857,435
4,085	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	BBB+	4,095,294
5,000	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/35	1/23 at 100.00	AA–	5,323,400
2,335	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2010B-2, 5.000%, 6/15/50	6/20 at 100.00	AAA	2,384,876
8,750	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1994B, 0.000%, 6/15/28 – NPFG Insured	No Opt. Call	AAA	4,777,763
824	Montgomery, Illinois, Lakewood Creek Project Special Assessment Bonds, Series 2007, 4.700%, 3/01/30 – RAAI Insured	3/16 at 100.00	N/R	776,208
	Will County Community Unit School District 201U, Crete-Monee, Illinois, General Obligation Bonds, Capital Appreciation Series 2004:
4,005	0.000%, 11/01/15 – FGIC Insured	No Opt. Call	AA–	3,948,369
3,330	0.000%, 11/01/22 – NPFG Insured	No Opt. Call	AA–	2,481,949
6,390	Will County School District 122, New Lenox, Illinois, General Obligation Bonds, Capital Appreciation School Series 2004D, 0.000%, 11/01/24 – AGM Insured	No Opt. Call	Aa3	4,355,232
182,729	Total Illinois			150,243,085
	Indiana – 3.1% (1.9% of Total Investments)
2,600	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown Point Community School Corporation, Series 2000, 0.000%, 1/15/24 – NPFG Insured	No Opt. Call	AA–	1,846,936
4,100	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A, 5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	BBB	4,169,126
2,750	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA–	2,884,448
2,250	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Sisters of Saint Francis Health Services Inc., Series 2006E, 5.250%, 5/15/41 – AGM Insured	5/18 at 100.00	Aa3	2,336,625
2,400	Indiana Health Facility Financing Authority, Revenue Bonds, Community Hospitals of Indiana, Series 2005A, 5.000%, 5/01/35 (Pre-refunded 5/01/15) – AMBAC Insured	5/15 at 100.00	N/R (4)	2,515,896
2,500	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	AA–	2,628,900
2,000	Indiana Municipal Power Agency, Power Supply System Revenue Refunding Bonds, Series 2006A, 5.000%, 1/01/32 – AMBAC Insured	1/16 at 100.00	AA+	2,107,960

Nuveen Investments	57

NQU	Nuveen Quality Income Municipal Fund, Inc.
Portfolio of Investments (continued)
April 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$10,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E, 0.000%, 2/01/26 – AMBAC Insured	No Opt. Call	AA	$6,700,600
28,600	Total Indiana			25,190,491
	Iowa – 2.6% (1.6% of Total Investments)
11,570	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.000%, 12/01/19	No Opt. Call	BB–	11,738,344
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
4,000	5.375%, 6/01/38	6/15 at 100.00	B+	3,471,000
7,000	5.625%, 6/01/46	6/15 at 100.00	B+	5,998,930
22,570	Total Iowa			21,208,274
	Kansas – 0.4% (0.3% of Total Investments)
1,750	Wamego, Kansas, Pollution Control Revenue Bonds, Kansas Gas and Electric Company, Series 2004, 5.300%, 6/01/31 – NPFG Insured	6/14 at 100.00	AA–	1,752,310
2,445	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	1,688,639
4,195	Total Kansas			3,440,949
	Kentucky – 0.9% (0.6% of Total Investments)
6,015	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010B, 6.375%, 3/01/40	6/20 at 100.00	BBB+	6,505,764
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA	1,033,330
7,015	Total Kentucky			7,539,094
	Louisiana – 2.6% (1.6% of Total Investments)
10,000	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 1998A, 5.750%, 7/01/25 – AGM Insured (UB)	No Opt. Call	AA	11,610,400
9,000	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	9,289,080
19,000	Total Louisiana			20,899,480
	Maine – 0.1% (0.1% of Total Investments)
1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011, 6.750%, 7/01/41	7/21 at 100.00	BBB–	1,137,129
	Maryland – 0.7% (0.5% of Total Investments)
2,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2011A, 6.000%, 1/01/26	1/22 at 100.00	Baa2	2,859,225
3,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2013A, 5.000%, 7/01/43	7/22 at 100.00	A2	3,120,150
5,500	Total Maryland			5,979,375
	Massachusetts – 4.6% (2.9% of Total Investments)
4,000	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2004A, 5.000%, 7/01/24 (Pre-refunded 7/01/14)	7/14 at 100.00	AAA	4,033,080
3,125	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/37	1/20 at 100.00	A+	3,292,469
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%, 7/01/38	7/18 at 100.00	A–	517,685
7,405	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Institute of Technology, Series 2002K, 5.500%, 7/01/32 (UB)	No Opt. Call	AAA	9,828,731
2,300	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	2,446,924

58	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$4,560	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/43	5/23 at 100.00	AA+	$5,028,540
160	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/30	8/15 at 100.00	AA+	168,718
	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Series 2005A:
515	5.000%, 8/15/30 (Pre-refunded 8/15/15) – AGM Insured	8/15 at 100.00	AA (4)	546,976
3,325	5.000%, 8/15/30 (Pre-refunded 8/15/15)	8/15 at 100.00	AA (4)	3,531,449
425	Massachusetts Water Pollution Abatement Trust, Revenue Bonds, MWRA Loan Program, Subordinate Series 1999A, 5.750%, 8/01/29	8/14 at 100.00	AAA	426,896
7,135	University of Massachusetts Building Authority, Senior Lien Project Revenue Bonds, Series 2004-1, 5.250%, 11/01/27 (Pre-refunded 11/01/14) – AMBAC Insured	11/14 at 100.00	AA (4)	7,318,869
33,450	Total Massachusetts			37,140,337
	Michigan – 6.3% (4.0% of Total Investments)
1,975	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.000%, 7/01/32	7/22 at 100.00	BB+	1,911,879
3,785	Detroit, Michigan, Second Lien Sewerage Disposal System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – NPFG Insured	7/15 at 100.00	AA–	3,653,888
2,000	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Second Lien Series 2006A, 5.500%, 7/01/36 – BHAC Insured	7/18 at 100.00	AA+	2,019,920
1,500	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2001E, 5.750%, 7/01/31 – BHAC Insured	7/18 at 100.00	AA+	1,536,885
3,920	Detroit, Michigan, Water Supply System Senior Lien Revenue Refunding Bonds, Series 2003D, 5.000%, 7/01/28 – NPFG Insured	7/16 at 100.00	AA–	3,855,281
2,150	Detroit, Michigan, Water Supply System Senior Lien Revenue Refunding Bonds, Series 2004B, 5.000%, 7/01/19 – NPFG Insured	7/16 at 100.00	AA–	2,142,604
2,000	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds, Bronson Methodist Hospital, Series 2010, 5.250%, 5/15/36 – AGM Insured	5/20 at 100.00	A2	2,111,000
2,500	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012B, 5.000%, 7/01/22	7/16 at 100.00	AAA	2,735,775
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005II:
7,975	5.000%, 10/15/25 – AMBAC Insured	10/15 at 100.00	Aa3	8,414,183
10,470	5.000%, 10/15/26 – AMBAC Insured	10/15 at 100.00	Aa3	10,987,323
5,500	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.625%, 11/15/29	11/19 at 100.00	A2	6,078,215
3,050	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	BB–	2,918,576
1,150	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	1,411,821
1,950	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2005, 5.000%, 12/01/34 – NPFG Insured (Alternative Minimum Tax)	12/15 at 100.00	AA–	1,964,547
49,925	Total Michigan			51,741,897
	Minnesota – 1.1% (0.7% of Total Investments)
3,655	Dakota and Washington Counties Housing and Redevelopment Authority, Minnesota, GNMA Mortgage-Backed Securities Program Single Family Residential Mortgage Revenue Bonds, Series 1988, 8.450%, 9/01/19 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	4,810,748
4,250	Maple Grove, Minnesota, Health Care Facilities Revenue Bonds, Maple Grove Hospital Corporation, Series 2007, 5.250%, 5/01/37	5/17 at 100.00	Baa1	4,336,190
7,905	Total Minnesota			9,146,938

Nuveen Investments	59

NQU	Nuveen Quality Income Municipal Fund, Inc.
Portfolio of Investments (continued)
April 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Mississippi – 0.2% (0.1% of Total Investments)
$1,875	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24 (UB)	9/14 at 100.00	AA–	$1,900,331
	Missouri – 3.4% (2.1% of Total Investments)
890	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/28	10/18 at 100.00	AA+	999,212
15,000	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/28 – AMBAC Insured	No Opt. Call	AA–	8,408,400
8,315	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48	11/23 at 100.00	A2	8,687,013
2,370	Saint Louis, Missouri, Parking Revenue Bonds, Series 2006A, 4.500%, 12/15/24 – NPFG Insured	12/16 at 100.00	AA–	2,533,364
15,350	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Projects, Series 2000A, 0.000%, 6/01/30 – AMBAC Insured	No Opt. Call	N/R	7,045,497
41,925	Total Missouri			27,673,486
	Nevada – 3.8% (2.4% of Total Investments)
3,905	Clark County, Nevada, Airport Revenue Bonds, Refunding Subordinate Lien Series 2004A-1, 5.500%, 7/01/17 (Pre-refunded 7/01/14) – FGIC Insured (Alternative Minimum Tax)	7/14 at 100.00	AA– (4)	3,939,169
4,500	Clark County, Nevada, Motor Vehicle Fuel Tax Highway Improvement Revenue Bonds, Refunding Series 2010B, 5.000%, 7/01/28	7/19 at 100.00	AA–	5,051,025
14,515	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.250%, 7/01/42	1/20 at 100.00	A+	15,529,018
2,280	North Las Vegas, Nevada, General Obligation Bonds, Wastewater Reclamation System Series 2006, 5.000%, 10/01/25 – NPFG Insured	10/16 at 100.00	AA–	2,291,765
2,500	Reno, Nevada, Health Facilities Revenue Bonds, Catholic Healthcare West, Series 2007A, Trust 2634, 18.908%, 7/01/31 – BHAC Insured (IF) (5)	7/17 at 100.00	AA+	3,071,000
1,000	Washoe County, Nevada, Highway Revenue, Motor Vehicle Fuel Tax Bonds, Series 2013, 5.000%, 2/01/38	2/19 at 100.00	A+	1,062,980
28,700	Total Nevada			30,944,957
	New Hampshire – 0.7% (0.4% of Total Investments)
5,000	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39	10/19 at 100.00	Baa1	5,359,400
	New Jersey – 4.5% (2.9% of Total Investments)
1,965	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.000%, 1/01/31 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	2,106,519
3,200	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Series 2009Z, 5.000%, 12/15/14	No Opt. Call	A1	3,298,048
600	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.000%, 7/01/26	7/21 at 100.00	BB+	643,572
1,500	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	1,505,640
10,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2006B, 0.000%, 7/01/36	1/17 at 37.38	BBB+	3,260,200
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
20,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA	7,602,400
20,000	0.000%, 12/15/35 – AMBAC Insured	No Opt. Call	A1	6,888,800
20,000	0.000%, 12/15/36 – AMBAC Insured	No Opt. Call	A1	6,400,200
1,135	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%, 5/01/43	5/23 at 100.00	AA–	1,244,823
5,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	B2	3,928,100
83,400	Total New Jersey			36,878,302
60	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Mexico – 0.4% (0.3% of Total Investments)
$3,500	New Mexico Finance Authority, State Transportation Revenue Bonds, Senior Lien Series 2004A, 5.250%, 6/15/21 (Pre-refunded 6/15/14) – NPFG Insured	6/14 at 100.00	AAA	$3,521,980
	New York – 9.8% (6.2% of Total Investments)
2,250	Dormitory Authority of the State of New York, Insured Revenue Bonds, Mount Sinai School of Medicine, Series 1994A, 5.150%, 7/01/24 – NPFG Insured	No Opt. Call	AA–	2,572,088
5,005	Dormitory Authority of the State of New York, Revenue Bonds, Non State Supported Debt, Vassar College, Series 2007, 5.000%, 7/01/46	7/17 at 100.00	Aa2	5,411,806
2,400	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.250%, 2/15/47	2/21 at 100.00	A	2,546,280
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A:
2,000	5.000%, 2/15/47 – FGIC Insured	2/17 at 100.00	A	2,041,200
1,320	4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	AA–	1,323,577
7,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2004A, 5.000%, 9/01/34 – BHAC Insured	9/14 at 100.00	AA+	7,614,150
9,540	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2010A, 5.000%, 5/01/14	No Opt. Call	A–	9,541,240
13,600	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2006B, 4.500%, 11/15/32 – AGM Insured (UB)	11/16 at 100.00	AA	13,846,568
875	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	926,144
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005A, 5.000%, 6/15/39 (Pre-refunded 6/15/14)	6/14 at 100.00	AAA	5,030,550
2,045	New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal Series 2012EE, 4.000%, 6/15/45	6/22 at 100.00	AA+	2,025,143
2,710	New York City Trust for Cultural Resources, New York, Revenue Bonds, American Museum of Natural History, Series 2004A, 5.000%, 7/01/44 – NPFG Insured	7/14 at 100.00	AA	2,729,160
	New York City, New York, General Obligation Bonds, Fiscal Series 2002G:
20	5.000%, 8/01/17	8/14 at 100.00	AA	20,079
150	5.750%, 8/01/18	8/14 at 100.00	AA	150,683
780	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/17 – AMBAC Insured	1/15 at 100.00	A	804,040
220	New York State Thruway Authority, General Revenue Bonds, Series 2005F, 5.000%, 1/01/17 (Pre-refunded 1/01/15) – AMBAC Insured	1/15 at 100.00	A2 (4)	227,190
7,000	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2011B, 5.000%, 6/01/18	No Opt. Call	AA–	8,092,350
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
8,550	5.500%, 12/01/31	12/20 at 100.00	BBB	9,196,124
3,155	6.000%, 12/01/36	12/20 at 100.00	BBB	3,479,618
2,470	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 6.250%, 12/01/15 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	AA–	2,584,065
76,590	Total New York			80,162,055
	North Carolina – 4.2% (2.6% of Total Investments)
3,000	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2008A, 5.000%, 1/15/47	1/18 at 100.00	AA–	3,110,400
7,490	Charlotte-Mecklenburg Hospital Authority, North Carolina, Healthcare System Revenue Bonds, DBA Carolinas Healthcare System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded 1/15/15)	1/15 at 100.00	AA+ (4)	7,747,282
9,790	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2005A, 5.000%, 10/01/41	10/15 at 100.00	AA+	10,278,913
2,000	North Carolina Medical Care Commission, FHA-Insured Mortgage Revenue Bonds, Rowan Regional Medical Center Project, Series 2004, 5.000%, 9/01/33 (Pre-refunded 9/01/14)	9/14 at 100.00	AA (4)	2,032,640

Nuveen Investments	61

NQU	Nuveen Quality Income Municipal Fund, Inc.
Portfolio of Investments (continued)
April 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina (continued)
$5,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Refunding Bonds, WakeMed, Series 2012A, 5.000%, 10/01/27	10/22 at 100.00	AA–	$5,539,800
4,000	North Carolina Medical Care Commission, Health System Revenue Bonds, Mission St. Joseph’s Health System, Series 2007, 4.500%, 10/01/31 (UB)	10/17 at 100.00	AA–	4,071,520
1,170	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Series 2009A, 5.000%, 6/01/39	6/19 at 100.00	AA	1,277,394
32,450	Total North Carolina			34,057,949
	North Dakota – 1.3% (0.8% of Total Investments)
	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012:
7,000	5.000%, 12/01/29	12/21 at 100.00	A–	7,355,670
3,000	5.000%, 12/01/32	12/21 at 100.00	A–	3,124,740
10,000	Total North Dakota			10,480,410
	Ohio – 6.3% (4.0% of Total Investments)
10,000	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project Series 2008A, 5.250%, 2/15/43	2/18 at 100.00	A1	10,855,200
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,055	5.125%, 6/01/24	6/17 at 100.00	B–	911,805
2,925	5.875%, 6/01/30	6/17 at 100.00	B	2,450,624
5,040	5.750%, 6/01/34	6/17 at 100.00	B	4,143,334
2,715	6.000%, 6/01/42	6/17 at 100.00	B+	2,230,970
5,950	5.875%, 6/01/47	6/17 at 100.00	B	4,902,086
10,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B	8,613,700
10,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2006, 4.250%, 12/01/32 – AGM Insured (UB)	12/16 at 100.00	AA+	10,049,600
2,885	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA	3,298,767
3,685	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	A+	3,913,470
54,255	Total Ohio			51,369,556
	Oklahoma – 1.9% (1.2% of Total Investments)
1,400	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	1,542,520
3,500	Grand River Dam Authority, Oklahoma, Revenue Bonds, Series 2010A, 5.250%, 6/01/40	6/20 at 100.00	A	3,923,010
1,675	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Series 2008B, 5.250%, 8/15/38	8/18 at 100.00	AA–	1,780,827
6,040	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/42	2/17 at 100.00	A+	6,177,652
2,000	Oklahoma Municipal Power Authority, Power Supply System Revenue Bonds, Series 2007, 4.500%, 1/01/47 – FGIC Insured	1/17 at 100.00	AA–	2,010,000
14,615	Total Oklahoma			15,434,009
	Pennsylvania – 3.5% (2.2% of Total Investments)
2,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2009A, 5.625%, 8/15/39	8/19 at 100.00	Aa3	2,264,860
65	Allentown, Pennsylvania, General Obligation Bonds, Series 2003, 5.500%, 10/01/19 – FGIC Insured	10/14 at 100.00	A3	65,250
8,000	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.250%, 8/01/33	8/20 at 100.00	AA	8,753,840

62	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$1,500	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-96A, 4.650%, 10/01/31 (Alternative Minimum Tax) (UB)	10/16 at 100.00	AA+	$1,505,400
2,600	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2004A, 5.500%, 12/01/31 – AMBAC Insured	12/14 at 100.00	A+	2,669,524
5,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	5,537,800
7,845	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fourth Series 1998, 5.000%, 8/01/32 – AGM Insured	8/14 at 100.00	AA	7,871,045
27,010	Total Pennsylvania			28,667,719
	Puerto Rico – 6.2% (3.9% of Total Investments)
590	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2004J, 5.000%, 7/01/29 – NPFG Insured	7/14 at 100.00	AA–	541,083
5,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/42 – FGIC Insured	No Opt. Call	BB+	344,100
1,130	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2007M, 5.500%, 7/01/19	7/17 at 100.00	BB+	951,788
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A:
8,000	0.000%, 8/01/32	8/26 at 100.00	A+	6,209,200
2,500	6.000%, 8/01/42	8/19 at 100.00	A+	1,993,875
13,125	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 0.000%, 8/01/33	8/29 at 100.00	A+	7,424,419
11,310	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.250%, 8/01/41	8/20 at 100.00	A+	8,090,156
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
50,000	0.000%, 8/01/47 – AMBAC Insured	No Opt. Call	AA–	5,624,000
86,250	0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	AA–	6,196,200
15,000	5.250%, 8/01/57	8/17 at 100.00	AA–	11,683,350
1,500	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/29	No Opt. Call	BB+	1,117,050
194,405	Total Puerto Rico			50,175,221
	Rhode Island – 0.6% (0.4% of Total Investments)
	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
2,765	6.125%, 6/01/32	6/14 at 100.00	BBB+	2,764,972
2,065	6.250%, 6/01/42	6/14 at 100.00	BBB–	2,064,876
4,830	Total Rhode Island			4,829,848
	South Carolina – 3.4% (2.2% of Total Investments)
2,850	Columbia, South Carolina, Waterworks and Sewer System Revenue Bonds, Series 2011A, 5.000%, 2/01/41	2/21 at 100.00	Aa1	3,086,265
	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A:
5,240	5.250%, 8/15/20 (Pre-refunded 8/15/14) – NPFG Insured	8/14 at 100.00	AA– (4)	5,317,395
3,250	5.250%, 2/15/24 (Pre-refunded 8/15/14) – NPFG Insured	8/14 at 100.00	AA– (4)	3,298,003
3,100	5.250%, 8/15/34 (Pre-refunded 8/15/14) – NPFG Insured	8/14 at 100.00	AA– (4)	3,145,787
7,600	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2, 0.000%, 1/01/31 – AMBAC Insured	No Opt. Call	A–	3,572,608
5,000	South Carolina Public Service Authority, Revenue Bonds, Santee Cooper Electric System, Series 2005B, 5.000%, 1/01/22 – NPFG Insured	No Opt. Call	AA–	5,346,200
3,800	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2010A, 5.250%, 10/01/40	10/19 at 100.00	A1	4,161,722
30,840	Total South Carolina			27,927,980

Nuveen Investments	63

NQU	Nuveen Quality Income Municipal Fund, Inc.
Portfolio of Investments (continued)
April 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Dakota – 0.2% (0.1% of Total Investments)
$1,325	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sioux Valley Hospitals, Series 2004A, 5.250%, 11/01/34	11/14 at 100.00	A+	$1,332,566
	Texas – 14.6% (9.2% of Total Investments)
5,515	Austin, Texas, Water and Wastewater System Revenue Bonds, Series 2005, 5.000%, 5/15/29 – NPFG Insured	11/15 at 100.00	AA	5,882,630
5,560	Beaumont Independent School District, Jefferson County, Texas, General Obligation Bonds, Series 2008, 5.000%, 2/15/38	2/17 at 100.00	AAA	6,018,088
6,000	Board of Regents of the University of Texas, Permanent University Fund Bonds, Refunding Series 2005B, 5.000%, 7/01/35	7/15 at 100.00	AAA	6,275,460
5,500	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2005, 5.000%, 1/01/45 (Pre-refunded 1/01/15) – FGIC Insured	1/15 at 100.00	AA– (4)	5,677,815
1,500	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011, 5.750%, 1/01/31	1/21 at 100.00	Baa2	1,643,055
4,000	Conroe Independent School District, Montgomery County, Texas, General Obligation Bonds, Schoolhouse Series 2005C, 5.000%, 2/15/30 (Pre-refunded 2/15/15)	2/15 at 100.00	AAA	4,152,760
3,570	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Series 2007, 5.000%, 11/01/22 – SYNCORA GTY Insured (Alternative Minimum Tax)	11/14 at 100.00	A+	3,644,078
20,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.250%, 10/01/51	10/23 at 100.00	AA+	21,562,600
2,770	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G, 5.250%, 11/15/30 – NPFG Insured	5/14 at 100.00	AA–	2,770,776
15,980	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004A-3, 0.000%, 11/15/34 – NPFG Insured	11/24 at 55.69	AA–	4,590,894
3,500	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Junior Lien Series 2001B, 5.250%, 11/15/40 – NPFG Insured	5/14 at 100.00	AA–	3,500,945
2,150	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Refunding Series 2012, 5.000%, 9/01/32	9/14 at 100.00	A2	2,157,353
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
4,130	0.000%, 9/01/26 – AMBAC Insured	No Opt. Call	AA	2,501,252
4,865	0.000%, 9/01/27 – AGM Insured	No Opt. Call	AA	2,766,920
875	Lamar Consolidated Independent School District, Fort Bend County, Texas, General Obligation Bonds, Refunding Series 2005, 5.000%, 2/15/21 (Pre-refunded 2/15/15)	2/15 at 100.00	AAA	908,565
6,000	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Series 2006, 0.000%, 8/15/34 (Pre-refunded 8/15/14)	8/14 at 33.33	AAA	1,998,720
3,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 5.500%, 9/01/41 (UB) (5)	9/21 at 100.00	AA+	3,384,060
5,720	San Antonio, Texas, Electric and Gas System Revenue Refunding Bonds, New Series 1992, 5.000%, 2/01/17 (ETM)	No Opt. Call	AA+ (4)	6,117,597
4,375	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Texas Health Resources Tender Option Bond Trust 1197, 9.313%, 5/15/39 (IF) (5)	11/17 at 100.00	AA	4,688,863
2,890	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	Aa3	3,085,769
3,565	Texas A&M University, Permanent University Fund Bonds, Refunding Series 2006, 5.000%, 7/01/36	No Opt. Call	AAA	3,833,480
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
3,635	5.000%, 12/15/22	No Opt. Call	A3	4,026,344
1,820	5.000%, 12/15/32	No Opt. Call	A3	1,875,182
3,000	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	3,086,970
4,400	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/25 – AMBAC Insured	No Opt. Call	A–	2,853,092

64	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006:
$1,445	0.000%, 8/15/38	8/15 at 30.30	AAA	$414,701
1,445	0.000%, 8/15/39	8/15 at 28.63	AAA	391,783
1,050	0.000%, 8/15/42	8/15 at 24.42	AAA	242,561
1,125	0.000%, 8/15/43	8/15 at 23.11	AAA	245,970
	White Settlement Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006:
7,665	0.000%, 8/15/38 (Pre-refunded 8/15/15)	8/15 at 30.30	N/R (4)	2,313,680
7,665	0.000%, 8/15/39 (Pre-refunded 8/15/15)	8/15 at 28.63	N/R (4)	2,186,365
5,560	0.000%, 8/15/42 (Pre-refunded 8/15/15)	8/15 at 24.42	N/R (4)	1,352,804
5,985	0.000%, 8/15/43 (Pre-refunded 8/15/15)	8/15 at 23.11	N/R (4)	1,378,346
1,670	Wood County Central Hospital District, Texas, Revenue Bonds, East Texas Medical Center Quitman Project, Series 2011, 6.000%, 11/01/41	11/21 at 100.00	Baa2	1,812,518
157,930	Total Texas			119,341,996
	Utah – 0.2% (0.2% of Total Investments)
1,840	West Valley City Municipal Building Authority, Salt Lake County, Utah, Lease Revenue Bonds, Series 2006A., 4.500%, 8/01/24 – FGIC Insured	8/16 at 100.00	AA–	1,981,183
	Virgin Islands – 0.1% (0.1% of Total Investments)
1,085	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2003, 5.000%, 10/01/26 – RAAI Insured	10/14 at 100.00	BBB+	1,091,738
	Virginia – 1.4% (0.9% of Total Investments)
6,130	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012A, 5.125%, 7/01/49	No Opt. Call	BBB–	6,289,687
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
820	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	892,144
4,310	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	4,504,209
11,260	Total Virginia			11,686,040
	Washington – 2.1% (1.3% of Total Investments)
3,750	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Series 2009, 5.500%, 6/01/39 (UB) (5)	6/19 at 100.00	AA	4,052,100
3,780	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	4,031,370
5,000	Washington State Health Care Facilities Authority, Revenue Bonds, Providence Health Care Services, Series 2006A, 4.625%, 10/01/34 – FGIC Insured (UB) (5)	10/16 at 100.00	AA	5,088,000
3,500	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2011B-1, 4.000%, 8/01/14	No Opt. Call	AA+	3,534,615
16,030	Total Washington			16,706,085
	West Virginia – 1.1% (0.7% of Total Investments)
2,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding and Improvement Series 2013A, 5.500%, 6/01/44	6/23 at 100.00	A	2,188,300
6,725	West Virginia University, Revenue Bonds, West Virginia University Projects, Improvement Series 2004C, 5.000%, 10/01/34 (Pre-refunded 10/01/14) – FGIC Insured	10/14 at 100.00	AA– (4)	6,861,854
8,725	Total West Virginia			9,050,154
	Wisconsin – 2.6% (1.6% of Total Investments)
2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2013A, 5.125%, 4/15/31	4/23 at 100.00	A	2,644,325
3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.750%, 5/01/29	5/14 at 100.00	BBB	3,011,310

Nuveen Investments	65

NQU	Nuveen Quality Income Municipal Fund, Inc.
Portfolio of Investments (continued)
April 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$3,670	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	$3,856,913
1,485	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/40	2/22 at 100.00	A–	1,545,128
1,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/39	6/22 at 100.00	A2	1,556,490
3,000	Wisconsin Public Power Incorporated System, Power Supply System Revenue Bonds, Series 2005A, 5.000%, 7/01/35 – AMBAC Insured	7/15 at 100.00	AA+	3,124,620
5,000	Wisconsin State, General Obligation Bonds, Series 2004E, 5.000%, 5/01/23 (Pre-refunded 5/01/15) – NPFG Insured	5/15 at 100.00	AA (4)	5,239,900
20,155	Total Wisconsin			20,978,686
	Wyoming – 0.8% (0.5% of Total Investments)
2,035	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39	7/19 at 100.00	A1	2,250,649
4,000	Wyoming Municipal Power Agency Power Supply System Revenue Bonds, 2008 Series A, 5.375%, 1/01/42	1/18 at 100.00	A2	4,429,560
6,035	Total Wyoming			6,680,209
$1,659,314	Total Municipal Bonds (cost $1,228,130,446)			1,291,400,653

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$70	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	5.500%	7/15/19	N/R	$12,500
19	Las Vegas Monorail Company, Senior Interest Bonds (6), (7)	3.000%	7/15/55	N/R	2,573
$89	Total Corporate Bonds (cost $5,306)				15,073
	Total Long-Term Investments (cost $1,228,135,752)				1,291,415,726
	Floating Rate Obligations – (6.7)%				(55,015,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (52.5)% (8)				(428,400,000)
	Other Assets Less Liabilities – 1.0%				8,337,727
	Net Assets Applicable to Common Shares – 100%				$816,338,453

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor's”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(8)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.2%.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

66	Nuveen Investments

NPF
Nuveen Premier Municipal Income Fund, Inc.
Portfolio of Investments
April 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 152.0% (100.0% of Total Investments)
	MUNICIPAL BONDS – 152.0% (100.0% of Total Investments)
	Alabama – 1.6% (1.1% of Total Investments)
$2,010	Alabama Special Care Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/39	11/16 at 100.00	AA+	$2,064,190
	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A:
1,200	5.250%, 11/15/20	11/15 at 100.00	Baa2	1,237,116
400	5.000%, 11/15/30	11/15 at 100.00	Baa2	400,576
1,000	Montgomery BMC Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Medical Center, Series 2004C, 5.250%, 11/15/29 (Pre-refunded 11/15/14)	11/14 at 100.00	A3 (4)	1,027,170
4,610	Total Alabama			4,729,052
	Alaska – 0.3% (0.2% of Total Investments)
1,000	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46	6/14 at 100.00	B2	730,800
	Arizona – 4.3% (2.8% of Total Investments)
2,335	Arizona Sports and Tourism Authority, Senior Revenue Refunding Bonds, Multipurpose Stadium Facility Project, Series 2012A, 5.000%, 7/01/36	7/22 at 100.00	A1	2,463,752
	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B:
100	5.250%, 12/01/24	12/15 at 100.00	A–	102,542
135	5.250%, 12/01/25	12/15 at 100.00	A–	138,298
7,000	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion Project, Series 2005B, 5.500%, 7/01/39 – FGIC Insured	No Opt. Call	AA	8,497,930
1,200	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	A–	1,318,032
10,770	Total Arizona			12,520,554
	Arkansas – 0.8% (0.5% of Total Investments)
2,155	Arkansas Development Finance Authority, State Facility Revenue Bonds, Department of Correction Special Needs Unit Project, Series 2005B, 5.000%, 11/01/25 (Pre-refunded 11/01/15) – AGM Insured	11/15 at 100.00	AA (4)	2,307,811
	California – 21.2% (13.9% of Total Investments)
3,000	Anaheim Public Financing Authority, California, Senior Lease Bonds, Public Improvement Project, Refunding Series 2007A-1, 4.375%, 3/01/37 – FGIC Insured	9/17 at 100.00	AA–	3,020,670
	Anaheim Public Financing Authority, California, Subordinate Lease Revenue Bonds, Public Improvement Project, Series 1997C:
2,945	0.000%, 9/01/27	No Opt. Call	AA	1,683,715
2,455	0.000%, 9/01/32 – AGM Insured	No Opt. Call	AA	950,920
1,000	Arcadia Unified School District, Los Angeles County, California, General Obligation Bonds, Election 2006 Series 2007A, 0.000%, 8/01/33 – AGM Insured	2/17 at 44.77	AA	391,130
1,055	Brisbane School District, San Mateo County, California, General Obligation Bonds, Election 2003 Series 2005, 0.000%, 7/01/35 – AGM Insured	No Opt. Call	AA	356,970
1,700	Byron Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2007B, 0.000%, 8/01/32 – SYNCORA GTY Insured	No Opt. Call	Aa3	712,045
1,350	California Educational Facilities Authority, Revenue Bonds, University of Southern California, Series 2005, 4.750%, 10/01/28	10/15 at 100.00	Aa1	1,422,347
1,975	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2004I, 4.950%, 7/01/26 (Mandatory put 7/01/14)	No Opt. Call	A	1,990,208

Nuveen Investments	67

NPF	Nuveen Premier Municipal Income Fund, Inc.
Portfolio of Investments (continued)
April 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,700	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA	$1,952,535
4,900	California State, General Obligation Bonds, Various Purpose Series 2004, 5.000%, 6/01/23 – AMBAC Insured	12/14 at 100.00	A1	5,029,948
500	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A, 5.000%, 7/01/39	7/15 at 100.00	B–	463,160
1,600	California Statewide Community Development Authority, Revenue Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31	8/16 at 100.00	A+	1,677,600
1,025	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3175, 13.659%, 5/15/40 (IF)	5/18 at 100.00	AA–	1,357,961
1,000	Chula Vista, California, Industrial Development Revenue Bonds, San Diego Gas and Electric Company, Series 1996A, 5.300%, 7/01/21	6/14 at 102.00	A1	1,024,050
5,045	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Capital Appreciation Series 2011A, 0.000%, 11/01/27	11/21 at 61.42	BBB–	2,134,136
3,010	El Camino Community College District, California, General Obligation Bonds, Election of 2002 Series 2012C, 0.000%, 8/01/25	8/22 at 100.00	Aa1	2,036,867
25,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/17 (ETM)	No Opt. Call	Aaa	24,577,240
3,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.125%, 6/01/47	6/17 at 100.00	B	2,667,525
6,005	Los Angeles Unified School District, California, General Obligation Bonds, Series 2005E, 5.000%, 7/01/22 (Pre-refunded 7/01/15) – AMBAC Insured	7/15 at 100.00	Aa2 (4)	6,345,544
4,615	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 0.000%, 10/01/38	No Opt. Call	A–	1,158,780
	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006:
100	5.000%, 9/01/21	9/15 at 102.00	Baa1	104,031
110	5.000%, 9/01/23	9/15 at 102.00	Baa1	113,622
2,000	San Francisco, California, Community Facilities District 6, Mission Bay South Public Improvements, Special Tax Refunding Bonds, Series 2013C, 0.000%, 8/01/43	8/22 at 29.31	N/R	363,660
1,145	Southern Kern Unified School District, Kern County, California, General Obligation Bonds, Series 2006C, 0.000%, 11/01/30 – AGM Insured	No Opt. Call	AA	522,154
1,175	Southern Kern Unified School District, Kern County, California, General Obligation Bonds, Series 2010B, 0.000%, 11/01/35 – AGM Insured	No Opt. Call	AA	390,840
77,910	Total California			62,447,658
	Colorado – 8.9% (5.9% of Total Investments)
500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Liberty Common Charter School, Series 2014A, 5.000%, 1/15/44	1/24 at 100.00	A	500,535
1,000	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005, 5.000%, 6/01/29	6/16 at 100.00	A–	1,014,590
1,150	Colorado Health Facilities Authority, Revenue Bonds, Parkview Medical Center, Series 2004, 5.000%, 9/01/25	9/14 at 100.00	A3	1,151,346
400	Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Health Care, Series 2005F, 5.000%, 3/01/25	3/15 at 100.00	AA–	405,568
750	Colorado Health Facilities Authority, Revenue Bonds, Vail Valley Medical Center, Series 2004, 5.000%, 1/15/17	1/15 at 100.00	A–	766,395
	Denver City and County, Colorado, Airport Revenue Bonds, Series 2006:
4,060	5.000%, 11/15/23 – FGIC Insured	11/16 at 100.00	AA–	4,472,131
6,800	5.000%, 11/15/24 – FGIC Insured	11/16 at 100.00	AA–	7,482,992
8,940	5.000%, 11/15/25 – FGIC Insured	11/16 at 100.00	AA–	9,811,918
660	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 – AGM Insured	12/20 at 100.00	AA	731,009
24,260	Total Colorado			26,336,484

68	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida – 1.9% (1.3% of Total Investments)
$105	Marion County Hospital District, Florida, Revenue Bonds, Munroe Regional Medical Center, Series 2007, 5.000%, 10/01/34 (Pre-refunded 10/01/17)	10/17 at 100.00	Baa1 (4)	$120,055
1,500	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 3.950%, 12/15/21 (Alternative Minimum Tax)	6/20 at 100.00	Ba1	1,494,075
1,000	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42	8/17 at 100.00	AA	1,034,400
2,150	Sumter County, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.000%, 6/01/30 – AMBAC Insured	6/16 at 100.00	A	2,288,503
700	Tampa, Florida, Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A, 5.000%, 9/01/29	9/22 at 100.00	A+	769,209
5,455	Total Florida			5,706,242
	Georgia – 2.7% (1.8% of Total Investments)
	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004:
500	5.000%, 12/01/19	12/14 at 100.00	BB–	500,850
1,000	5.250%, 12/01/22	12/14 at 100.00	BB–	1,001,350
	East Point Building Authority, Georgia, Revenue Bonds, Water and Sewer Project Series 2006A:
2,360	5.000%, 2/01/30 – SYNCORA GTY Insured	2/16 at 100.00	N/R	2,371,422
1,480	5.000%, 2/01/34 – SYNCORA GTY Insured	2/16 at 100.00	N/R	1,485,432
1,000	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B, 5.000%, 3/15/20	No Opt. Call	A	1,108,950
1,425	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	Aa2	1,518,950
7,765	Total Georgia			7,986,954
	Idaho – 0.3% (0.2% of Total Investments)
310	Idaho Water Resource Board, Water Resource Loan Program Revenue, Ground Water Rights Mitigation Series 2012A, 5.000%, 9/01/32	9/22 at 100.00	Baa1	324,719
	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006:
500	5.250%, 9/01/26	9/16 at 100.00	BB+	501,870
200	5.250%, 9/01/37	9/16 at 100.00	BB+	189,064
1,010	Total Idaho			1,015,653
	Illinois – 19.6% (12.9% of Total Investments)
3,000	Bensenville, Illinois, General Obligation Bonds, Series 2011A, 5.000%, 12/15/30 – AGM Insured	12/21 at 100.00	AA	3,210,630
115	Chicago Public Building Commission, Illinois, General Obligation Lease Certificates, Chicago Board of Education, Series 1990B, 7.000%, 1/01/15 – NPFG Insured (ETM)	No Opt. Call	AA– (4)	120,120
4,100	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	4,383,925
8,670	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/24 – FGIC Insured	No Opt. Call	AA–	5,707,981
5,000	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2003A, 5.000%, 1/01/33 – AMBAC Insured	7/14 at 100.00	AA+	5,004,100
2,000	Chicago, Illinois, Revenue Bonds, Midway Airport, Series 1996A, 5.500%, 1/01/29 – NPFG Insured	7/14 at 100.00	AA–	2,008,120
860	Chicago, Illinois, Revenue Bonds, Midway Airport, Series 1998B, 5.000%, 1/01/35 – NPFG Insured	7/14 at 100.00	AA–	862,976
6,410	Chicago, Illinois, Second Lien Wastewater Transmission Revenue Bonds, Series 2001A, 5.500%, 1/01/30 – NPFG Insured	No Opt. Call	AA–	7,373,615
8,500	Chicago, Illinois, Water Revenue Bonds, Senior Lien Series 2001, 5.750%, 11/01/30 – AMBAC Insured (UB) (5)	No Opt. Call	A3	10,081,765
200	Illinois Finance Authority, Revenue Bonds, Proctor Hospital, Series 2006, 5.125%, 1/01/25	1/16 at 100.00	Aa3	210,222
	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B:
850	5.250%, 1/01/25	1/16 at 100.00	D	310,165
1,750	5.250%, 1/01/30	1/16 at 100.00	D	637,123

Nuveen Investments	69

NPF	Nuveen Premier Municipal Income Fund, Inc.
Portfolio of Investments (continued)
April 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A:
$10,575	0.000%, 12/15/23 – NPFG Insured	No Opt. Call	AA–	$7,476,737
10,775	0.000%, 12/15/24 – NPFG Insured	No Opt. Call	AA–	7,264,074
2,395	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville Community Unit School District 7 Project, Series 2007, 0.000%, 12/01/22 – AGM Insured	No Opt. Call	AA	1,790,239
1,220	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.000%, 10/01/42	10/23 at 100.00	A	1,308,572
66,420	Total Illinois			57,750,364
	Indiana – 3.2% (2.1% of Total Investments)
6,180	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown Point Community School Corporation, Series 2000, 0.000%, 1/15/23 – NPFG Insured	No Opt. Call	AA–	4,625,792
1,500	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 7/01/40 (Alternative Minimum Tax)	7/23 at 100.00	BBB	1,530,870
1,250	Portage, Indiana, Economic Development Revenue Bonds, Ameriplex Project, Series 2006, 5.000%, 7/15/23	7/16 at 100.00	A	1,287,838
1,700	Saint Joseph County, Indiana, Educational Facilities Revenue Bonds, University of Notre Dame du Lac Project, Refunding Series 2009, 5.000%, 3/01/36	3/18 at 100.00	Aaa	1,882,138
1,000	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005, 5.250%, 2/15/28 (6)	2/15 at 100.00	N/R	107,070
11,630	Total Indiana			9,433,708
	Iowa – 1.8% (1.2% of Total Investments)
2,000	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.000%, 12/01/19	No Opt. Call	BB–	2,029,100
4,000	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.500%, 6/01/42	6/15 at 100.00	B+	3,402,520
6,000	Total Iowa			5,431,620
	Kansas – 2.4% (1.6% of Total Investments)
5,000	Wyandotte County/Kansas City Unified Government Board of Utilities, Kansas, Utility System Revenue Bonds, Series 2012B, 5.000%, 9/01/32	No Opt. Call	A+	5,412,000
2,295	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	A–	1,585,042
7,295	Total Kansas			6,997,042
	Kentucky – 3.3% (2.1% of Total Investments)
1,700	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.500%, 3/01/45	6/20 at 100.00	BBB+	1,846,217
2,290	Kentucky Municipal Power Agency, Power Supply System Revenue Bonds, Prairie State Project Series 2007A, 5.000%, 9/01/37 – NPFG Insured	9/17 at 100.00	AA–	2,428,751
4,440	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A, 5.750%, 7/01/49	7/23 at 100.00	Baa3	4,809,541
510	Louisville and Jefferson County Metropolitan Government, Kentucky, Industrial Building Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/35	10/16 at 100.00	A+	520,924
8,940	Total Kentucky			9,605,433
	Louisiana – 5.6% (3.7% of Total Investments)
2,930	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	7/23 at 100.00	N/R	3,060,737
1,500	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47	5/17 at 100.00	Baa1	1,548,180
330	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/36	7/23 at 100.00	A	348,744

70	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A:
$825	4.750%, 5/01/39 – AGM Insured	5/16 at 100.00	Aa1	$866,366
8,880	4.500%, 5/01/41 – FGIC Insured (UB)	5/16 at 100.00	Aa1	9,152,084
5	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, Trust 660, 16.163%, 5/01/34 – NPFG Insured (IF)	5/16 at 100.00	Aa1	5,611
1,000	New Orleans, Louisiana, General Obligation Refunding Bonds, Series 2012, 5.000%, 12/01/28 – AGM Insured	12/22 at 100.00	AA	1,097,550
485	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB	512,689
15,955	Total Louisiana			16,591,961
	Maine – 0.7% (0.5% of Total Investments)
2,000	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/33	7/23 at 100.00	Baa1	2,098,860
	Maryland – 1.2% (0.8% of Total Investments)
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24	8/14 at 100.00	A2	2,029,680
1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2006A, 4.750%, 7/01/36 – NPFG Insured	7/16 at 100.00	AA–	1,512,360
3,500	Total Maryland			3,542,040
	Massachusetts – 3.0% (2.0% of Total Investments)
7,500	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/37	1/20 at 100.00	A+	7,901,925
1,000	Massachusetts Development Finance Authority, Revenue Bonds, Hampshire College, Series 2004, 5.625%, 10/01/24	10/14 at 100.00	BBB	1,007,840
8,500	Total Massachusetts			8,909,765
	Michigan – 6.4% (4.2% of Total Investments)
4,600	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2006B, 4.625%, 7/01/34 – FGIC Insured	7/16 at 100.00	AA–	4,229,562
5,000	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	B1	4,876,000
1,500	Michigan Finance Authority, Revenue Bonds, Sparrow Obligated Group, Series 2012, 5.000%, 11/15/42	11/22 at 100.00	A+	1,553,745
2,000	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Series 2012, 5.000%, 10/01/31	10/22 at 100.00	AAA	2,261,440
815	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	Aa2	838,749
185	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (Pre-refunded 12/01/16)	12/16 at 100.00	Aa2 (4)	206,345
5,000	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	BB–	4,784,550
170	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006, 5.500%, 6/01/35	6/16 at 100.00	BBB	171,489
19,270	Total Michigan			18,921,880
	Minnesota – 2.4% (1.6% of Total Investments)
4,350	Cohasset, Minnesota, Pollution Control Revenue Bonds, Allete Inc., Series 2004, 4.950%, 7/01/22	7/14 at 100.00	A1	4,363,877
530	Minnesota Higher Education Facilities Authority, Revenue Bonds, University of St. Thomas, Series 2004-5Y, 5.250%, 10/01/19	10/14 at 100.00	A2	540,918
1,000	Minnesota Municipal Power Agency, Electric Revenue Bonds, Series 2004A, 5.250%, 10/01/19	10/14 at 100.00	A3	1,019,910
1,000	Minnesota State, General Obligation Bonds, Various Purpose, Refunding Series 2010D, 5.000%, 8/01/18	No Opt. Call	AA+	1,164,900
6,880	Total Minnesota			7,089,605

Nuveen Investments	71

NPF	Nuveen Premier Municipal Income Fund, Inc.
Portfolio of Investments (continued)
April 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Mississippi – 0.8% (0.5% of Total Investments)
$2,325	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/24	9/14 at 100.00	AA–	$2,356,411
	Missouri – 1.0% (0.7% of Total Investments)
100	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006, 5.000%, 3/01/22	3/16 at 100.00	BBB+	101,867
2,880	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2004, 5.500%, 2/15/24	2/15 at 102.00	BBB+	2,970,173
2,980	Total Missouri			3,072,040
	Nebraska – 0.9% (0.6% of Total Investments)
1,580	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska Medical Center, Series 2003, 5.000%, 11/15/16	No Opt. Call	Aa3	1,746,311
515	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Tender Option Bond Trust 11673, 20.234%, 8/01/40 – AMBAC Insured (IF)	2/17 at 100.00	AA+	818,963
2,095	Total Nebraska			2,565,274
	Nevada – 2.3% (1.5% of Total Investments)
4,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	4,588,920
2,050	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011, 5.000%, 7/01/32	7/21 at 100.00	AA	2,197,026
6,050	Total Nevada			6,785,946
	New Hampshire – 1.7% (1.1% of Total Investments)
3,500	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Catholic Medical Center, Series 2012, 4.000%, 7/01/32	No Opt. Call	BBB+	3,330,145
1,110	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Tender Option Bond Trust 09-7W, 14.155%, 6/01/39 (IF) (5)	6/19 at 100.00	AA+	1,563,202
4,610	Total New Hampshire			4,893,347
	New Jersey – 6.9% (4.5% of Total Investments)
1,865	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013, 5.125%, 1/01/39 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	1,987,083
1,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005P, 5.250%, 9/01/24 (Pre-refunded 9/01/15)	9/15 at 100.00	A1 (4)	1,067,600
2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/32	7/21 at 100.00	BBB+	2,173,440
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/26	No Opt. Call	A1	596,360
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C:
25,000	0.000%, 12/15/35 – AMBAC Insured	No Opt. Call	A1	8,611,000
10,000	0.000%, 12/15/36 – AMBAC Insured	No Opt. Call	A1	3,200,100
2,500	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.000%, 1/01/25 – AGM Insured	1/15 at 100.00	AA	2,570,375
43,365	Total New Jersey			20,205,958
	New York – 11.3% (7.5% of Total Investments)
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
660	6.000%, 7/15/30	1/20 at 100.00	BBB–	720,397
1,600	0.000%, 7/15/44	No Opt. Call	BBB–	292,944
1,500	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds, Upstate Community Colleges, Series 2004B, 5.250%, 7/01/19	7/14 at 100.00	AA–	1,511,910
1,100	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	1,223,244
2,200	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	AA–	2,205,962

72	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$7,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/25 – FGIC Insured (UB)	6/16 at 100.00	AA+	$8,056,575
865	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005B, 5.000%, 6/15/23 (Pre-refunded 12/15/14) – AMBAC Insured	12/14 at 100.00	Aa1 (4)	891,339
1,135	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Fiscal Series 2005B, 5.000%, 6/15/23 – AMBAC Insured	12/14 at 100.00	AAA	1,169,118
1,045	New York City, New York, General Obligation Bonds, Fiscal Series 2004B, 5.250%, 8/01/15	8/14 at 100.00	AA	1,058,888
5	New York City, New York, General Obligation Bonds, Fiscal Series 2004B, 5.250%, 8/01/15 (Pre-refunded 8/01/14)	8/14 at 100.00	N/R (4)	5,065
2,000	New York City, New York, General Obligation Bonds, Fiscal Series 2004C, 5.250%, 8/15/20 (Pre-refunded 8/15/14)	8/14 at 100.00	N/R (4)	2,029,920
910	New York Convention Center Development Corporation, Hotel Unit Fee Revenue Bonds, Series 2005, Trust 2364, 17.361%, 5/15/14 – AMBAC Insured (IF)	No Opt. Call	AA+	1,101,391
1,560	New York Liberty Development Corporation, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.000%, 11/15/44	11/21 at 100.00	A+	1,648,702
	New York State Thruway Authority, General Revenue Bonds, Residual Series 2005G:
6,460	5.000%, 1/01/25 (Pre-refunded 7/01/15) – AGM Insured (UB)	7/15 at 100.00	AA (4)	6,827,122
2,580	5.000%, 1/01/26 (Pre-refunded 7/01/15) – AGM Insured (UB)	7/15 at 100.00	AA (4)	2,726,621
1,000	New York State Urban Development Corporation, Subordinate Lien Corporate Purpose Bonds, Series 2004A, 5.125%, 1/01/22	7/14 at 100.00	A	1,008,160
500	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph’s Hospital Health Center Project, Series 2014A, 5.125%, 7/01/31	7/19 at 100.00	BB	500,525
395	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB	434,927
33,015	Total New York			33,412,810
	North Carolina – 4.3% (2.9% of Total Investments)
10,300	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/22 – CAPMAC Insured (UB) (5)	No Opt. Call	AA–	12,764,790
	North Dakota – 0.2% (0.2% of Total Investments)
675	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Refunding Series 2012A, 5.000%, 7/01/38	7/22 at 100.00	BBB+	708,170
	Ohio – 3.6% (2.3% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
4,100	5.125%, 6/01/24	6/17 at 100.00	B–	3,543,507
3,410	5.875%, 6/01/47	6/17 at 100.00	B	2,809,431
1,000	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38 (Mandatory put 1/01/23)	1/23 at 100.00	AA	1,065,430
	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds, Tender Option Bond Trust 1157:
265	17.370%, 1/01/38 (IF) (5)	1/23 at 100.00	AA	334,078
625	17.437%, 1/01/38 (IF) (5)	1/23 at 100.00	AA	788,575
1,315	17.437%, 1/01/38 (IF) (5)	1/23 at 100.00	AA	1,659,162
250	Port of Greater Cincinnati Development Authority, Ohio, Economic Development Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/25	10/16 at 100.00	A+	267,900
10,965	Total Ohio			10,468,083
	Oklahoma – 2.2% (1.5% of Total Investments)
450	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.375%, 9/01/36	9/16 at 100.00	BBB–	458,010

Nuveen Investments	73

NPF	Nuveen Premier Municipal Income Fund, Inc.
Portfolio of Investments (continued)
April 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oklahoma (continued)
$3,000	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2013A, 5.625%, 6/01/43 – BAM Insured (Alternative Minimum Tax)	6/23 at 100.00	AA	$3,218,070
2,705	Tulsa County Industrial Authority, Oklahoma, Health Care Revenue Bonds, Saint Francis Health System, Series 2006, 5.000%, 12/15/36	12/16 at 100.00	AA+	2,909,444
6,155	Total Oklahoma			6,585,524
	Oregon – 0.4% (0.3% of Total Investments)
1,240	Oregon State, General Obligation Bonds, State Board of Higher Education, Series 2004A, 5.000%, 8/01/23 (Pre-refunded 8/01/14)	8/14 at 100.00	AA+ (4)	1,255,302
	Pennsylvania – 2.4% (1.6% of Total Investments)
2,000	Allegheny County Sanitary Authority, Pennsylvania, Sewer Revenue Bonds, Series 2005A, 5.000%, 12/01/23 – NPFG Insured	12/15 at 100.00	AA–	2,127,600
4,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	4,984,020
6,500	Total Pennsylvania			7,111,620
	Rhode Island – 0.7% (0.4% of Total Investments)
1,970	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.000%, 6/01/23	6/14 at 100.00	A2	1,970,315
	South Carolina – 2.5% (1.6% of Total Investments)
4,405	Dorchester County School District 2, South Carolina, Installment Purchase Revenue Bonds, GROWTH, Series 2004, 5.250%, 12/01/23 (Pre-refunded 12/01/14)	12/14 at 100.00	AA– (4)	4,536,269
2,620	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013A, 5.125%, 12/01/43	12/23 at 100.00	AA–	2,830,753
7,025	Total South Carolina			7,367,022
	South Dakota – 0.7% (0.4% of Total Investments)
1,750	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sioux Valley Hospitals, Series 2004A, 5.500%, 11/01/31	11/14 at 100.00	A+	1,904,823
	Tennessee – 2.2% (1.4% of Total Investments)
275	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C, 5.125%, 7/01/25 (Pre-refunded 7/01/23) – NPFG Insured	7/23 at 100.00	AA– (4)	276,075
1,600	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A, 5.500%, 7/01/36	7/16 at 100.00	BBB+	1,653,008
4,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/26	No Opt. Call	A	4,524,600
5,875	Total Tennessee			6,453,683
	Texas – 8.1% (5.3% of Total Investments)
4,280	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006A, 5.000%, 1/01/34 – SYNCORA GTY Insured	1/17 at 100.00	BBB–	4,185,369
1,000	Bell County Water Control Improvement District 1, Texas, Water Revenue Bonds, Series 2014, 5.000%, 7/10/37 – BAM Insured	7/23 at 100.00	AA	1,088,690
1,075	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2003C, 6.750%, 10/01/38 (Alternative Minimum Tax) (6)	10/14 at 100.00	C	29,563
3,750	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series 2013A, 5.125%, 10/01/43	10/23 at 100.00	BBB+	3,877,238
2,745	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB+	2,766,960
500	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Contractual Obligation Series 2014, 5.000%, 11/01/29	11/24 at 100.00	AA+	588,290

74	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
$150	0.000%, 11/15/24 – NPFG Insured	No Opt. Call	AA–	$85,844
4,440	0.000%, 11/15/29 – NPFG Insured	No Opt. Call	AA–	1,823,108
	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005:
400	5.250%, 8/15/21	2/16 at 100.00	BBB–	410,500
600	5.125%, 8/15/26	2/16 at 100.00	BBB–	609,876
800	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	BBB–	836,024
2,000	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013, 6.125%, 12/01/38	12/25 at 100.00	Baa2	2,141,380
950	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/38	1/18 at 100.00	A3	1,035,092
1,000	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company, Series 2001C, 5.200%, 5/01/28 (6)	11/15 at 100.00	CCC	27,500
125	Tarrant County Cultural and Educational Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources Project, Trust 1031, 17.946%, 2/15/30 (IF) (5)	2/17 at 100.00	AA	144,285
3,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/36 (UB)	2/17 at 100.00	AA	3,115,710
1,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/31	No Opt. Call	A3	1,033,200
	Texas Tech University, Financing System Revenue Bonds, 9th Series 2003:
20	5.250%, 2/15/18 – AMBAC Insured	8/14 at 100.00	AA	20,082
15	5.250%, 2/15/19 – AMBAC Insured	8/14 at 100.00	AA	15,062
27,850	Total Texas			23,833,773
	Utah – 2.7% (1.7% of Total Investments)
1,000	Central Utah Water Conservancy District, Water Revenue Bonds, Series 2012C, 5.000%, 10/01/42	10/22 at 100.00	AA+	1,093,660
2,000	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc., Series 2012, 5.000%, 5/15/43	5/21 at 100.00	AA+	2,142,560
235	Utah Housing Corporation, Single Family Mortgage Bonds, Series 2001D, 5.500%, 1/01/21 (Alternative Minimum Tax)	7/14 at 100.00	Aaa	235,435
4,110	Utah Transit Authority, Sales Tax Revenue and Refunding Bonds, Series 2012, 5.000%, 6/15/42	6/22 at 100.00	A1	4,353,024
7,345	Total Utah			7,824,679
	Virginia – 1.8% (1.2% of Total Investments)
	Route 460 Funding Corporation, Virginia, Toll Road Revenue Bonds, Series 2012B:
1,525	0.000%, 7/01/36	No Opt. Call	BBB–	441,381
1,400	0.000%, 7/01/37	No Opt. Call	BBB–	380,506
1,765	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB–	1,767,100
2,520	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	2,633,551
7,210	Total Virginia			5,222,538
	Washington – 1.9% (1.2% of Total Investments)
2,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Refunding Series 2014A, 5.000%, 7/01/40 (WI/DD, Settling 5/14/14)	7/24 at 100.00	Aa1	2,223,080
1,000	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.500%, 12/01/39	12/20 at 100.00	Baa3	1,046,550
1,210	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012, 5.000%, 12/01/42	12/21 at 100.00	Baa3	1,225,186
1,000	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Series 2012A, 5.000%, 10/01/42	10/22 at 100.00	AA	1,073,440
5,210	Total Washington			5,568,256

Nuveen Investments	75

NPF	Nuveen Premier Municipal Income Fund, Inc.
Portfolio of Investments (continued)
April 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin – 1.3% (0.9% of Total Investments)
$160	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/32	5/16 at 100.00	BBB	$161,882
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.375%, 5/01/18	5/14 at 100.00	BBB	1,003,410
2,500	Wisconsin State, General Obligation Bonds, Series 2006A, 4.750%, 5/01/25 (Pre-refunded 5/01/16) – FGIC Insured	5/16 at 100.00	AA (4)	2,719,275
3,660	Total Wisconsin			3,884,567
	Wyoming – 0.5% (0.3% of Total Investments)
1,350	Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35 (Alternative Minimum Tax)	12/15 at 100.00	A–	1,380,321
$490,845	Total Long-Term Investments (cost $423,216,085)			447,748,738
	Floating Rate Obligations – (12.0)%			(35,415,000)
	Variable Rate Demand Preferred Shares, at Liquidation Value – (43.4)% (7)			(127,700,000)
	Other Assets Less Liabilities – 3.4%			9,980,594
	Net Assets Applicable to Common Shares – 100%			$294,614,332

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor‘s”), Moody’s Investors Service, Inc. (“Moody‘s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)	Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 28.5%.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

76	Nuveen Investments

NMZ
Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments
April 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 112.3% (100.0% of Total Investments)
	MUNICIPAL BONDS – 111.1% (98.9% of Total Investments)
	National – 0.1% (0.1% of Total Investments)
$1,000	MuniMae Tax-Exempt Bond Subsidiary Redeemable Preferred Shares, Multifamily Housing Pool, 5.125%, 6/30/50 (Mandatory put 9/30/15) (Alternative Minimum Tax)	No Opt. Call	Ba1	$987,550
	Alabama – 1.2% (1.1% of Total Investments)
1,000	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Green Mountain Management LLC Project, Series 2010, 8.750%, 8/01/30 (4)	8/20 at 100.00	N/R	928,560
1,000	Alabama Industrial Development Authority, Solid Waste Disposal Revenue Bonds, Pine City Fiber Co. Project, Series 1993, 6.450%, 12/01/23 (Alternative Minimum Tax)	6/14 at 100.00	B3	1,002,860
1,845	Bessemer, Alabama, General Obligation Warrants, Series 2007, 6.500%, 2/01/37 (Pre-refunded 2/01/17)	2/17 at 101.00	N/R (5)	2,073,762
2,000	Jefferson County, Alabama, General Obligation Refunding Warrants, Series 2003A, 5.000%, 4/01/22 – NPFG Insured	10/14 at 100.00	AA–	2,000,140
1,000	Jefferson County, Alabama, General Obligation Warrants, Series 2004A, 5.000%, 4/01/24 – NPFG Insured	4/15 at 100.00	AA–	987,660
1,000	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.000%, 1/01/24	7/14 at 100.00	BBB	999,920
7,845	Total Alabama			7,992,902
	Arizona – 5.9% (5.2% of Total Investments)
1,420	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 3256, 18.136%, 1/01/29 (IF) (6)	1/18 at 100.00	AA–	1,679,164
1,760	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 4695, 19.486%, 1/01/32 (IF) (6)	1/18 at 100.00	AA–	2,272,283
1,000	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Series 2007, 6.200%, 7/15/32	7/17 at 100.00	N/R	1,027,900
310	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	7/14 at 100.00	N/R	310,694
6,720	Maricopa County Industrial Development Authority, Arizona, Senior Living Facility Revenue Bonds, Christian Care Mesa II Inc., Series 2004A, 6.625%, 1/01/34 (Alternative Minimum Tax)	7/14 at 100.00	CC	6,730,483
	Phoenix Industrial Development Authority, Arizona, Educational Revenue Bonds, Keystone Montessori School, Series 2004A:
790	7.250%, 11/01/23	11/16 at 100.00	N/R	805,666
1,715	7.500%, 11/01/33	11/16 at 100.00	N/R	1,747,516
3,000	Phoenix Industrial Development Authority, Arizona, Lease Revenue Bonds, Rowan University Project, Tender Option Bond Trust 1086, 17.279%, 6/01/42 – AGM Insured (IF) (6)	6/22 at 100.00	A+	3,406,560
30	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Choice Education and Development, Series 2006, 6.000%, 6/01/16	No Opt. Call	N/R	30,595
550	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Noah Webster Basic Schools Inc., Series 2004, 6.125%, 12/15/34	12/14 at 100.00	BBB–	550,671
90	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Pointe Educational Services Charter School, Series 2004, 6.250%, 7/01/14 (ETM)	No Opt. Call	AA+ (5)	90,789
2,000	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2014A , 9.000%, 2/01/44	2/24 at 100.00	N/R	2,033,280
490	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds Legacy Traditional School Project, Series 2009, 8.500%, 7/01/39	7/19 at 100.00	N/R	541,862
2,250	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, American Charter School Foundation, Series 2007A, 5.625%, 7/01/38	7/17 at 100.00	BB	1,964,588
Nuveen Investments	77

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
April 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$2,500	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Carden Traditional Schools Project, Series 2012, 7.500%, 1/01/42	1/22 at 100.00	B	$2,398,650
	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010:
1,325	6.000%, 6/01/40	6/19 at 100.00	BB+	1,307,722
500	6.100%, 6/01/45	6/19 at 100.00	BB+	492,435
1,150	Pinal County Industrial Development Authority, Arizona, Correctional Facilities Contract Revenue Bonds, Florence West Prison LLC, Series 2002A, 5.250%, 10/01/22 – ACA Insured	10/14 at 100.00	BBB–	1,150,437
3,575	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Government Project Bonds, Series 2008, 7.000%, 12/01/27	12/17 at 102.00	B–	3,343,304
2,000	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Tribal Economic Development Bonds, Series 2012A, 9.750%, 5/01/25	5/22 at 100.00	B	2,257,520
2,500	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007, 5.500%, 12/01/37	No Opt. Call	BBB	2,710,850
1,000	Tucson Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2004A, 5.850%, 9/01/24	9/14 at 100.00	BB+	1,001,050
1,000	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R	885,350
37,675	Total Arizona			38,739,369
	California – 16.7% (14.8% of Total Investments)
1,470	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2985, 17.626%, 4/01/16 (IF)	No Opt. Call	AA	2,120,122
2,205	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.125%, 6/01/38	6/15 at 100.00	B–	1,764,706
1,000	California Enterprise Development Authority, Recovery Zone Facility Revenue Bonds, SunPower Corporation – Headquarters Project, Series 2010, 8.500%, 4/01/31	4/21 at 100.00	N/R	1,096,260
	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Tender Option Bond Trust 3267:
1,250	19.219%, 5/15/31 (IF) (6)	11/21 at 100.00	AA–	1,799,300
1,875	20.225%, 11/15/40 (IF) (6)	11/21 at 100.00	AA–	2,869,575
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 3294:
250	18.183%, 8/15/41 (IF) (6)	8/22 at 100.00	AA–	321,740
1,000	18.178%, 8/15/41 (IF) (6)	8/22 at 100.00	AA–	1,286,870
1,000	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010B, 7.250%, 8/15/45	8/20 at 100.00	N/R	1,037,830
1,000	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009, 8.500%, 11/01/39	11/19 at 100.00	AA	1,196,290
2,000	California School Finance Authority, Educational Facilities Revenue Bonds, Tri-Valley Learning Corporation, Series 2012A, 7.000%, 6/01/47	6/20 at 102.00	N/R	2,033,460
3,425	California State University, Systemwide Revenue Bonds, Tender Option Bond Trust 4696, 17.641%, 11/01/35 – AMBAC Insured (IF) (6)	5/15 at 100.00	Aa2	3,961,492
1,300	California State, General Obligation Bonds, Tender Option Bond Trust 3162, 19.470%, 3/01/18 – AGM Insured (IF)	No Opt. Call	AA	2,022,384
1,000	California Statewide Communities Development Authority, Community Facilities District 2012-01, Fancher Creek, Special Tax Bonds, Series 2013A, 5.700%, 9/01/43	9/23 at 100.00	N/R	1,003,860
520	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 6.250%, 10/01/39	10/19 at 100.00	BBB+	555,324
4,000	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (4)	No Opt. Call	D	15,200
1,875	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41	9/21 at 100.00	N/R	1,956,900

78	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$500	California Statewide Community Development Authority, Revenue Bonds, California Baptist University, Series 2011A, 7.500%, 11/01/41	11/21 at 100.00	N/R	$560,800
2,810	California Statewide Community Development Authority, Revenue Bonds, Epidaurus Project, Series 2004A, 7.750%, 3/01/34	3/16 at 100.00	N/R	2,846,755
2,000	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007C, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	2,264,300
515	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3048, 17.633%, 11/15/38 (IF)	5/18 at 100.00	AA–	601,402
	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3102:
745	17.814%, 11/15/38 (IF) (6)	5/18 at 100.00	AA–	870,890
1,000	18.906%, 11/15/48 (IF) (6)	5/18 at 100.00	AA–	1,191,680
995	California Statewide Community Development Authority, Subordinate Lien Multifamily Housing Revenue Bonds, Corona Park Apartments, Series 2004I-S, 7.750%, 1/01/34 (Alternative Minimum Tax)	7/14 at 100.00	N/R	995,159
1,915	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue Bonds, Franciscan Mobile Home Park Project, Refunding Third Tier Series 2007C, 6.500%, 12/15/47	12/17 at 100.00	N/R	1,924,613
2,000	Daly City Housing Development Finance Agency, California, Mobile Home Park Revenue Bonds, Franciscan Mobile Home Park, Refunding Series 2007A, 5.000%, 12/15/37	12/17 at 100.00	A	2,028,000
1,340	Elk Grove Community Facilities District 2005-1, California, Special Tax Bonds, Series 2007, 5.250%, 9/01/37	9/15 at 102.00	N/R	1,345,682
500	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana Redevelopment Project, Tender Option Bonds Trust 1013, 18.428%, 9/01/32 – AMBAC Insured (IF) (6)	7/14 at 100.00	A+	527,520
1,000	Fontana, California, Special Tax Bonds, Community Facilities District 31 Citrus Heights North, Series 2006, 5.000%, 9/01/26	9/14 at 102.00	N/R	1,021,550
3,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35 – NPFG Insured	7/14 at 100.00	AA–	3,000,420
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bond Trust 1011:
250	17.399%, 6/01/38 – FGIC Insured (IF) (6)	6/15 at 100.00	A2	252,730
750	17.399%, 6/01/45 (IF) (6)	6/15 at 100.00	A2	753,780
1,000	17.378%, 6/01/45 (IF) (6)	6/15 at 100.00	A2	1,005,030
1,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bonds Trust 3107, 17.732%, 6/01/45 – AMBAC Insured (IF)	6/15 at 100.00	AA+	1,015,110
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
6,250	5.000%, 6/01/33	6/17 at 100.00	B	5,021,000
9,035	5.750%, 6/01/47	6/17 at 100.00	B	7,480,348
2,140	5.125%, 6/01/47	6/17 at 100.00	B	1,631,001
2,500	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	1,958,950
1,500	Grossmont Healthcare District, California, General Obligation Bonds, Tender Option Bond Trust 3253, 22.741%, 1/15/19 (IF) (6)	No Opt. Call	Aa2	2,494,380
1,000	Hemet Unified School District Community Facilities District 2005-3, Riverside County, California, Special Tax Bonds, Series 2007, 5.750%, 9/01/39	9/14 at 100.00	N/R	1,001,430
1,000	Hercules Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005, 5.000%, 8/01/25 – AMBAC Insured	8/15 at 100.00	N/R	848,690
1,170	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2003-2 Improvement Area A, Canyon Hills, Series 2004A, 5.950%, 9/01/34	9/15 at 100.00	N/R	1,184,648
145	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.875%, 8/01/39	No Opt. Call	BBB	159,303
190	Lancaster Redevelopment Agency, California, Tax Allocation Bonds, Combined Redevelopment Project Areas Housing Programs, Series 2009, 6.875%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (5)	243,865

Nuveen Investments	79

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
April 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$550	Lathrop Financing Authority, California, Revenue Bonds, Water Supply Project Series 2003, 6.000%, 6/01/35	6/14 at 100.00	N/R	$550,407
500	Lee Lake Public Financing Authority, California, Junior Lien Revenue Bonds, Series 2013B, 5.250%, 9/01/32	9/23 at 100.00	N/R	520,300
1,000	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A	1,176,540
850	Los Angeles County, California, Community Development Commission Headquarters Office Building, Lease Revenue Bonds, Community Development Properties Los Angeles County Inc., Tender Option Bond Trust Series 2011-23B, 18.196%, 9/01/42 (IF) (6)	9/21 at 100.00	Aa3	1,041,029
1,825	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Tender Option Bond Trust 10-27B, 18.168%, 5/15/40 (IF) (6)	5/20 at 100.00	AA	2,403,306
1,000	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	1,204,910
	March Joint Powers Redevelopment Agency, California, March Air Force Base Redevelopment Project Tax Allocation Revenue Bonds, Series 2011A:
1,000	7.000%, 8/01/26	8/21 at 100.00	BBB+	1,166,950
1,500	7.500%, 8/01/41	8/21 at 100.00	BBB+	1,712,385
470	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2005-3, Series 2007, 5.000%, 9/01/37	9/14 at 100.00	N/R	471,687
3,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	A	3,893,820
500	National City Community Development Commission, California, Tax Allocation Bonds, National City Redevelopment Project, Series 2011, 7.000%, 8/01/32	8/21 at 100.00	A–	603,905
330	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40	9/21 at 100.00	BBB+	372,633
	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010:
625	5.250%, 11/01/21	11/20 at 100.00	Ba1	647,606
1,000	6.000%, 11/01/41	11/20 at 100.00	Ba1	1,000,530
250	Palomar Pomerado Health, California, General Obligation Bonds, Tender Option Bond Trust 4683, 17.692%, 8/01/37 – NPFG Insured (IF) (6)	8/17 at 100.00	AA–	275,800
1,000	Pittsburg Redevelopment Agency, California, Tax Allocation Bonds, Los Medanos Community Development Project, Refunding Series 2008A, 6.500%, 9/01/28	9/18 at 100.00	BBB–	1,053,170
733	River Rock Entertainment Authority, California, Revenue Bonds, Senior Notes Series 2011B, 8.000%, 11/01/18 (4)	11/15 at 104.00	N/R	452,254
1,000	Riverside County Public Financing Authority, California, Tax Allocation Bonds, Multiple Projects, Series 2004, 5.000%, 10/01/35 – SYNCORA GTY Insured	10/14 at 100.00	BBB	1,000,680
1,200	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 6.750%, 10/01/30	10/21 at 100.00	A–	1,375,176
	Sacramento City Financing Authority California, Lease Revenue Bonds, Master Lease Program Facilities Projects, Tender Option Bond Trust 4698:
750	18.489%, 12/01/30 – AMBAC Insured (IF) (6)	No Opt. Call	A	1,251,180
2,015	18.489%, 12/01/33 – AMBAC Insured (IF) (6)	No Opt. Call	A	3,224,887
2,500	San Bernardino Community College District, California, General Obligation Bonds, Tender Option Bond Trust 11780, 17.456%, 2/01/27 – AGM Insured (IF)	8/16 at 100.00	AA	3,269,300
	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011:
960	8.000%, 12/01/26	12/21 at 100.00	BB	1,166,976
1,000	8.000%, 12/01/31	12/21 at 100.00	BB	1,187,760
1,000	San Jose, California, Airport Revenue Bonds, Tender Option Bond Trust 3923, 17.550%, 9/01/31 – AMBAC Insured (IF) (6)	3/17 at 100.00	AA	1,091,480
1,000	Santa Margarita Water District, California, Special tax Bonds, Community Facilities District 2013-1 Village of Sendero, Series 2013, 5.625%, 9/01/43	9/23 at 100.00	N/R	1,056,030
1,000	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/41	2/21 at 100.00	A	1,179,480

80	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,000	Temecula Public Financing Authority, California, Special Tax Bonds, Community Facilities District 03-02 Roripaugh, Series 2006, 5.450%, 9/01/26	9/14 at 102.00	N/R	$970,230
1,000	Temecula Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project 1, Series 2002, 5.250%, 8/01/36 – NPFG Insured	8/14 at 100.00	AA–	1,000,520
1,890	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 5.500%, 6/01/45	6/15 at 100.00	B–	1,493,705
650	Twenty-nine Palms Redevelopment Agency, California, Tax Allocation Bonds, Four Corners Project Area, Series 2011A, 7.650%, 9/01/42	9/21 at 100.00	BBB+	732,316
1,250	University of California, General Revenue Bonds, Tender Option Bond Trust 2013-24U, 18.091%, 5/15/39 (IF) (6)	5/23 at 100.00	AA	1,739,500
105,768	Total California			109,556,801
	Colorado – 7.2% (6.4% of Total Investments)
1,000	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2005, 6.750%, 12/01/35	12/15 at 100.00	N/R	968,190
1,500	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2008, 9.250%, 12/01/37	12/15 at 100.00	N/R	804,825
1,015	Bradburn Metropolitan District 3, Westminster, Adams County, Colorado, General Obligation Limited Tax Refunding Bonds, Series 2010, 7.500%, 12/01/39	12/15 at 100.00	N/R	1,025,424
2,000	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2013, 7.000%, 12/01/23	7/18 at 100.00	N/R	2,025,920
2,000	Cimarron Metropolitan District, Arvada, Colorado, Limited Tax Revenue Bonds, Convertible to Unlimited Tax, Series 2012, 6.000%, 12/01/22	10/17 at 100.00	N/R	1,950,760
750	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.250%, 7/01/28	7/18 at 100.00	BB	740,228
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Jefferson County School District R-1 – Compass Montessori Secondary School, Series 2006, 5.625%, 2/15/36	2/16 at 101.00	N/R	881,760
1,500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Mountain Phoenix Community School, Series 2012, 7.000%, 10/01/42	10/22 at 100.00	N/R	1,432,485
1,895	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Windsor Academy, Series 2007A, 5.700%, 5/01/37	5/17 at 100.00	BBB–	1,781,887
1,890	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38	6/18 at 102.00	N/R	1,931,278
1,350	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Colorado Senior Residences Project, Series 2012, 6.750%, 6/01/32	6/22 at 100.00	N/R	1,385,789
2,500	Colorado Health Facilities Authority, Health Care Facilities Revenue Bonds, American Baptist Homes of the Midwest Obligated Group, Series 2013, 8.000%, 8/01/43	2/24 at 100.00	N/R	2,506,200
750	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 3702, 19.189%, 1/01/18 (IF) (6)	No Opt. Call	AA–	1,047,660
1,285	Colorado Health Facilities Authority, Revenue Bonds, Craig Hospital Project, Series 2012, 5.000%, 12/01/32 (UB) (6)	12/22 at 100.00	A–	1,395,060
1,000	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006, 5.250%, 6/01/36	6/16 at 100.00	A–	1,016,930
	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2007:
971	5.000%, 9/01/16 (Alternative Minimum Tax) (7)	No Opt. Call	N/R	733,827
5,045	6.750%, 4/01/27 (Alternative Minimum Tax)	4/17 at 100.00	N/R	4,729,788
2,395	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2013, 6.875%, 10/01/27 (Alternative Minimum Tax)	No Opt. Call	N/R	2,264,865
2,000	Compark Business Campus Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Series 2012A, 6.750%, 12/01/39 – RAAI Insured	12/22 at 100.00	N/R	2,054,600
	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
1,000	5.400%, 12/01/27	12/17 at 100.00	N/R	808,960
1,500	5.450%, 12/01/34	12/17 at 100.00	N/R	1,130,325

Nuveen Investments	81

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
April 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$2,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A, 0.000%, 9/01/27 – NPFG Insured	No Opt. Call	AA–	$1,085,280
1,049	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	1,120,080
1,996	Great Western Metropolitan District 5, Colorado, General Obligation Limited Tax Revenue Bonds, Series 2009A-1, 9.000%, 8/01/39	12/19 at 100.00	N/R	2,053,285
3,145	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.750%, 1/01/34	1/18 at 100.00	N/R	3,197,050
5	Maher Ranch Metropolitan District 4, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.250%, 12/01/36 – RAAI Insured	12/17 at 100.00	N/R	4,721
1,000	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.500%, 12/01/27	12/16 at 100.00	N/R	787,380
500	Pinery West Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.000%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	495,605
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
1,000	6.500%, 1/15/30	7/20 at 100.00	Baa3	1,115,800
1,000	6.000%, 1/15/41	7/20 at 100.00	Baa3	1,067,000
1,440	Rendezvous Residential Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 5.375%, 12/01/21	12/17 at 100.00	N/R	1,306,915
3,000	Stone Ridge Metropolitan District 2, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited, Series 2007, 7.250%, 12/01/31 (8)	12/17 at 100.00	N/R	763,080
1,815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	1,916,985
52,296	Total Colorado			47,529,942
	Connecticut – 1.2% (1.1% of Total Investments)
2,500	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39	4/20 at 100.00	N/R	2,886,650
4,716	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate Series 2013A, 6.050%, 7/01/31	No Opt. Call	N/R	3,017,999
1,000	Mohegan Tribe of Indians of Connecticut, Gaming Authority Priority Distribution Payment Public Improvement Bonds, Series 2003, 5.250%, 1/01/33	7/14 at 100.00	B	942,050
1,000	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41	4/21 at 100.00	N/R	1,059,940
9,216	Total Connecticut			7,906,639
	District of Columbia – 1.2% (1.0% of Total Investments)
225	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	242,327
1,000	District of Columbia, Revenue Bonds, Cesar Chavez Public Charter Schools for Public Policy, Series 2011, 7.500%, 11/15/31	11/20 at 100.00	BBB–	1,106,300
2,500	District of Columbia, Revenue Bonds, Howard University, Tender Option Bond Trust 1006, 23.273%, 10/01/37 (IF) (6)	4/21 at 100.00	BBB+	3,592,800
250	District of Columbia, Revenue Bonds, KIPP DC Issue, Series 2013A, 6.000%, 7/01/33	7/23 at 100.00	BBB+	282,768
9,400	Metropolitan Washington D.C. Airports Authority, District of Columbia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009B, 0.000%, 10/01/38 – AGC Insured	No Opt. Call	BBB+	2,244,720
13,375	Total District of Columbia			7,468,915
	Florida – 12.4% (11.0% of Total Investments)
1,500	Alachua County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Terraces at Bonita Springs Project, Series 2011A, 8.125%, 11/15/46	No Opt. Call	N/R	1,717,725
905	Ave Maria Stewardship Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.125%, 5/01/38	5/16 at 100.00	N/R	804,952
1,955	Ave Maria Stewardship Community District, Florida, Capital Improvement Revenue Bonds, Series 2012, 6.700%, 5/01/42	5/22 at 100.00	N/R	2,010,483

82	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$1,505	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.300%, 5/01/35 (4)	5/15 at 101.00	N/R	$1,503,104
950	Beeline Community Development District, Palm Beach County, Florida, Special Assessment Bonds, Series 2008A, 7.000%, 5/01/37	5/18 at 100.00	N/R	1,001,319
1,000	Bellalago Educational Facilities Benefit District, Florida, Capital Improvement Bonds, Series 2004A, 6.000%, 5/01/33	5/14 at 100.00	N/R	1,000,420
905	Belmont Community Development District, Florida, Capital Improvement Revenue Bonds, Phase 1 Project, Series 2013A, 6.125%, 11/01/33	11/24 at 100.00	N/R	950,585
980	Boggy Creek Improvement District, Orlando, Florida, Special Assessment Revenue Bonds, Refunding Series 2013, 5.125%, 5/01/43	5/23 at 100.00	N/R	964,722
2,700	Brevard County, Florida, Industrial Development Revenue Bonds, TUFF Florida Tech Project, Series 2009, 6.500%, 11/01/29	11/19 at 100.00	BB+	2,959,740
700	Broward County, Florida, Airport Facility Revenue Bonds, Learjet Inc., Series 2000, 7.500%, 11/01/20 (Alternative Minimum Tax)	11/14 at 101.00	Ba3	715,834
1,435	Capital Projects Finance Authority, Florida, Student Housing Revenue Bonds, Capital Projects Loan Program, Series 2001F-1, 5.000%, 10/01/31 – NPFG Insured	10/14 at 100.00	AA–	1,403,918
2,000	Collier County Industrial Development Authority, Florida, Continuing Care Community Revenue Bonds, Arlington of Naples Project, Series 2014A, 7.750%, 5/15/35	5/24 at 100.00	N/R	2,044,620
980	Copperstone Community Development District, Manatee County, Florida, Capital Improvement Revenue Bonds, Series 2007, 5.200%, 5/01/38	5/17 at 100.00	N/R	962,076
1,910	Cordoba Ranch Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2006, 5.550%, 5/01/37	5/16 at 100.00	N/R	1,922,377
900	Fishhawk Community Development District IV, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2013A, 7.000%, 5/01/33	5/23 at 100.00	N/R	948,087
1,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2010A, 6.000%, 9/15/40	9/20 at 100.00	BB+	993,370
2,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2011A, 7.625%, 6/15/41	6/21 at 100.00	BB–	2,049,340
4,000	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2013A, 8.500%, 6/15/44	6/23 at 100.00	N/R	4,129,160
2,500	Grand Bay at Doral Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Doral Breeze Project Series 2012, 5.500%, 11/01/32	11/22 at 100.00	N/R	2,521,025
2,755	Hawks Point Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007A, 5.300%, 5/01/39	5/17 at 100.00	N/R	2,772,577
3,000	Jacksonville, Florida, Economic Development Commission Health Care Facilities Revenue Bonds, Florida Proton Therapy Institute Project, Series 2007A, 6.250%, 9/01/27	9/17 at 100.00	N/R	3,260,910
1,000	Lake County, Florida, Industrial Development Revenue Bonds, Crane’s View Lodge Project, Series 2012A, 7.125%, 11/01/42	No Opt. Call	N/R	960,660
1,000	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Series 2012, 5.750%, 11/01/42	11/22 at 100.00	N/R	991,690
2,000	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A, 5.375%, 6/15/37	6/17 at 100.00	BB	1,998,560
1,000	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Shell Point/Alliance Obligated Group, Shell Point Village/Alliance Community Project, Series 2007, 5.000%, 11/15/22	5/17 at 100.00	BB+	1,028,930
1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008, Trust 1145, 17.884%, 4/01/32 – AGC Insured (Alternative Minimum Tax) (IF) (6)	10/18 at 100.00	AA	1,201,400
1,250	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 11834, 17.675%, 10/01/33 – AGM Insured (IF)	10/20 at 100.00	AA	1,558,050
1,640	Myrtle Creek Improvement District, Florida, Special Assessment Revenue Bonds, Series 2006A, 5.200%, 5/01/37	5/16 at 100.00	N/R	1,638,245
2,175	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	2,207,734

Nuveen Investments	83

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
April 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$1,000	Orchid Grove Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.450%, 5/01/36	5/15 at 101.00	N/R	$914,290
745	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of Boca Raton Project, Series 2014A, 7.500%, 6/01/49 (WI/DD, Settling 5/21/14)	6/22 at 102.00	N/R	795,451
3,315	Palm Beach County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Lake Delray Apartments, Series 1999A, 6.400%, 1/01/31 (Alternative Minimum Tax)	7/14 at 100.00	N/R	3,297,165
1,550	Palm Glades Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.300%, 5/01/36	5/16 at 100.00	N/R	1,540,638
4,450	Pine Island Community Development District, Florida, Special Assessment Bonds, Bella Collina, Series 2004, 5.750%, 5/01/35	5/14 at 100.00	N/R	4,185,314
995	Poinciana West Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.000%, 5/01/37	5/17 at 100.00	N/R	962,503
1,000	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	AA–	1,029,290
1,925	Reunion West Community Development District, Florida, Special Assessment Bonds, Series 2004A-1, 6.250%, 5/01/36	5/22 at 100.00	N/R	1,922,940
1,250	Stoneybrook Venice Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007, 6.750%, 5/01/38	5/18 at 100.00	N/R	1,279,513
1,125	Sweetwater Creek Community Development District, Saint John’s County, Florida, Capital Improvement Revenue Bonds, Series 2007A, 5.500%, 5/01/38	5/17 at 100.00	N/R	1,089,338
1,250	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 0.000%, 5/01/39	5/17 at 100.00	N/R	916,925
2,515	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40	5/19 at 100.00	N/R	1,503,719
1,540	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40	5/22 at 100.00	N/R	682,051
	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3:
120	6.375%, 5/01/17 (4)	5/14 at 100.00	N/R	1
1,360	6.650%, 5/01/40 (4)	5/18 at 100.00	N/R	14
2,845	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007A-2, 5.250%, 5/01/39 (4)	5/17 at 100.00	N/R	28
	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007-1. RMKT:
5	6.375%, 5/01/17 (4)	No Opt. Call	N/R	5,001
120	6.650%, 5/01/40 (4)	5/18 at 100.00	N/R	121,572
750	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing Parcel Series 2007A-1. RMKT, 5.250%, 5/01/39 (4)	5/17 at 100.00	N/R	658,238
	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1:
130	6.375%, 5/01/17	No Opt. Call	N/R	127,295
545	5.250%, 5/01/39	5/17 at 100.00	N/R	518,933
2,365	6.650%, 5/01/40	5/17 at 100.00	N/R	2,391,677
4,700	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/15 at 100.00	BB	4,702,256
	Tolomato Community Development District, Florida, Special Assessment Bonds, Southern/Forbearance Parcel Series 2007-2:
530	6.375%, 5/01/17 (4)	No Opt. Call	N/R	323,920
5,510	6.650%, 5/01/40 (4)	5/18 at 100.00	N/R	3,208,804
1,000	Venetian Parc Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Area One Project, Series 2013, 6.500%, 11/01/43	11/28 at 100.00	N/R	1,062,960
89,285	Total Florida			81,461,449

84	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia – 1.8% (1.6% of Total Investments)
$1,000	Atlanta Urban Residential Finance Authority, Georgia, Multifamily Housing Revenue Bonds, Testletree Village Apartments, Series 2013A, 5.000%, 11/01/48	11/23 at 100.00	A–	$995,040
950	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	A2	1,118,369
1,250	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	B+	1,521,463
1,170	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009B, 9.000%, 6/01/35 (Alternative Minimum Tax)	6/15 at 100.00	B+	1,236,316
1,880	Douglas County Development Authority, Georgia, Charter School Revenue Bonds, Brighten Academy Project, Series 2013A, 7.125%, 10/01/43	10/23 at 100.00	N/R	1,959,317
1,000	Fulton County Development Authority, Georgia, Revenue Bonds, Amana Academy Project, Series 2013A, 6.500%, 4/01/43	4/23 at 100.00	N/R	928,960
1,000	Fulton County Residential Care Facilities Elderly Authority, Georgia, First Mortgage Revenue Bonds, Lenbrook Project, Series 2006A, 5.125%, 7/01/37	7/17 at 100.00	N/R	933,470
1,140	Fulton County Residential Care Facilities Elderly Authority, Georgia, First Mortgage Revenue Bonds, Lenbrook Project, Series 2006B, 7.300%, 7/01/42	7/14 at 100.00	N/R	1,134,665
2,000	Liberty County Industrial Authority, Georgia, Revenue Bonds, Series 2012B, 3.000%, 7/01/18	7/14 at 100.00	N/R	1,792,840
11,390	Total Georgia			11,620,440
	Guam – 0.5% (0.4% of Total Investments)
2,445	Guam Government, General Obligation Bonds, 2009 Series A, 7.000%, 11/15/39	11/19 at 100.00	BB–	2,641,065
330	Guam International Airport Authority, Revenue Bonds, Series 2013C, 6.375%, 10/01/43 (Alternative Minimum Tax)	10/23 at 100.00	BBB	354,628
2,775	Total Guam			2,995,693
	Hawaii – 0.4% (0.4% of Total Investments)
897	Hawaii Department of Budget and Finance, Private School Revenue Bonds, Montessori of Maui, Series 2007, 5.500%, 1/01/37	2/17 at 100.00	N/R	849,172
1,655	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company, Inc. and Subsidiary Projects, Series 2009, 6.500%, 7/01/39	7/19 at 100.00	Baa1	1,840,674
2,552	Total Hawaii			2,689,846
	Idaho – 0.1% (0.1% of Total Investments)
500	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Tender Option Bond Trust 1102, 17.085%, 3/01/47 – AGM Insured (IF) (6)	3/22 at 100.00	A	594,500
	Illinois – 8.5% (7.6% of Total Investments)
1,887	Chicago, Illinois, Certificates of Participation Tax Increment Bonds, 35th and State Redevelopment Project, Series 2012, 6.100%, 1/15/29	No Opt. Call	N/R	1,814,670
2,775	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Diversey-Narragansett Project, Series 2006, 7.460%, 2/15/26	8/14 at 100.00	N/R	2,174,351
2,000	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B3	2,020,660
2,180	Evanston, Illinois, Educational Facility Revenue Bonds, Roycemore School Project, Series 2011, 8.250%, 7/01/41	7/21 at 100.00	N/R	2,377,399
1,000	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010, 5.500%, 5/15/23	5/15 at 100.00	BBB–	1,009,590
3,370	Illinois Finance Authority, Charter School Revenue Bonds, Chicago Charter School Foundation, Series 2007, 5.000%, 12/01/36	12/16 at 100.00	BBB+	3,269,978
1,000	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	B3	1,010,330
	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Series 2010A:
500	7.750%, 5/15/30	5/20 at 100.00	N/R	508,740
1,625	8.000%, 5/15/46	5/20 at 100.00	N/R	1,648,043

Nuveen Investments	85

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
April 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$500	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Temps 75 Series 2010D-1, 7.000%, 5/15/18	5/14 at 100.00	N/R	$500,655
1,100	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37	1/18 at 100.00	Baa2	1,151,579
500	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series 2006A, 5.000%, 4/01/31	4/16 at 100.00	Baa3	468,485
1,500	Illinois Finance Authority, Revenue Bonds, Lake Forest College, Series 2012A, 6.000%, 10/01/48	10/22 at 100.00	BBB–	1,564,785
1,000	Illinois Finance Authority, Revenue Bonds, Montgomery Place Project, Series 2006A, 5.750%, 5/15/38	5/17 at 100.00	N/R	1,010,640
2,500	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Tender Option Bond Trust 4702, 20.110%, 11/15/37 (IF) (6)	11/17 at 100.00	A	3,062,200
2,900	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	3,600,756
1,770	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	Baa1	1,931,813
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009:
2,000	6.875%, 8/15/38	8/19 at 100.00	BBB+	2,222,280
3,850	7.000%, 8/15/44	8/19 at 100.00	BBB+	4,292,635
500	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	AA	538,145
	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Tender Option Bond Trust 3908:
250	21.878%, 2/15/19 – AGM Insured (IF) (6)	No Opt. Call	AA	380,070
1,685	21.862%, 2/15/19 – AGM Insured (IF) (6)	No Opt. Call	AA	2,561,015
6,020	Illinois Finance Authority, Student Housing Revenue Bonds, MJH Education Assistance Illinois IV LLC, Fullerton Village Project, Series 2004A, 5.125%, 6/01/35 (4)	6/14 at 100.00	Ca	4,876,260
200	Illinois State, General Obligation Bonds, Series 2012A, 5.000%, 3/01/36	3/22 at 100.00	A–	207,534
1,105	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	1/16 at 100.00	N/R	613,861
2,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/36 – ACA Insured	1/16 at 100.00	CCC–	1,340,340
	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B:
285	5.250%, 1/01/25	1/16 at 100.00	D	103,997
1,175	5.250%, 1/01/36	1/16 at 100.00	D	427,230
1,431	Lombard Public Facilities Corporation, Illinois, Third Tier Conference Center and Hotel Revenue Bonds, Series 2005C-3, 12.000%, 1/01/36 (4)	7/18 at 100.00	N/R	299,689
981	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 2 – Cambridge Lakes Project, Series 2005-2, 6.000%, 3/01/35	3/15 at 102.00	N/R	990,006
1,888	Plano Special Service Area 1, Illinois, Special Tax Bonds, Lakewood Springs Project, Series 2004A, 6.200%, 3/01/34	3/16 at 100.00	N/R	1,904,388
800	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 6.000%, 6/01/28	6/21 at 100.00	A–	929,704
1,000	Rantoul, Champaign County, Illinois, Tax Increment Revenue Bonds, Evans Road Series 2013B, 7.000%, 12/01/33	12/23 at 100.00	N/R	1,025,240
920	Southwestern Illinois Development Authority, Local Government Program Revenue Bonds, Granite City Project, Series 2009B, 7.750%, 3/01/22	9/14 at 100.00	N/R	927,332
750	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe, Special Assessment Bonds, Series 2009, 7.875%, 3/01/32	3/17 at 102.00	N/R	788,018
963	Volo Village, Illinois, Special Service Area 3 Special Tax Bonds, Symphony Meadows Project 1, Series 2006, 6.000%, 3/01/36	3/16 at 102.00	N/R	932,203
895	Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 6.000%, 1/01/26	1/17 at 102.00	N/R	632,371

86	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$817	Yorkville, Illinois, Special Tax Bonds, Special Service Area 2005-108 Autumn Creek Project, Series 2006, 6.000%, 3/01/36	3/16 at 102.00	N/R	$741,395
57,622	Total Illinois			55,858,387
	Indiana – 3.5% (3.1% of Total Investments)
6,360	Carmel Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2004A, 6.650%, 1/15/24	7/14 at 100.00	N/R	6,364,388
1,000	Indiana Bond Bank, Special Program Bonds, Hendricks Regional Health Project, Tender Option Bond Trust 10-77W, 18.998%, 4/01/30 – AMBAC Insured (IF) (6)	No Opt. Call	AA	1,647,820
1,250	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Tender Option Bond Trust 2882, 17.560%, 4/15/17 (IF) (6)	No Opt. Call	A	1,955,150
2,000	Indiana Finance Authority, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Series 2012, 5.750%, 8/01/42 (Alternative Minimum Tax)	No Opt. Call	BB–	1,799,760
500	Indiana Finance Authority, Hospital Revenue Bonds, King’s Daughters’ Hospital and Health Services, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	BBB+	508,725
	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Tender Option Bond Trust 3611:
1,250	18.991%, 6/01/17 (IF) (6)	No Opt. Call	Aa2	1,716,350
1,290	17.991%, 6/01/17 (IF) (6)	No Opt. Call	Aa2	1,508,578
1,000	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Tender Option Bond Trust 3301, 18.232%, 11/15/30 (IF) (6)	11/16 at 100.00	AA+	1,103,000
1,000	Shoals, Indiana, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Series 2013, 7.250%, 11/01/43 (Alternative Minimum Tax)	11/23 at 100.00	N/R	1,041,050
1,000	St. Joseph County, Indiana, Economic Development Revenue Bonds, Chicago Trail Village Apartments, Series 2005A, 7.500%, 7/01/35	7/15 at 103.00	N/R	1,044,980
	Vigo County Hospital Authority, Indiana, Revenue Bonds, Union Hospital, Series 2007:
250	5.700%, 9/01/37	9/17 at 100.00	N/R	245,298
4,050	5.800%, 9/01/47	9/17 at 100.00	N/R	3,958,430
20,950	Total Indiana			22,893,529
	Iowa – 1.1% (1.0% of Total Investments)
1,000	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BB+	1,031,860
2,500	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc. Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	BBB–	2,383,975
2,000	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013, 5.250%, 12/01/25	12/23 at 100.00	BB–	2,006,780
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
1,000	5.375%, 6/01/38	6/15 at 100.00	B+	867,750
1,070	5.625%, 6/01/46	6/15 at 100.00	B+	916,979
7,570	Total Iowa			7,207,344
	Kentucky – 0.1% (0.1% of Total Investments)
500	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.000%, 6/01/30	6/20 at 100.00	BBB+	538,415
	Louisiana – 4.0% (3.5% of Total Investments)
2,350	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	7/23 at 100.00	N/R	2,454,857
8,500	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB	9,446,204
940	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, CDF Healthcare of Louisiana LLC, Series 2006A, 7.000%, 6/01/36	6/16 at 101.00	N/R	947,276
	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007A:
7,000	6.750%, 12/15/37 (4)	12/17 at 100.00	N/R	4,516,861
1,115	6.000%, 12/15/37	6/14 at 100.00	N/R	621,601

Nuveen Investments	87

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
April 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$100	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Retail Project, Series 2007B, 9.000%, 12/15/14	No Opt. Call	N/R	$55,749
500	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2010A-1, 6.500%, 11/01/35	11/20 at 100.00	BBB	557,625
	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Woman’s Hospital Foundation Project, Tender Option Bonds Trust 1012:
750	20.585%, 10/01/40 (IF) (6)	10/20 at 100.00	A–	1,051,320
750	20.573%, 10/01/40 (IF) (6)	10/20 at 100.00	A–	1,051,133
1,000	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36 (Alternative Minimum Tax)	7/23 at 100.00	N/R	1,044,440
2,000	Louisiana Public Facilities Authority, Revenue Bonds, Lake Charles Charter Academy Foundation Project, Series 2011A, 7.750%, 12/15/31	12/21 at 100.00	N/R	2,157,560
2,110	Louisiana Public Facilities Authority, Revenue Bonds, Southwest Louisiana Charter Academy Foundation Project, Series 2013A, 8.125%, 12/15/33	12/23 at 100.00	N/R	2,185,981
27,115	Total Louisiana			26,090,607
	Maine – 0.5% (0.4% of Total Investments)
3,155	Portland Housing Development Corporation, Maine, Section 8 Assisted Senior Living Revenue Bonds, Avesta Housing Development Corporation, Series 2004A, 6.000%, 2/01/34	8/14 at 100.00	Baa2	3,196,204
	Maryland – 1.0% (0.9% of Total Investments)
1,100	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	BB+	1,061,104
1,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31 (4)	12/16 at 100.00	N/R	499,690
2,500	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006B, 5.250%, 12/01/31	12/16 at 100.00	N/R	1,249,225
4,000	Maryland Economic Development Corporation, Senior Lien Student Housing Revenue Bonds, University of Maryland – Baltimore, Series 2003A, 5.750%, 10/01/33	10/14 at 100.00	B3	3,574,360
8,600	Total Maryland			6,384,379
	Massachusetts – 0.1% (0.1% of Total Investments)
90	Boston Industrial Development Financing Authority, Massachusetts, Senior Revenue Bonds, Crosstown Center Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax) (9)	9/14 at 100.00	Caa3	66,150
175	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	174,652
414	Massachusetts Development Finance Agency, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012A, 6.000%, 2/15/43 (4), (7)	8/14 at 100.00	D	203,255
333	Massachusetts Development Finance Agency, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012B, 0.000%, 2/15/43 (4), (7)	7/14 at 100.00	D	3
475	Massachusetts Development Finance Agency, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2012C, 0.000%, 2/15/43 (4)	8/14 at 100.00	D	5
480	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/14 at 100.00	N/R	474,029
1,967	Total Massachusetts			918,094
	Michigan – 3.2% (2.9% of Total Investments)
	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A:
1,015	5.500%, 5/01/21	11/14 at 100.00	B–	935,800
10	5.500%, 5/01/21 – ACA Insured	5/14 at 100.00	B–	9,220
4,000	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 5.250%, 11/01/35	11/20 at 100.00	AA	4,118,640
565	Detroit, Michigan, General Obligation Bonds, Series 2003A, 5.250%, 4/01/22 – SYNCORA GTY Insured (4)	10/14 at 100.00	Caa3	410,218
750	Detroit, Michigan, General Obligation Bonds, Series 2004A-1, 5.250%, 4/01/19 – AMBAC Insured (4)	No Opt. Call	Caa3	719,468

88	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
	Garden City Hospital Finance Authority, Michigan, Revenue Bonds, Garden City Hospital Obligated Group, Series 2007A:
$1,000	4.875%, 8/15/27	8/17 at 100.00	N/R	$1,002,340
1,000	5.000%, 8/15/38	8/17 at 100.00	N/R	994,360
980	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hope Academy Project, Series 2011, 8.125%, 4/01/41	4/21 at 100.00	BB	1,067,818
1,000	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Voyageur Academy Project, Series 2011, 8.000%, 7/15/41	7/21 at 100.00	B	1,002,430
1,710	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American Montessori Academy, Series 2007, 6.500%, 12/01/37	12/17 at 100.00	N/R	1,619,353
1,000	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	11/15 at 100.00	BBB	1,012,370
1,000	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Richfield Public School Academy, Series 2007, 5.000%, 9/01/36	9/17 at 100.00	BBB–	897,000
925	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	6/17 at 100.00	N/R	902,698
1,500	Michigan State Hospital Finance Authority, Revenue Bonds, Hills and Dales General Hospital, Series 2005A, 6.750%, 11/15/38	11/15 at 102.00	N/R	1,533,690
1,000	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detroit Thermal LLC Project, Series 2013, 8.500%, 12/01/30 (Alternative Minimum Tax)	12/23 at 100.00	N/R	986,790
1,000	Michigan Strategic Fund, Solid Waste Facility Limited Obligation Revenue Bonds, Canton Renewables, LLC Sauk Trail Hills Project, Series 2014, 6.750%, 7/01/22 (Alternative Minimum Tax)	No Opt. Call	N/R	1,000,180
1,000	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	1,227,670
	Summit Academy North, Michigan, Revenue Bonds, Public School Academy Series 2005:
1,000	5.500%, 11/01/30	11/15 at 100.00	BB	899,690
500	5.500%, 11/01/35	11/15 at 100.00	BB	431,645
500	Summit Academy, Michigan, Revenue Bonds, Public School Academy Series 2005, 6.375%, 11/01/35	11/15 at 100.00	BB	487,450
21,455	Total Michigan			21,258,830
	Minnesota – 0.9% (0.8% of Total Investments)
1,000	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005B, 6.000%, 5/01/30	5/15 at 100.00	N/R	1,022,040
1,000	Saint Paul Port Authority, Minnesota, Solid Waste Disposal Revenue Bonds, Gerdau Saint Paul Steel Mill Project, Series 2012-7, 4.500%, 10/01/37 (Alternative Minimum Tax)	10/22 at 100.00	BBB–	856,250
1,100	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, HOPE Community Academy Charter School, Series 2004A, 6.750%, 12/01/33	6/14 at 102.00	N/R	1,107,326
3,000	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/35	11/15 at 100.00	BBB–	3,071,610
6,100	Total Minnesota			6,057,226
	Mississippi – 0.3% (0.2% of Total Investments)
792	Mississippi Home Corporation, Multifamily Housing Revenue Bonds, Tupelo Personal Care Apartments, Series 2004-2, 6.125%, 9/01/34 (Alternative Minimum Tax)	10/19 at 101.00	N/R	733,923
1,000	Warren County, Mississippi, Gulf Opportunity Zone Revenue Bonds, International Paper Company Project, Series 2008A, 6.500%, 9/01/32	9/18 at 100.00	BBB	1,109,470
1,792	Total Mississippi			1,843,393
	Missouri – 2.0% (1.8% of Total Investments)
1,000	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	1,072,390
2,000	Joplin Industrial Development Authority, Missouri, Tax Increment Revenue Bonds, Joplin Recovery TIF Redevelopment Project, Series 2013B, 5.875%, 4/01/36	4/23 at 100.00	N/R	2,060,480

Nuveen Investments	89

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
April 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$5,935	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Missouri-American Water Company, Series 2006, 4.600%, 12/01/36 – AMBAC Insured (Alternative Minimum Tax) (UB) (6)	12/16 at 100.00	AA+	$6,026,577
1,100	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A, 5.350%, 6/15/32	6/15 at 103.00	N/R	998,976
995	Saint Louis Land Clearance for Redevelopment Authority, Missouri, Tax-Exempt Recovery Zone Facilities Improvement, Special Revenue Bonds, Kiel Opera House Project, Series 2010B, 7.000%, 9/01/35	9/20 at 100.00	N/R	996,682
1,784	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square Redevelopment Project, Series 2008A, 6.300%, 8/22/26	8/14 at 100.00	N/R	1,640,477
732	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Grace Lofts Redevelopment Projects, Series 2007A, 6.000%, 3/27/26	9/14 at 100.00	N/R	651,744
13,546	Total Missouri			13,447,326
	Montana – 0.4% (0.4% of Total Investments)
2,700	Montana Board of Investments, Exempt Facility Revenue Bonds, Stillwater Mining Company, Series 2000, 8.000%, 7/01/20 (Alternative Minimum Tax)	7/14 at 100.00	B+	2,708,046
	Nebraska – 1.7% (1.5% of Total Investments)
1,000	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	A	1,035,080
6,485	Omaha Public Power District, Nebraska, Separate Electric System Revenue Bonds, Nebraska City 2, Tender Option Bond Trust 11673, 20.234%, 8/01/40 – AMBAC Insured (IF)	2/17 at 100.00	AA+	10,312,577
7,485	Total Nebraska			11,347,657
	Nevada – 0.9% (0.8% of Total Investments)
2,500	Clark County, Nevada, General Obligation Bank Bonds, Southern Nevada Water Authority Loan, Tender Option Bond Trust Series 2010-11836, 17.955%, 6/01/16 (IF)	No Opt. Call	Aa1	3,360,100
	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax Revenue Bonds Series 2008A:
825	6.500%, 6/15/20	6/18 at 100.00	B2	882,503
1,500	6.750%, 6/15/28	6/18 at 100.00	B2	1,543,035
4,825	Total Nevada			5,785,638
	New Jersey – 2.2% (2.0% of Total Investments)
2,100	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 5.250%, 9/15/29 (Alternative Minimum Tax)	9/22 at 101.00	B	2,130,723
1,080	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000A & 2000B, 5.625%, 11/15/30 (Alternative Minimum Tax)	3/24 at 101.00	B	1,114,441
1,000	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.875%, 6/01/42	6/20 at 100.00	Baa3	1,083,230
600	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (5)	782,958
5,200	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	5,219,552
	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008:
1,000	6.000%, 7/01/18	No Opt. Call	BBB–	1,091,810
2,000	6.625%, 7/01/38	7/18 at 100.00	BBB–	2,132,000
1,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax)	6/18 at 100.00	AA	1,064,020
13,980	Total New Jersey			14,618,734
	New Mexico – 0.8% (0.7% of Total Investments)
1,000	Jicarilla Apache Nation, New Mexico, Revenue Bonds, Series 2002A, 5.500%, 9/01/23	No Opt. Call	N/R	981,760

90	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Mexico (continued)
$1,000	Mariposa East Public Improvement District, New Mexico, General Obligation Bonds, Series 2006, 6.000%, 9/01/32 (4)	9/16 at 100.00	N/R	$819,130
1,210	Mesa Del Sol Public Improvement District 1, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2013, 7.250%, 10/01/43	10/23 at 100.00	N/R	1,255,992
470	Montecito Estates Public Improvement District, New Mexico, Special Levee Revenue Bonds, Series 2007, 7.000%, 10/01/37	10/17 at 100.00	N/R	481,238
965	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena Project, Series 2010A, 5.875%, 7/01/30	7/20 at 100.00	BBB–	1,006,678
1,020	Volterra Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2014, 6.750%, 10/01/33	No Opt. Call	N/R	1,049,121
5,665	Total New Mexico			5,593,919
	New York – 2.1% (1.8% of Total Investments)
1,000	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.375%, 7/15/43	1/20 at 100.00	BBB–	1,094,440
	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005:
1,745	7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	N/R	1,846,995
1,000	7.625%, 8/01/25 (Alternative Minimum Tax)	8/16 at 101.00	N/R	1,098,700
1,000	8.000%, 8/01/28	8/16 at 101.00	N/R	1,106,750
1,000	7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	N/R	1,101,380
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
1,500	5.750%, 10/01/37 (10)	10/17 at 100.00	N/R	584,310
5,000	5.875%, 10/01/46 (11)	10/17 at 102.00	N/R	1,947,700
1,030	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.800%, 7/01/23	7/16 at 101.00	N/R	978,016
500	New York Liberty Development Corporation, Liberty Revenue Bonds, Secured by Port Authority Consolidated Bonds, Tender Option Bonds Trust 1190, 18.111%, 12/15/41 (IF) (6)	12/21 at 100.00	AA–	621,460
1,375	New York Liberty Development Corporation, Second Priority Liberty Revenue Refunding Bonds, Bank of America Tower at One Bryant Park Project, Series 2010, 6.375%, 7/15/49	1/20 at 100.00	A–	1,499,066
	New York Liberty Development Corporation, Second Priority Liberty Revenue Refunding Bonds, Bank of America Tower at One Bryant Park Project, Tender Option Bond Trust PT4704:
250	18.500%, 1/15/44 (IF) (6)	1/20 at 100.00	AA+	300,340
625	18.500%, 1/15/44 (IF) (6)	1/20 at 100.00	AA+	750,850
530	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB	583,572
16,555	Total New York			13,513,579
	North Carolina – 2.1% (1.8% of Total Investments)
1,970	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/38 (Pre-refunded 10/01/17)	10/17 at 100.00	N/R (5)	2,262,565
940	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Tender Option Bond Trust 11963, 19.152%, 1/15/19 (IF)	No Opt. Call	AA–	1,203,125
1,000	Gaston County Industrial Facilities and Pollution Control Financing Authority, North Carolina, National Gypsum Company Project Exempt Facilities Revenue Bonds, Series 2005, 5.750%, 8/01/35 (Alternative Minimum Tax)	8/15 at 100.00	N/R	975,830
5,250	North Carolina Capital Facilities Finance Agency, Solid Waste Facilities Revenue Bonds, Liberty Tire Services of North Carolina LLC, Series 2004A, 6.750%, 7/01/29	7/16 at 100.00	N/R	5,250,788
	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A:
1,000	6.000%, 6/01/31	6/18 at 100.00	BBB	1,070,580
1,000	6.125%, 6/01/35	6/18 at 100.00	BBB	1,066,330
960	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2008, Tender Option Bonds Trust 3248, 27.443%, 10/01/21 (IF)	10/16 at 100.00	AA+	1,900,867
12,120	Total North Carolina			13,730,085

Nuveen Investments	91

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
April 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio – 3.1% (2.8% of Total Investments)
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
$2,000	5.875%, 6/01/30	6/17 at 100.00	B	$1,675,640
5,875	5.750%, 6/01/34	6/17 at 100.00	B	4,829,779
1,000	5.875%, 6/01/47	6/17 at 100.00	B	823,880
2,455	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B	2,114,663
2,050	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Bond Fund Program – Garfield Heights Project, Series 2004D, 5.250%, 5/15/23	5/14 at 102.00	BBB+	1,997,746
2,000	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB–	2,095,980
1,270	Medina County Port Authority, Ohio, Development Revenue Bond, Fiber Network Project, Series 2010B, 6.000%, 12/01/30	12/20 at 100.00	A+	1,397,610
1,250	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3551, 20.275%, 1/01/17 (IF)	No Opt. Call	Aa2	1,884,700
500	Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company, Series 2005, 5.750%, 4/01/35 (Alternative Minimum Tax)	4/15 at 100.00	BBB–	507,615
3,000	State of Ohio, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1997 Remarketed, 5.600%, 8/01/32 (Alternative Minimum Tax)	8/14 at 100.00	B–	3,003,930
6,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.350%, 7/01/27 (Alternative Minimum Tax) (4)	7/17 at 102.00	N/R	197,400
27,400	Total Ohio			20,528,943
	Oklahoma – 1.3% (1.2% of Total Investments)
2,000	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	2,203,600
940	Okeene Municipal Hospital and Schallmo Authority, Oklahoma, Revenue Bonds, Series 2006, 7.000%, 1/01/35	1/16 at 101.00	N/R	955,162
4,000	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Series 1995, 6.250%, 6/01/20	6/14 at 100.00	N/R	4,013,360
1,500	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2004A, 7.750%, 6/01/35 (Mandatory put 12/01/14)	No Opt. Call	N/R	1,545,660
8,440	Total Oklahoma			8,717,782
	Pennsylvania – 2.4% (2.1% of Total Investments)
500	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009, 6.750%, 11/01/24	11/19 at 100.00	BB–	539,650
905	Berks County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, One Douglassville Properties Project, Series 2007A, 6.125%, 11/01/34 (Alternative Minimum Tax)	11/17 at 101.00	N/R	865,868
2,000	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Immaculata University, Series 2005, 5.750%, 10/15/37	10/15 at 102.00	N/R	1,930,120
1,410	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2007A, 6.375%, 12/15/37	12/17 at 100.00	BBB–	1,449,240
185	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 62B, 19.309%, 8/01/38 (IF) (6)	8/20 at 100.00	AA	255,959
4,115	Pennsylvania Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)	6/14 at 100.00	B–	4,120,391
1,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Tender Option Bond Trust 4657, 16.451%, 10/01/29 (IF) (6)	4/19 at 100.00	AA+	1,146,680
2,500	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Nueva Esperanza, Inc. – Esperanza Academy Charter School, Series 2013, 8.000%, 1/01/33	1/23 at 100.00	N/R	2,603,075
395	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	411,381
500	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/36	No Opt. Call	BB+	494,030

92	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$1,000	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012B, 6.250%, 7/01/23	No Opt. Call	BB+	$1,034,360
925	Scranton, Pennsylvania, General Obligation Bonds, Series 2012A, 8.500%, 9/01/22	No Opt. Call	N/R	899,248
15,435	Total Pennsylvania			15,750,002
	Rhode Island – 0.6% (0.6% of Total Investments)
1,000	Rhode Island Health & Educational Building Corporation, Health Facilities Revenue Bonds, Tockwotton Home, Series 2011, 8.375%, 1/01/46	1/21 at 100.00	N/R	1,132,360
1,000	Rhode Island Student Loan Authority, Student Loan Program Revenue Bonds, Series 2008A, 6.750%, 12/01/28 (Alternative Minimum Tax)	12/17 at 100.00	A	1,085,760
2,035	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.250%, 6/01/42	6/14 at 100.00	BBB–	2,034,878
4,035	Total Rhode Island			4,252,998
	South Carolina – 0.9% (0.8% of Total Investments)
4,000	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007A, 7.750%, 11/01/39 (4)	11/17 at 100.00	N/R	1,987,800
3,477	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007B, 7.700%, 11/01/17 (4)	No Opt. Call	N/R	1,726,852
1,000	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Midland Valley Preparatory School Project, Series 2014, 7.750%, 11/15/45	11/24 at 100.00	N/R	1,002,080
1,250	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2011A, 6.500%, 8/01/39 – AGM Insured	8/21 at 100.00	AA	1,428,888
9,727	Total South Carolina			6,145,620
	Tennessee – 1.7% (1.5% of Total Investments)
3,000	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Refunding Series 2010A, 6.500%, 7/01/38	7/20 at 100.00	BBB+	3,399,240
6,024	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	BBB	6,781,578
965	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place, Series 2007A, 6.300%, 7/01/37	7/17 at 100.00	N/R	725,699
9,989	Total Tennessee			10,906,517
	Texas – 8.1% (7.2% of Total Investments)
2,000	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Second Tier Series 2006B, 5.750%, 1/01/34	1/17 at 100.00	BB	2,016,760
1,565	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Third Tier Series 2001C, 9.750%, 1/01/26	7/14 at 100.00	N/R	1,570,509
4,005	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001D, 8.250%, 5/01/33 (Alternative Minimum Tax) (4)	7/18 at 100.00	CCC	110,138
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011:
1,000	6.750%, 1/01/41	1/21 at 100.00	Baa3	1,133,240
250	6.000%, 1/01/41	1/21 at 100.00	Baa2	276,550
	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc.-Raul Yzaguirre School for Success, Refunding Series 2009A:
2,100	8.750%, 2/15/28	2/18 at 100.00	B+	2,119,824
2,000	9.000%, 2/15/38	2/18 at 100.00	B+	2,028,360
1,700	Dallas-Fort. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 2000-A2, 9.000%, 5/01/29 (Alternative Minimum Tax) (7)	No Opt. Call	N/R	–
10	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 1999, 6.375%, 5/01/35 (Alternative Minimum Tax) (7)	No Opt. Call	N/R	–
1,285	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 2000A-3, 9.125%, 5/01/99 (Alternative Minimum Tax) (7)	No Opt. Call	N/R	–

Nuveen Investments	93

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
April 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$2,910	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38	2/18 at 100.00	BB+	$2,945,589
	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2004A:
1,840	7.000%, 9/01/25	9/14 at 100.00	N/R	1,859,081
6,600	7.125%, 9/01/34	9/14 at 100.00	N/R	6,659,334
	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2013A:
450	6.625%, 9/01/31	9/23 at 100.00	N/R	478,764
1,000	6.375%, 9/01/42	9/23 at 100.00	N/R	1,022,260
585	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)	10/14 at 100.00	BB+	585,737
2,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Senior Lien Series 2001G, 5.250%, 11/15/30 – NPFG Insured	5/14 at 100.00	AA–	2,000,560
960	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy, Series 2006A, 6.000%, 2/15/36	8/16 at 100.00	N/R	883,440
950	Hidalgo Willacy Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, Heritage Square Apartments Project, Series 2003A, 7.000%, 1/01/39	1/16 at 100.00	N/R	964,991
	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Air Lines Inc., Series 2001E:
600	7.375%, 7/01/22 (Alternative Minimum Tax)	7/14 at 100.00	B	600,174
1,365	6.750%, 7/01/29 (Alternative Minimum Tax)	7/14 at 100.00	B	1,365,464
1,990	Jefferson County Industrial Development Corporation, Texas, Hurricane Ike Disaster Area Revenue Bonds, Port of Beaumont Petroleum Transload Terminal, LLC Project, Series 2012, 8.250%, 7/01/32	7/22 at 100.00	N/R	2,084,545
980	La Vernia Education Financing Corporation, Texas, Charter School Revenue Bonds, Riverwalk Education Foundation, Series 2007A, 5.450%, 8/15/36	8/14 at 100.00	N/R	970,210
1,330	La Vernia Higher Education Financing Corporation, Texas, Education Revenue Bonds, Amigos Por Vida Friends For Life Public Charter School, Series 2008, 6.375%, 2/15/37	2/16 at 100.00	N/R	1,330,067
335	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/38	1/18 at 100.00	A3	365,006
2,250	North Texas Tollway Authority, Special Projects System Revenue Bonds, Tender Option Bond Trust 11946, 19.800%, 3/01/19 (IF)	No Opt. Call	AA+	3,402,180
2,000	Sabine River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC Project, Series 2003B, 6.150%, 8/01/22 (4)	8/14 at 100.00	C	55,000
5,000	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012, 5.000%, 12/15/31	No Opt. Call	A3	5,166,000
2,810	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	3,215,033
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
1,000	7.000%, 6/30/34	6/20 at 100.00	Baa3	1,163,040
4,500	7.000%, 6/30/40	6/20 at 100.00	Baa3	5,230,980
920	Texas Public Finance Authority Charter School Finance Corporation, Charter School Revenue Bonds, School of Excellence Education Project, Series 2004A, 7.000%, 12/01/34	12/14 at 100.00	BB+	921,279
550	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.000%, 11/01/30	11/20 at 100.00	BB+	615,764
340	Trinity River Authority of Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003, 6.250%, 5/01/28 (Alternative Minimum Tax) (4)	5/14 at 100.00	C	9,350
59,180	Total Texas			53,149,229

94	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utah – 1.9% (1.7% of Total Investments)
	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Noah Webster Academy, Series 2008A:
$1,390	6.250%, 6/15/28	6/17 at 100.00	N/R	$1,390,264
1,430	6.500%, 6/15/38	6/17 at 100.00	N/R	1,430,257
1,690	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 6.375%, 7/15/40	7/20 at 100.00	BBB–	1,759,053
1,980	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Summit Academy High School, Series 2011A, 8.125%, 5/15/31	5/21 at 100.00	N/R	2,141,429
5,550	Utah State Charter School Finance Authority, Revenue Bonds, Summit Academy Project, Series 2007A, 5.800%, 6/15/38	12/17 at 100.00	BBB–	5,610,884
12,040	Total Utah			12,331,887
	Vermont – 0.2% (0.2% of Total Investments)
1,155	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, Vermont Law School Project, Series 2011A, 6.250%, 1/01/41	1/21 at 100.00	Ba1	1,201,408
	Virgin Islands – 0.1% (0.1% of Total Investments)
420	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	462,269
	Virginia – 0.4% (0.4% of Total Investments)
826	Celebrate Virginia North Community Development Authority, Special Assessment Revenue Bonds, Series 2003B, 6.250%, 3/01/18 (12)	3/15 at 101.00	N/R	532,820
1,000	Giles County Industrial Development Authority, Virginia, Exempt Facility Revenue Bonds, Hoechst Celanese Project, Series 1996, 6.450%, 5/01/26	5/14 at 100.00	BB–	1,004,510
1,000	Virginia Small Business Financing Authority, Revenue Bonds Hampton Roads Proton Beam Therapy Institute at Hampton University, LLC Project, Series 2009, 9.000%, 7/01/39 (Pre-refunded 7/01/14)	7/14 at 102.00	N/R (5)	1,034,570
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
100	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	108,798
130	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	135,858
3,056	Total Virginia			2,816,556
	Washington – 2.7% (2.4% of Total Investments)
500	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 11-14W-B, 19.502%, 6/01/39 (IF) (6)	6/19 at 100.00	AA	661,120
2,415	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2009-14A&B, 19.592%, 6/01/34 (IF) (6)	6/19 at 100.00	AA	3,291,259
3,600	Kalispel Indian Tribe, Washington, Priority Distribution Bonds, Series 2008, 6.750%, 1/01/38	1/18 at 100.00	N/R	3,351,276
410	Tacoma Consolidated Local Improvement District 65, Washington, Special Assessment Bonds, Series 2013, 5.750%, 4/01/43	10/14 at 100.00	N/R	410,480
9,000	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32	12/17 at 100.00	N/R	9,232,200
15	Washington State Health Care Facilities Authority, Revenue Bonds, Virginia Mason Medical Center, Series 2007B, 5.750%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB	15,530
1,000	Washington State Housing Finance Commission, Non-Profit Housing Revenue Bonds, Mirabella Project, Series 2012A, 6.750%, 10/01/47	No Opt. Call	N/R	1,005,060
16,940	Total Washington			17,966,925
	West Virginia – 0.4% (0.4% of Total Investments)
1,500	Berkeley, Hardy and Jefferson Counties, West Virginia, as Joint Issuers, Commercial Development Revenue Bonds, Scattered Site Housing Projects, Series 2010, 5.750%, 12/01/44	No Opt. Call	N/R	1,464,075
900	Ohio County Commission, West Virginia, Special District Excise Tax Revenue Bonds, Fort Henry Economic Development, Series 2006B, 5.625%, 3/01/36	3/16 at 100.00	BBB	919,584
Nuveen Investments	95

NMZ	Nuveen Municipal High Income Opportunity Fund
Portfolio of Investments (continued)
April 30, 2014 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	West Virginia (continued)
$500	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Centre Financing District, Series 2007A, 5.850%, 6/01/34	6/17 at 100.00	N/R	$514,030
2,900	Total West Virginia			2,897,689
	Wisconsin – 3.2% (2.9% of Total Investments)
30	Green Bay Redevelopment Authority, Wisconsin, Industrial Development Revenue Bonds, Fort James Project, Series 1999, 5.600%, 5/01/19 (Alternative Minimum Tax)	No Opt. Call	N/R	32,969
550	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2003A, 7.750%, 6/01/16 (Pre-refunded 12/01/14)	12/14 at 101.00	N/R (5)	579,937
2,000	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2006, 7.000%, 12/01/26	12/18 at 102.00	N/R	1,957,380
1,650	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Thomas Jefferson Classical Academy of Mooresboro, North Carolina, Series 2011, 7.125%, 7/01/42	7/19 at 100.00	BBB–	1,754,016
830	Public Finance Authority of Wisconsin, Educational Facility Revenue Bonds, Cottonwood Classical Preparatory School in Albuquerque, New Mexico, Series 2012A, 6.250%, 12/01/42	No Opt. Call	N/R	784,674
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc. Obligated Group, Tender Option Bond Trust 3592, 18.975%, 4/01/17 (IF) (6)	No Opt. Call	AA–	1,258,800
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A:
5,995	5.250%, 8/15/26 (UB)	8/16 at 100.00	A–	6,407,756
4,500	5.250%, 8/15/34 (UB)	8/16 at 100.00	A–	4,589,100
1,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006A, Trust 2187, 16.820%, 8/15/34 (IF)	8/16 at 100.00	A–	1,618,800
2,000	Wisconsin Public Finance Authority, Revenue Bonds, SearStone Retirement Community of Cary North Carolina, Series 2012A, 8.625%, 6/01/47	6/22 at 100.00	N/R	2,354,780
20,055	Total Wisconsin			21,338,212
$758,151	Total Municipal Bonds (cost $689,106,531)			731,001,475

Shares	Description (1)			Value
	COMMON STOCKS – 1.2% (1.1% of Total Investments)
	Airlines – 1.2% (1.1% of Total Investments)
227,514	American Airlines Group Inc. (13)			$7,978,916
	Total Common Stocks (cost $6,316,969)			7,978,916

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$26	Las Vegas Monorail Company, Senior Interest Bonds (7), (14)	5.500%	7/15/19	N/R	$4,683
7	Las Vegas Monorail Company, Senior Interest Bonds (7), (14)	3.000%	7/15/55	N/R	964
$33	Total Corporate Bonds (cost $1,986)				5,647
	Total Long-Term Investments (cost $695,425,486)				738,986,038
	Floating Rate Obligations – (2.0)%				(13,280,000)
	Variable Rate MuniFund Term Preferred Shares, at Liquidation Value – (13.2)% (15)				(87,000,000)
	Other Assets Less Liabilities – 2.9% (16)				19,171,278
	Net Assets Applicable to Common Shares – 100%				$657,877,316

96	Nuveen Investments

Investments in Derivatives as of April 30, 2014
Interest Rate Swaps outstanding:

		Fund			Fixed Rate			Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate	Payment	Effective	Termination	Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized)	Frequency	Date (17)	Date	(Depreciation) (16)
Barclays Bank PLC	$5,000,000	Receive	3-Month USD-LIBOR	2.755%	Semi-Annually	5/30/14	5/30/34	$453,902

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor‘s”), Moody’s Investors Service, Inc. (“Moody‘s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)
Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)
On June 1, 2013, the Fund's Adviser determined it was unlikely that this borrower would fulfill its entire obligation on the security, and therefore reduced the security's interest rate of accrual from 7.250% to 1.813%.

(9)
On September 1, 2013, the Fund's Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security's interest rate of accrual from 6.500% to 5.200%.

(10)
On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.750% to 2.300%.

(11)
On April 1, 2013, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.875% to 2.350%.

(12)
On September 1, 2013, the Fund's Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security's interest rate of accrual from 6.250% to 4.688%.

(13)
On November 28, 2011, AMR Corp. (“AMR”), the parent company of American Airlines Group, Inc. (“AAL”) filed for federal bankruptcy protection. On December 9, 2013, AMR emerged from federal bankruptcy with the acceptance of its reorganization plan by the bankruptcy court. Under the settlement agreement established to meet AMR’s unsecured bond obligations, the bondholders, including the Fund, received a distribution of AAL preferred stock which was converted to AAL common stock over a 120-day period. Every 30 days, a quarter of the preferred stock was converted to AAL common stock based on the 5-day volume-weighted average price and the amount of preferred shares tendered during the optional preferred conversion period.

(14)
During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund’s custodian is not accruing income on the Fund’s records for either senior interest corporate bond.

(15)	Variable Rate MuniFund Preferred Shares, at Liquidation Value as a percentage of Total Investments is 11.8%.
(16)	Other Assets Less Liabilities includes the Unrealized Appreciation (Depreciation) of derivative instruments as listed within Investments in Derivatives as of the end of the reporting period.
(17)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each contract.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.

USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

Nuveen Investments	97

Statement of
Assets and Liabilities
April 30, 2014 (Unaudited)

	Investment		Select		Quality		Premier		High Income
	Quality		Quality		Income		Income		Opportunity
	(NQM	)	(NQS	)	(NQU	)	(NPF	)	(NMZ	)
Assets
Long-term investments, at value (cost $782,807,252, $764,102,572, $1,228,135,752, $423,216,085 and $695,425,486, respectively)	$840,860,456		$802,607,196		$1,291,415,726		$447,748,738		$738,986,038
Cash	137,992		704,876		—		3,673,013		214,769
Unrealized appreciation on interest rate swaps	—		—		—		—		453,902
Receivable for:
Interest	12,138,732		11,140,765		17,106,305		6,316,573		17,204,682
Investments sold	6,066,348		4,420,000		10,000		3,000,000		9,321,113
Deferred offering costs	1,275,958		1,467,141		1,009,819		718,199		153,843
Other assets	290,947		310,736		593,287		159,133		57,505
Total assets	860,770,433		820,650,714		1,310,135,137		461,615,656		766,391,852
Liabilities
Cash overdraft	—		—		3,502,521		—		—
Floating rate obligations	62,342,000		15,480,000		55,015,000		35,415,000		13,280,000
Payable for:
Common share dividends	2,608,728		2,159,557		3,449,392		1,310,554		3,706,897
Investments purchased	—		3,073,660		2,120,986		2,196,620		3,717,566
Offering costs	22,532		31,858		260,581		—		—
Variable Rate MuniFund Term Preferred (“VMTP”) Shares, at liquidation value	—		—		—		—		87,000,000
Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value	236,800,000		267,500,000		428,400,000		127,700,000		—
Accrued expenses:
Directors/Trustees fees	99,921		95,474		151,553		54,078		48,050
Management fees	432,551		404,986		628,431		229,522		526,430
Other	60,629		170,104		268,220		95,550		235,593
Total liabilities	302,366,361		288,915,639		493,796,684		167,001,324		108,514,536
Net assets applicable to common shares	$558,404,072		$531,735,075		$816,338,453		$294,614,332		$657,877,316
Common shares outstanding	35,976,272		35,222,129		54,379,091		19,888,518		50,054,086
Net asset value (“NAV”) per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$15.52		$15.10		$15.01		$14.81		$13.14
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$359,763		$352,221		$543,791		$198,885		$500,541
Paid-in surplus	501,802,855		492,371,435		757,429,440		276,657,575		695,863,297
Undistributed (Over-distribution of) net investment income	5,620,850		2,992,648		8,160,377		3,108,054		5,840,160
Accumulated net realized gain (loss)	(7,432,600)		(2,485,853)		(13,075,129)		(9,882,835)		(88,341,136)
Net unrealized appreciation (depreciation)	58,053,204		38,504,624		63,279,974		24,532,653		44,014,454
Net assets applicable to common shares	$558,404,072		$531,735,075		$816,338,453		$294,614,332		$657,877,316
Authorized shares:
Common	200,000,000		200,000,000		200,000,000		200,000,000		Unlimited
Preferred	1,000,000		1,000,000		1,000,000		1,000,000		Unlimited

See accompanying notes to financial statements.

98	Nuveen Investments

Statement of
Operations
Six Months Ended April 30, 2014 (Unaudited)

	Investment	Select		Quality		Premier		High Income
	Quality	Quality		Income		Income		Opportunity
	(NQM )	(NQS	)	(NQU	)	(NPF	)	(NMZ	)
Investment Income	$21,546,540	$19,025,839		$30,128,870		$11,046,323		$27,460,178
Expenses
Management fees	2,576,093	2,393,436		3,712,566		1,358,410		3,073,791
Shareholder servicing agent fees and expenses	17,309	15,674		25,698		9,635		14,100
Interest expense and amortization of offering costs	343,440	274,966		452,221		198,393		605,218
Liquidity fees	1,091,343	1,232,831		2,522,809		588,532		—
Remarketing fees	119,058	134,494		215,390		64,204		—
Custodian fees and expenses	63,619	60,529		88,899		36,769		75,865
Directors/Trustees fees and expenses	10,888	10,885		16,962		5,756		10,089
Professional fees	29,565	32,182		48,890		23,630		72,728
Shareholder reporting expenses	30,657	31,615		51,192		19,759		88,649
Stock exchange listing fees	5,871	6,223		8,780		4,337		2,373
Investor relations expenses	43,626	43,954		69,532		23,690		41,836
Other expenses	210,797	64,836		48,762		32,565		117,471
Total expenses before expense reimbursement	4,542,266	4,301,625		7,261,701		2,365,680		4,102,120
Expense reimbursement	(86,903)	—		—		—		—
Net expenses	4,455,363	4,301,625		7,261,701		2,365,680		4,102,120
Net investment income (loss)	17,091,177	14,724,214		22,867,169		8,680,643		23,358,058
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(1,095,905)	(1,341,025)		(1,445,302)		(19,711)		7,147,594
Change in net unrealized appreciation (depreciation) of:
Investments	25,544,736	32,050,715		45,861,757		16,414,406		31,684,618
Swaps	—	—		—		—		(157,413)
Net realized and unrealized gain (loss)	24,448,831	30,709,690		44,416,455		16,394,695		38,674,799
Net increase (decrease) in net assets applicable to common shares from operations	$41,540,008	$45,433,904		$67,283,624		$25,075,338		$62,032,857

See accompanying notes to financial statements.

Nuveen Investments	99

Statement of
Changes in Net Assets (Unaudited)

	Investment Quality (NQM)		Select Quality (NQS)		Quality Income (NQU)
	Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	4/30/14	10/31/13	4/30/14	10/31/13	4/30/14	10/31/13
Operations
Net investment income (loss)	$17,091,177	$33,244,284	$14,724,214	$26,972,153	$22,867,169	$42,917,221
Net realized gain (loss) from:
Investments	(1,095,905)	(435,050)	(1,341,025)	(1,093,777)	(1,445,302)	(913,331)
Swaps	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	25,544,736	(60,945,381)	32,050,715	(56,946,979)	45,861,757	(101,762,291)
Swaps	—	—	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from operations	41,540,008	(28,136,147)	45,433,904	(31,068,603)	67,283,624	(59,758,401)
Distributions to Common Shareholders
From net investment income	(17,488,066)	(34,760,258)	(13,958,533)	(28,688,782)	(22,088,789)	(44,242,831)
From accumulated net realized gains	—	—	—	(1,443,689)	(1,446,484)	(1,479,111)
Decrease in net assets applicable to common shares from distributions to common shareholders	(17,488,066)	(34,760,258)	(13,958,533)	(30,132,471)	(23,535,273)	(45,721,942)
Capital Share Transactions
Common shares:
Issued in the reorganization	—	—	—	—	—	—
Proceeds from shelf offering, net of offering costs	—	—	—	3,504,649	—	—
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	564,767	—	310,568	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	564,767	—	3,815,217	—	—
Net increase (decrease) in net assets applicable to common shares	24,051,942	(62,331,638)	31,475,371	(57,385,857)	43,748,351	(105,480,343)
Net assets applicable to common shares at the beginning of period	534,352,130	596,683,768	500,259,704	557,645,561	772,590,102	878,070,445
Net assets applicable to common shares at the end of period	$558,404,072	$534,352,130	$531,735,075	$500,259,704	$816,338,453	$772,590,102
Undistributed (Over-distribution of) net investment income at the end of period	$5,620,850	$6,017,739	$2,992,648	$2,226,967	$8,160,377	$7,381,997

See accompanying notes to financial statements.

100	Nuveen Investments

	Premier Income (NPF)		High Income Opportunity (NMZ)
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	4/30/14	10/31/13	4/30/14	10/31/13
Operations
Net investment income (loss)	$8,680,643	$16,378,296	$23,358,058	$34,836,856
Net realized gain (loss) from:
Investments	(19,711)	189,898	7,147,594	(4,269,673)
Swaps	—	—	—	(803,503)
Change in net unrealized appreciation (depreciation) of:
Investments	16,414,406	(33,001,889)	31,684,618	(37,749,565)
Swaps	—	—	(157,413)	1,483,612
Net increase (decrease) in net assets applicable to common shares from operations	25,075,338	(16,433,695)	62,032,857	(6,502,273)
Distributions to Common Shareholders
From net investment income	(8,530,186)	(16,775,965)	(22,769,847)	(31,185,083)
From accumulated net realized gains	—	—	—	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(8,530,186)	(16,775,965)	(22,769,847)	(31,185,083)
Capital Share Transactions
Common shares:
Issued in the reorganization	—	—	—	229,056,411
Proceeds from shelf offering, net of offering costs	—	—	134,241	24,015,702
Net proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	86,192	436,169
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	—	220,433	253,508,282
Net increase (decrease) in net assets applicable to common shares	16,545,152	(33,209,660)	39,483,443	215,820,926
Net assets applicable to common shares at the beginning of period	278,069,180	311,278,840	618,393,873	402,572,947
Net assets applicable to common shares at the end of period	$294,614,332	$278,069,180	$657,877,316	$618,393,873
Undistributed (Over-distribution of) net investment income at the end of period	$3,108,054	$2,957,597	$5,840,160	$5,251,949

See accompanying notes to financial statements.

Nuveen Investments	101

Statement of
Cash Flows
Six Months Ended April 30, 2014 (Unaudited)

	Investment	Select	Quality
	Quality	Quality	Income
	(NQM )	(NQS )	(NQU )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$41,540,008	$45,433,904	$67,283,624
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(30,025,401)	(47,078,234)	(83,300,304)
Proceeds from sales and maturities of investments	37,073,650	45,774,535	81,975,561
Amortization (Accretion) of premiums and discounts, net	(1,031,489)	(1,422,768)	(3,136,180)
(Increase) Decrease in:
Receivable for interest	144,559	70,083	94,931
Receivable for investments sold	2,162,106	1,560,000	19,907,047
Other assets	(2,872)	(4,115)	(18,416)
Increase (Decrease) in:
Payable for investments purchased	(4,182,655)	(1,056,304)	(8,012,739)
Accrued Directors/Trustees fees	(5,973)	(5,141)	(8,480)
Accrued management fees	(6,120)	811	1,203
Accrued reorganization expenses	—	—	—
Accrued other expenses	(8,120)	15,186	37,382
Net realized (gain) loss from investments	1,095,905	1,341,025	1,445,302
Change in net unrealized (appreciation) depreciation of:
Investments	(25,544,736)	(32,050,715)	(45,861,757)
Swaps	—	—	—
Net cash provided by (used in) operating activities	21,208,862	12,578,267	30,407,174
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	188,416	26,924	18,821
Increase (Decrease) in:
Cash overdraft	—	—	(7,046,183)
Floating rate obligations	(3,750,000)	—	—
Payable for offering costs	(32,764)	(32,412)	(5,297)
Accrued shelf offering costs	—	—	—
Cash distributions paid to common shareholders	(17,489,899)	(13,901,898)	(23,374,515)
Proceeds from shelf offering, net of offering costs	—	—	—
Net cash provided by (used in) financing activities	(21,084,247)	(13,907,386)	(30,407,174)
Net Increase (Decrease) in Cash	124,615	(1,329,119)	—
Cash at the beginning of period	13,377	2,033,995	—
Cash at the end of period	$137,992	$704,876	$—

Supplemental Disclosure of Cash Flow Information
	Investment	Select	Quality
	Quality	Quality	Income
	(NQM )	(NQS )	(NQU )
Cash paid for interest (excluding amortization of offering costs)	$320,024	$248,042	$433,401
Non-cash financing activities not included herein consists of reinvestments of common share distributions	—	—	—

See accompanying notes to financial statements.

102	Nuveen Investments

	Premier	High Income
	Income	Opportunity
	(NPF )	(NMZ )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$25,075,338	$62,032,857
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(24,858,945)	(45,208,021)
Proceeds from sales and maturities of investments	36,121,521	54,526,040
Amortization (Accretion) of premiums and discounts, net	(1,759,032)	195,123
(Increase) Decrease in:
Receivable for interest	259,658	834,528
Receivable for investments sold	1,105,000	(2,073,271)
Other assets	1	5,940
Increase (Decrease) in:
Payable for investments purchased	(3,547,403)	(9,883,256)
Accrued Directors/Trustees fees	(3,144)	(1,309)
Accrued management fees	(264)	12,912
Accrued reorganization expenses	—	(206,602)
Accrued other expenses	25,187	103,958
Net realized (gain) loss from investments	19,711	(7,147,594)
Change in net unrealized (appreciation) depreciation of:
Investments	(16,414,406)	(31,684,618)
Swaps	—	157,413
Net cash provided by (used in) operating activities	16,023,222	21,664,100
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	13,084	126,643
Increase (Decrease) in:
Cash overdraft	—	—
Floating rate obligations	(5,495,000)	—
Payable for offering costs	—	—
Accrued shelf offering costs	—	(67,248)
Cash distributions paid to common shareholders	(8,499,687)	(22,537,545)
Proceeds from shelf offering, net of offering costs	—	134,241
Net cash provided by (used in) financing activities	(13,981,603)	(22,343,909)
Net Increase (Decrease) in Cash	2,041,619	(679,809)
Cash at the beginning of period	1,631,394	894,578
Cash at the end of period	$3,673,013	$214,769

Supplemental Disclosure of Cash Flow Information
	Premier	High Income
	Income	Opportunity
	(NPF )	(NMZ )
Cash paid for interest (excluding amortization of offering costs)	$185,214	$559,646
Non-cash financing activities not included herein consists of reinvestments of common share distributions	—	86,192

See accompanying notes to financial statements.

Nuveen Investments	103

Financial
Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders	(a)	Total	From Net Investment Income to Common Shareholders	From Accumulated Net Realized Gains to Common Shareholders	Total	Premium from Common Shares Sold through Shelf Offering	Shelf Offering Costs		Ending Common Share NAV	Ending Market Value
Investment Quality (NQM)
Year Ended 10/31:
2014(g)	$14.85	$.48	$.68	$—	$—		$1.16	$(.49)	$—	$(.49)	$—	$—		$15.52	$14.56
2013	16.60	.92	(1.70)	—	—		(.78)	(.97)	—	(.97)	—	—		14.85	13.69
2012	14.93	.93	1.75	—	—		2.68	(1.01)	—	(1.01)	—	—		16.60	16.64
2011	15.13	1.00	(.22)	(.01)	—		.77	(.97)	—	(.97)	—	—		14.93	14.57
2010	14.26	1.04	.76	(.02)	—		1.78	(.91)	—	(.91)	—	—		15.13	14.95
2009	12.18	1.02	1.91	(.04)	(.01)		2.88	(.77)	(.03)	(.80)	—	—		14.26	13.13

Select Quality (NQS)
Year Ended 10/31:
2014(g)	14.20	.42	.88	—	—		1.30	(.40)	—	(.40)	—	—		15.10	13.54
2013	15.94	.77	(1.66)	—	—		(.89)	(.82)	(.04)	(.86)	.01	—	*	14.20	12.61
2012	14.31	.87	1.83	—	—		2.70	(1.00)	(.08)	(1.08)	.01	—	*	15.94	16.40
2011	14.82	1.03	(.40)	(.02)	—	*	.61	(1.04)	(.08)	(1.12)	—	—		14.31	14.62
2010	14.14	1.12	.61	(.03)	—	*	1.70	(1.00)	(.02)	(1.02)	—	—		14.82	15.35
2009	12.01	1.12	1.92	(.06)	—		2.98	(.85)	—	(.85)	—	—		14.14	13.77

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

*	Rounds to less than $.01 per share.

104	Nuveen Investments

		Ratios/Supplemental Data
Total Returns				Ratios to Average Net Assets Applicable to Common Shares(c)
		Ending
Based		Net
on	Based	Assets
Common	on	Applicable				Net		Portfolio
Share	Market	to Common				Investment		Turnover
NAV (b)	Value (b)	Shares	(000)	Expenses	(e)	Income (Loss	)	Rate	(f)

7.93%	10.10%	$558,404		1.67	%**(d)	6.40	%**(d)	4%
(4.91)	(12.30)	534,352		1.64		5.81		14
18.37	21.61	596,684		1.66		5.84		7
5.58	4.45	535,519		1.50		7.03		12
12.85	21.33	542,582		1.24		7.08		14
24.35	31.77	510,910		1.34		7.66		8

9.28	10.68	531,735		1.71	**	5.86	**	6
(5.79)	(18.37)	500,260		1.76		5.01		26
19.50	20.32	557,646		1.79		5.71		24
4.82	3.35	491,453		1.53		7.61		13
12.38	19.50	506,237		1.16		7.77		20
25.67	34.19	481,233		1.29		8.66		8

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares (“ARPS”) and/or VRDP Shares, where applicable.

(d)
The expenses and net investment income (loss) ratios to average net assets applicable to common shares do not reflect the voluntary expense reimbursement from Adviser as described in Note 1 – General Information and Significant Accounting Policies, Common Shares Equity Shelf Program and Offering Costs.  The expenses and net investment income (loss) ratios to average net assets applicable to common shares including this expense reimbursement from Adviser are as follows:

			Net Investment
Investment Quality (NQM)	Expenses		Income (Loss	)
Year Ended 10/31:
2014(g)	1.65%	**	6.42%	**

(e)	The expense ratios reflect, among other things, all interest expense and other costs related to VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

Investment Quality (NQM)
Year Ended 10/31:
2014(g)	.58	%**
2013	.64
2012	.65
2011	.40
2010	.12
2009	.17

Select Quality (NQS)
Year Ended 10/31:
2014(g)	.65	%**
2013	.72
2012	.76
2011	.42
2010	.03
2009	.04

(f)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(g)	For the six months ended April 30, 2014.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	105

Financial Highlights (Unaudited) (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders	(a)	Total	From Net Investment Income to Common Shareholders	From Accumulated Net Realized Gains to Common Shareholders	Total	Discount from Common Shares Repurchased and Retired		Ending Common Share NAV	Ending Market Value
Quality Income (NQU)
Year Ended 10/31:
2014(f)	$14.21	$.42	$.82	$—	$—		$1.24	$(.41)	$(.03)	$(.44)	$—		$15.01	$13.75
2013	16.15	.79	(1.89)	—	—		(1.10)	(.81)	(.03)	(.84)	—		14.21	12.64
2012	14.37	.86	1.89	—	—		2.75	(.94)	(.03)	(.97)	—		16.15	15.81
2011	14.83	.93	(.43)	(.01)	—		.49	(.95)	—	(.95)	—		14.37	13.90
2010	14.29	1.04	.45	(.03)	—		1.46	(.92)	—	(.92)	—		14.83	14.79
2009	12.68	1.05	1.42	(.06)	—		2.41	(.80)	—	(.80)	—		14.29	13.26

Premier Income (NPF)
Year Ended 10/31:
2014(f)	13.98	.44	.82	—	—		1.26	(.43)	—	(.43)	—		14.81	13.53
2013	15.65	.82	(1.65)	—	—		(.83)	(.84)	—	(.84)	—		13.98	12.54
2012	14.45	.83	1.29	—	—		2.12	(.92)	—	(.92)	—		15.65	15.46
2011	14.70	.94	(.29)	(.01)	—		.64	(.89)	—	(.89)	—		14.45	13.91
2010	13.86	.98	.74	(.03)	—		1.69	(.85)	—	(.85)	—		14.70	14.36
2009	11.68	.96	2.00	(.05)	—		2.91	(.73)	—	(.73)	—	*	13.86	12.40

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

*	Rounds to less than $.01 per share.

106	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares(c)

		Ending
Based		Net
on	Based	Assets
Common	on	Applicable			Net		Portfolio
Share	Market	to Common			Investment		Turnover
NAV (b)	Value (b)	Shares (000)	Expenses	(d)	Income (Loss	)	Rate	(e)

8.85%	12.47%	$816,338	1.88	%**	5.92	%**	7%
(7.07)	(15.18)	772,590	1.81		5.11		29
19.63	21.16	878,070	1.82		5.58		17
3.79	.79	781,061	1.92		6.80		16
10.56	18.94	804,985	1.18		7.16		17
19.58	21.10	774,982	1.28		7.80		8

9.16	11.51	294,614	1.69	**	6.21	**	6
(5.48)	(13.84)	278,069	1.74		5.49		14
14.98	18.11	311,279	1.80		5.42		18
4.65	3.59	287,473	1.55		6.74		10
12.65	23.21	292,427	1.29		6.80		4
25.53	31.11	275,671	1.43		7.47		7

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or VRDP Shares, where applicable.

(d)
The expense ratios reflect, among other things, all interest expense and other costs related to VRDP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Note 1 – General Information and Significant Accounting Policies, Variable Rate Demand Preferred Shares and Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities, respectively, as follows:

Quality Income (NQU)
Year Ended 10/31:
2014(f)	.83	%**
2013	.80
2012	.82
2011	.85
2010	.06
2009	.08

Premier Income (NPF)
Year Ended 10/31:
2014(f)	.61	%**
2013	.71
2012	.74
2011	.44
2010	.12
2009	.22

(e)
Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(f)	For the six months ended April 30, 2014.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	107

Financial Highlights (Unaudited) (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share NAV	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Shareholders (a)	Distributions from Accumulated Net Realized Gains to Auction Rate Preferred Shareholders	(a)	Total	From Net Investment Income to Common Shareholders	From Accumulated Net Realized Gains to Common Shareholders	Total	Premium from Common Shares Sold through Shelf Offering		Shelf Offering Costs		Ending Common Share NAV	Ending Market Value
High Income Opportunity (NMZ)
Year Ended 10/31:
2014(g)	$12.36	$.47	$.77	$—	$—		$1.24	$(.46)	$—	$(.46)	$—	*	$—	*	$13.14	$13.02
2013	13.45	.94	(1.20)	—	—		(.26)	(.88)	—	(.88)	.05		—	*	12.36	11.99
2012	11.59	.91	1.78	—	—		2.69	(.90)	—	(.90)	.07		—	*	13.45	14.22
2011	12.13	.96	(.57)	(.01)	—		.38	(.96)	—	(.96)	.04		—	*	11.59	11.75
2010	11.18	1.04	.89	(.01)	—		1.92	(1.01)	—	(1.01)	.04		—	*	12.13	12.95
2009	9.63	1.06	1.48	(.04)	—		2.50	(1.04)	—	(1.04)	.09		—	*	11.18	11.92

(a)	The amounts shown are based on common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized

*	Rounds to less than $.01 per share.

108	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)				Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
		Ending
Based		Net
on	Based	Assets
Common	on	Applicable			Net		Net		Portfolio
Share	Market	to Common			Investment		Investment		Turnover
NAV (b)	Value (b)	Shares (000)	Expenses	(e)	Income (Loss	)	Expenses	(e)	Income (Loss	)	Rate	(f)

10.19%	12.64%	$657,877	1.30	%**	7.50	%**	N/A		N/A		6%
(1.71)	(9.71)	618,394	1.28		7.34		N/A		N/A		16
24.55	29.84	402,573	1.42		7.31		1.41%		7.32%		12
4.24	(1.22)	323,090	1.52		8.55		1.40		8.66		32
18.18	17.90	324,450	1.22		8.66		1.00		8.88		7
30.90	20.00	288,963	1.53		10.88		1.17		11.24		28

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS, VMTP Shares and/or Borrowings, where applicable.

(d)	After expense reimbursement from the Adviser, where applicable. As of November 30, 2011, the Adviser is no longer reimbursing High Income Opportunity (NMZ), for any fees or expenses.
(e)
The expense ratios reflect, among other things, all interest expense and other costs related to VMTP Shares (as described in Note 1 – General Information and Significant Accounting Policies, Variable Rate MuniFund Term Preferred Shares), the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities) and/or the effect of the interest expense and fees paid on borrowings (which the Fund terminated during the fiscal year ended October 31, 2013), where applicable, as follows:

High Income Opportunity (NMZ)
Year Ended 10/31:
2014(g)	.19	%**
2013	.20
2012	.21
2011	.15
2010	.01
2009	.03

(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the long-term market value during the period.
(g)	For the six months ended April 30, 2014.
**	Annualized.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	109

Financial Highlights (Unaudited) (continued)

	ARPS at the End of Period		VRDP Shares at the End of Period
	Aggregate	Asset	Aggregate	Asset
	Amount	Coverage	Amount	Coverage
	Outstanding	Per $25,000	Outstanding	Per $100,000
	(000)	Share	(000)	Share
Investment Quality (NQM)
Year Ended 10/31:
2014(a)	$—	$—	$236,800	$335,813
2013	—	—	236,800	325,655
2012	—	—	211,800	381,720
2011	—	—	211,800	352,842
2010	210,700	89,379	—	—
2009	210,700	85,621	—	—

Select Quality (NQS)
Year Ended 10/31:
2014(a)	—	—	267,500	298,779
2013	—	—	267,500	287,013
2012	—	—	252,500	320,850
2011	—	—	252,500	294,635
2010	251,275	75,367	—	—
2009	251,275	72,879	—	—

Quality Income (NQU)
Year Ended 10/31:
2014(a)	—	—	428,400	290,555
2013	—	—	428,400	280,343
2012	—	—	388,400	326,074
2011	—	—	388,400	301,097
2010	386,875	77,018	—	—
2009	386,875	75,080	—	—

Premier Income (NPF)
Year Ended 10/31:
2014(a)	—	—	127,700	330,708
2013	—	—	127,700	317,752
2012	—	—	127,700	343,758
2011	—	—	127,700	325,116
2010	126,850	82,633	—	—
2009	126,850	79,330	—	—

(a)	For the six months ended April 30, 2014.

110	Nuveen Investments

	ARPS at the End of Period		VMTP Shares at the End of the Period		Borrowings at the End of Period
	Aggregate	Asset	Aggregate	Asset	Aggregate
	Amount	Coverage	Amount	Coverage	Amount	Asset
	Outstanding	Per $25,000	Outstanding	Per $100,000	Outstanding	Coverage
	(000)	Share	(000)	Share	(000)	Per $1,000
High Income Opportunity (NMZ)
Year Ended 10/31:
2014(a)	$—	$—	$87,000	$856,181	$—	$—
2013	—	—	87,000	810,798	—	—
2012	—	—	—	—	50,000	9,051
2011	—	—	—	—	50,000	7,462
2010	95,000	110,382	—	—	—	—
2009	95,000	101,043	—	—	—	—

See accompanying notes to financial statements.

Nuveen Investments	111

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) or NYSE MKT symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Investment Quality Municipal Fund, Inc. (NQM) (“Investment Quality (NQM)”)
•	Nuveen Select Quality Municipal Fund, Inc. (NQS) (“Select Quality (NQS)”)
•	Nuveen Quality Income Municipal Fund, Inc. (NQU) (“Quality Income (NQU)”)
•	Nuveen Premier Municipal Income Fund, Inc. (NPF) (“Premier Income (NPF)”)
•	Nuveen Municipal High Income Opportunity Fund (NMZ) (“High Income Opportunity (NMZ)”)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, closed-end registered investment companies. Common shares of Investment Quality (NQM), Select Quality (NQS), Quality Income (NQU) and Premier Income (NPF) are traded on the NYSE while common shares of High Income Opportunity (NMZ) are traded on the NYSE MKT. Investment Quality (NQM), Select Quality (NQS), Quality Income (NQU) and Premier Income (NPF) were incorporated under the state laws of Minnesota on January 23, 1990, January 23, 1991, January 23, 1991 and July 25, 1991, respectively. High Income Opportunity (NMZ) was organized as a Massachusetts business trust on October 8, 2003.

Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Agreement and Plan of Merger
On April 14, 2014, TIAA-CREF, a national financial services organization, announced that it had entered into an agreement (the “Purchase Agreement”) to acquire Nuveen, the parent company of the Adviser. The transaction is expected to be completed by the end of the year, subject to customary closing conditions, including obtaining necessary Nuveen Fund and client consents sufficient to satisfy the terms of the Purchase Agreement and obtaining customary regulatory approvals. There can be no assurance that the transaction described above will be consummated as contemplated or that necessary conditions will be satisfied.

The consummation of the transaction will be deemed to be an “assignment” (as defined in the Investment Company Act of 1940) of the investment management agreements between the Nuveen Funds and the Adviser and the investment sub-advisory agreements between the Adviser and each Nuveen Fund’s sub-adviser or sub-advisers, and will result in automatic termination of each agreement. It is anticipated that the Board of Directors/Trustees of the Nuveen Funds (the “Board”) will consider a new investment management agreement with the Adviser and new investment sub-advisory agreements with each sub-adviser. If approved by the Board, the new agreements will be presented to the Nuveen Funds’ shareholders for approval, and, if so approved by shareholders, will take effect upon consummation of the transaction or such later time as shareholder approval is obtained.

The transaction is not expected to result in any change in the portfolio management of the Funds or in the Funds’ investment objectives or policies.

Investment Objectives
Each Fund’s seeks to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

112	Nuveen Investments

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of April 30, 2014, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	Investment		Select		Quality		Premier		High Income
	Quality		Quality		Income		Income		Opportunity
	(NQM	)	(NQS	)	(NQU	)	(NPF	)	(NMZ	)
Outstanding when-issued/delayed delivery purchase commitments	$—		$—		$—		$2,196,620		$733,646

Investment Income
Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). During prior fiscal periods, the Funds redeemed all of their outstanding ARPS, at liquidation value.

Variable Rate MuniFund Term Preferred Shares
High Income Opportunity (NMZ) has issued and outstanding Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with $100,000 liquidation value per share. VMTP Shares are issued via private placement and are not publicly available.

As of April 30, 2014, VMTP Shares outstanding, at liquidation value, for the Fund was as follows:

			Shares
			Outstanding
		Shares	at $100,000 Per Share
	Series	Outstanding	Liquidation Value
High Income Opportunity (NMZ)
	2016	510	$51,000,000
	2016-1	360	$36,000,000

The Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares are subject to redemption at the option of the Fund (“Optional Redemption Date”), subject to payment of premium for one year following the date of issuance (“Premium Expiration Date”), and at par thereafter. The Fund may be obligated to redeem certain of the VMTP Shares if the Fund fails to

Nuveen Investments	113

Notes to Financial Statements (Unaudited) (continued)

maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for the Fund’s VMTP Shares are as follows:

	Term	Optional	Premium
	Series	Redemption Date	Redemption Date	Expiration Date
High Income Opportunity (NMZ)
	2016	January 1, 2016	June 21, 2014	June 20, 2014
	2016-1	January 1, 2016	June 21, 2014	June 20, 2014

The average liquidation value of VMTP Shares outstanding and annualized dividend rate for the Fund during the six months ended April 30, 2014, were as follows:

	High Income
	Opportunity
	(NMZ	)
Average liquidation value of VMTP Shares outstanding	$87,000,000
Annualized dividend rate	1.20%

VMTP shares generally do not trade, and market quotations are generally not available. VMTP shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount established at the time of issuance. The fair value of VMTP shares is expected to be approximately their liquidation (par) value so long as the fixed “spread” on the VMTP shares remains roughly in line with the “spread” rates being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that fair the value of VMTP shares is their liquidation value, but their fair value could vary if market conditions change materially. For financial reporting purposes only, the liquidation value of VMTP Shares is recorded as a liability and recognized as “Variable Rate MuniFund Term Preferred (VMTP) Shares, at liquidation value” on the Statement of Assets and Liabilities.

Dividends on VMTP shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Offering costs incurred by the Fund in connection with its offering of VMTP Shares, were recorded as a deferred charge which are amortized over the life of the shares and are recognized as components of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Variable Rate Demand Preferred Shares
The following Funds have issued and outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation value per share. VRDP Shares are issued via private placement and are not publicly available.

As of April 30, 2014, the details of each Fund’s VRDP Shares outstanding are as follows:

			Shares
			Outstanding
		Shares	at $100,000 Per Share
	Series	Outstanding	Liquidation Value	Maturity
Investment Quality (NQM)	1	2,368	$236,800,000	May 1, 2041
Select Quality (NQS)	1	2,675	$267,500,000	May 1, 2041
Quality Income (NQU)	1	4,284	$428,400,000	December 1, 2040
Premier Income (NPF)	1	1,277	$127,700,000	May 1, 2041

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that purchase orders for VRDP Shares in a remarketing are not sufficient in number to be matched with the sale orders in that remarketing. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of .10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation value. If remarketings for VRDP Shares are continuously unsuccessful for six months, the maximum rate is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

114	Nuveen Investments

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

The average liquidation value of VRDP Shares outstanding and annualized dividend rate for each Fund during the six months ended April 30, 2014, were as follows:

	Investment		Select		Quality		Premier
	Quality		Quality		Income		Income
	(NQM	)	(NQS	)	(NQU	)	(NPF	)
Average liquidation value of VRDP Shares outstanding	236,800,000		267,500,000		428,400,000		127,700,000
Annualized dividend rate	.15%		.15%		.13%		.15%

For financial reporting purposes only, the liquidation value of VRDP Shares is a liability and recognized as “Variable Rate Demand Preferred (“VRDP”) Shares, at liquidation value” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on the VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.

Common Shares Equity Shelf Programs and Offering Costs
Investment Quality (NQM), Select Quality (NQS) and High Income Opportunity (NMZ) have each filed registration statements with the Securities and Exchange Commission (“SEC”) authorizing each Fund to issue additional common shares through its equity shelf programs (“Shelf Offering”), which become effective with the SEC during prior fiscal periods.

Under the Shelf Offering, each Fund, subject to market conditions, may raise additional equity capital from time to time in varying amounts and offering methods at a net price at or above the Fund’s net asset value (“NAV”) per common share.

Additional common shares authorized common shares issued and offering proceeds, net of offering costs under each Fund’s Shelf Offering during the six months ended April 30, 2014 and fiscal year ended October 31, 2013 were as follows:

					High Income
	Investment Quality (NQM)		Select Quality (NQS)		Opportunity (NMZ)
	Six Months	Year	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	4/30/14	10/31/13	4/30/14	10/31/13	4/30/14	10/31/13
Additional common shares authorized	3,500,000	3,500,000	3,400,000	3,400,000	7,700,000	7,700,000
Common shares issued	—	—	—	219,105	10,609	1,730,079
Offering proceeds, net of offering costs	$—	$—	$—	$3,504,649	$134,241	$24,015,702

As of February 28, 2014, Investment Quality’s (NQM) and Select Quality’s (NQS) shelf offering registration statements are no longer effective. Therefore, the Funds may not issue additional common shares under their equity shelf programs until a new registration statement is filed and declared effective by the SEC.

Costs incurred by the Funds in connection with their Shelf Offerings are recorded as a deferred charge and recognized as a component of “Deferred offering costs” on the Statement of Assets and Liabilities. The deferred asset is reduced during the one-year period that additional shares are sold by reducing the proceeds from such sales and is recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets. At the end of the one-year life of the Shelf Offering period, any remaining deferred charges will be expensed accordingly and recognized as a component of “Other expenses” on the Statement of Operations. Any additional costs the Funds may incur in connection with their Shelf Offerings are expensed as incurred and recognized as a component of “Proceeds from shelf offering, net of offering costs” on the Statement of Changes in Net Assets.

Since the shelf offering program became effective, Investment Quality (NQM) had not issued additional common shares.  As a result, during the six months ended April 30, 2014, the Adviser reimbursed the Fund for half of the costs incurred in connection with the Shelf Offering, which is recognized as “Expense reimbursement” on the Statement of Operations.

During the six months ended April 30, 2014, Nuveen Securities, LLC, the Funds’ distributor and a wholly-owned subsidiary of Nuveen, received commissions of $271 related to the sale of common shares as a result of High Income Opportunity’s (NMZ) Shelf Offering.

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Notes to Financial Statements (Unaudited) (continued)

Indemnifications
Under the Funds’ organizational documents, their officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis.

As of April 30, 2014, High Income Opportunity (NMZ) was invested in swap contracts that are subject to netting agreements and further described in Note 3 – Portfolio Securities and Investments in Derivatives. As of April 30, 2014, none of the other Funds were invested in any portfolio securities or derivatives that are subject to netting agreements.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.

Investment Valuation
Prices of municipal bonds, other fixed income securities and swap contracts are provided by a pricing service approved by the Funds’ Board of Directors/Trustees. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

116	Nuveen Investments

Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Investment Quality (NQM)	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$840,825,013	$—	$840,825,013
Corporate Bonds	—	—	35,443	35,443
Total	$—	$840,825,013	$35,443	$840,860,456

Select Quality (NQS)
Long-Term Investments*:
Municipal Bonds	$—	$802,598,018	$—	$802,598,018
Corporate Bonds	—	—	9,178	9,178
Total	$—	$802,598,018	$9,178	$802,607,196

Quality Income (NQU)
Long-Term Investments*:
Municipal Bonds	$—	$1,291,400,653	$—	$1,291,400,653
Corporate Bonds	—	—	15,073	15,073
Total	$—	$1,291,400,653	$15,073	$1,291,415,726

Premier Income (NPF)
Long-Term Investments*:
Municipal Bonds	$—	$447,748,738	$—	$447,748,738

High Income Opportunity (NMZ)
Long-Term Investments*:
Municipal Bonds	$—	$730,064,390	$937,085	$731,001,475
Common Stocks	7,978,916	—	—	7,978,916
Corporate Bonds	—	—	5,647	5,647
Investments in Derivatives:
Interest Rate Swaps**	—	453,902	—	453,902
Total	$7,978,916	$730,518,292	$942,732	$739,439,940

*
Refer to the Fund’s Portfolio of Investments for state classifications of Municipal Bonds and industry classifications for Common Stocks and Corporate Bonds and a breakdown of Corporate Bonds and Municipal Bonds classified as Level 3, where applicable.

**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

Nuveen Investments	117

Notes to Financial Statements (Unaudited) (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)
If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”).

An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” The Fund’s Statement of Assets and Liabilities shows only the inverse floaters and not the underlying bonds as an asset and does not reflect the short-term floating rate certificates as liabilities. Also, the Fund reflects in “Investment Income” only the net amount of earnings on its inverse floater investment (net of the interest paid to the holders of the short-term floating rate certificates and the expenses of the trust), and does not show the amount of that interest paid as an interest expense on the Statement of Operations.

An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust, at their liquidation value, as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended April 30, 2014, were as follows:

	Investment		Select		Quality		Premier		High Income
	Quality		Quality		Income		Income		Opportunity
	(NQM	)	(NQS	)	(NQU	)	(NPF	)	(NMZ	)
Average floating rate obligations outstanding	$64,372,387		$15,480,000		$55,015,000		$39,259,779		$13,280,000
Average annual interest rate and fees	.45%		.63%		.55%		.46%		.60%

118	Nuveen Investments

As of April 30, 2014, the total amount of floating rate obligations issued by each Fund’s self-deposited inverse floaters and externally-deposited inverse floaters was as follows:

	Investment		Select		Quality		Premier		High Income
	Quality		Quality		Income		Income		Opportunity
	(NQM	)	(NQS	)	(NQU	)	(NPF	)	(NMZ	)
Floating rate obligations: self-deposited inverse floaters	$62,342,000		$15,480,000		$55,015,000		$35,415,000		$13,280,000
Floating rate obligations: externally-deposited inverse floaters	37,167,000		52,717,000		17,365,000		15,145,000		224,930,000
Total	$99,509,000		$68,197,000		$72,380,000		$50,560,000		$238,210,000

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of April 30, 2014, each Fund’s maximum exposure to the floating rate obligations issued by externally-deposited Recourse Trusts, was as follows:

	Investment		Select		Quality		Premier		High Income
	Quality		Quality		Income		Income		Opportunity
	(NQM	)	(NQS	)	(NQU	)	(NPF	)	(NMZ	)
Maximum exposure to Recourse Trusts	$15,155,000		$18,750,000		$7,500,000		$11,560,000		$194,395,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Instruments in Derivatives
Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund will limit its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Swap Contracts
Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay or receive, in the future, a fixed or variable rate payment in exchange for the counterparty receiving or paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that a Fund is to receive. Swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps (, net)” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of swaps.” Income received or paid by a Fund is recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of a swap contract and are equal to the difference between a Fund’s basis in the swap and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of “Interest rate swap premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

Nuveen Investments	119

Notes to Financial Statements (Unaudited) (continued)

During the six months ended April 30, 2014, High Income Opportunity (NMZ) continued to invest in forward interest rate swap contracts to reduce the duration of its portfolio.

The average notional amount of interest rate swap contracts outstanding during the six months ended April 30, 2014, was as follows:

	High Income
	Opportunity
	(NMZ	)
Average notional amount of interest rate swap contracts outstanding*	$5,000,000

*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all interest rate swap contracts held by High Income Opportunity (NMZ) as of April 30, 2014, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Interest rate	Swaps	Unrealized appreciation
		on interest rate swaps	$453,902	—	$—

The following table presents the swap contracts, which are subject to netting agreements, as well as the collateral delivered related to those swap contracts.

		Gross	Gross		Amounts	Net Unrealized
		Unrealized	Unrealized		Netted on	Appreciation		Collateral
		Appreciation	(Depreciation	)	Statement	(Depreciation	)	Pledged
		on Interest	on Interest		of Assets and	on Interest		to (from	)	Net
Fund	Counterparty	Rate Swaps**	Rate Swaps**		Liabilities	Rate Swaps		Counterparty		Exposure
High Income Opportunity (NMZ)	Barclays Bank PLC	$453,902	$—		$—	$453,902		$(453,902)		$—

**	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund's Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the six months ended April 30, 2014, and the primary underlying risk exposure.

			Net Realized		Change in Net Unrealized
	Underlying	Derivative	Gain (Loss	)	Appreciation (Depreciation	)
Fund	Risk Exposure	Instrument	from Swaps		of Swaps
High Income Opportunity (NMZ)	Interest rate	Swaps	$—		$(157,413)

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a predetermined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares
Since the inception of the Funds’ repurchase programs, Investment Quality (NQM), Select Quality (NQS), Quality Income (NQU) and High Income Opportunity (NMZ) have not repurchased any of their outstanding common shares.

120	Nuveen Investments

Premier Income (NPF) did not repurchase any of its outstanding common shares during the six months ended April 30, 2014 and fiscal year ended October 31, 2013.

Transactions in common shares were as follows:

	Investment Quality (NQM)		Select Quality (NQS)		Quality Income (NQU)
	Six Months		Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended	Ended	Year Ended
	4/30/14	10/31/13	4/30/14	10/31/13	4/30/14	10/31/13
Common shares:
Sold through shelf offering*	—	—	—	219,105	—	—
Issued to shareholders due to reinvestment of distributions	—	33,669	—	19,195	—	—
	—	33,669	—	238,300	—	—

Weighted average common share:
Premium to NAV per shelf offering share sold*	—	—	—	1.38%	—	—

	Premier Income (NPF)		High Income Opportunity (NMZ)
	Six Months		Six Months
	Ended	Year Ended	Ended	Year Ended
	4/30/14	10/31/13	4/30/14	10/31/13
Common shares:
Issued in the reorganization	—	—	—	18,343,306
Sold through shelf offering*	—	—	10,609	1,730,079
Issued to shareholders due to reinvestment of distributions	—	—	6,818	32,261
	—	—	17,427	20,105,646

Weighted average common share:
Premium to NAV per shelf offering share sold*	—	—	1.12%	3.03%

*	Quality Income (NQU) and Premier Income (NPF) are not authorized to issue additional common shares through a shelf offering as of the end of the reporting period.

Preferred Shares
Transactions in preferred shares for the Funds during the six months ended April 30, 2014 and the fiscal year ended October 31, 2013, where applicable, are noted in the following tables.

Transactions in VMTP Shares for the Funds were as follows:

	Year Ended October 31, 2013
High Income Opportunity (NMZ)	Series	Shares	Amount
VMTP Shares:
Issued	2016	510	$51,000,000
Issued in connection with the reorganization	2016-1	360	36,000,000
Total		870	$87,000,000
Transactions in VRDP Shares for the Funds were as follows:
	Year Ended October 31, 2013
Investment Quality (NQM)	Series	Shares	Amount
VRDP Shares issued	1	250	$25,000,000

	Year Ended October 31, 2013
Select Quality (NQS)	Series	Shares	Amount
VRDP Shares issued	1	150	$15,000,000

	Year Ended October 31, 2013
Quality Income (NQU)	Series	Shares	Amount
VRDP Shares issued	1	400	$40,000,000

Nuveen Investments	121

Notes to Financial Statements (Unaudited) (continued)

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments and derivative transactions, where applicable) during the six months ended April 30, 2014, were as follows:

	Investment		Select		Quality		Premier		High Income
	Quality		Quality		Income		Income		Opportunity
	(NQM	)	(NQS	)	(NQU	)	(NPF	)	(NMZ	)
Purchases	$30,025,401		$47,078,234		$83,300,304		$24,858,945		$45,208,021
Sales and maturities	37,073,650		45,774,535		81,975,561		36,121,521		54,526,040

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of April 30, 2014, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	Investment		Select		Quality		Premier		High Income
	Quality		Quality		Income		Income		Opportunity
	(NQM	)	(NQS	)	(NQU	)	(NPF	)	(NMZ	)
Cost of investments	$720,503,913		$746,987,506		$1,181,917,032		$392,286,615		$685,519,684
Gross unrealized:
Appreciation	$72,284,233		$50,277,584		$87,716,809		$34,552,453		$74,254,249
Depreciation	(14,169,054)		(10,137,900)		(33,228,342)		(14,505,589)		(34,067,850)
Net unrealized appreciation (depreciation) of investments	$58,115,179		$40,139,684		$54,488,467		$20,046,864		$40,186,399

Permanent differences, primarily due to federal taxes paid, taxable market discount, nondeductible offering costs, reorganization adjustments, notional principal contracts and distribution reclasses, resulted in reclassifications among the Funds’ components of common share net assets as of October 31, 2013, the Funds’ last tax year end, as follows:

	Investment		Select		Quality	Premier		High Income
	Quality		Quality		Income	Income		Opportunity
	(NQM	)	(NQS	)	(NQU )	(NPF	)	(NMZ	)
Paid-in-surplus	$(41,533)		$(25,083)		$(14,630)	$383		$39,049,638
Undistributed (Over-distribution of) net investment income	30,957		9,950		(125,489)	(17,596)		758,769
Accumulated net realized gain (loss)	10,576		15,133		140,119	17,213		(39,808,407)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of October 31, 2013, the Funds’ last tax year end, were as follows:

	Investment		Select		Quality		Premier		High Income
	Quality		Quality		Income		Income		Opportunity
	(NQM	)	(NQS	)	(NQU	)	(NPF	)	(NMZ	)
Undistributed net tax-exempt income1	$7,490,444		$3,302,332		$8,270,247		$3,374,498		$5,288,428
Undistributed net ordinary income2	221,239		9,580		113,191		17,721		255,048
Undistributed net long-term capital gains	—		—		1,421,724		—		—

1	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2013, and paid on November 1, 2013.
2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

122	Nuveen Investments

The tax character of distributions paid during the Funds’ last tax year ended October 31, 2013 was designated for purposes of the dividends paid deduction as follows:

	Investment		Select		Quality		Premier		High Income
	Quality		Quality		Income		Income		Opportunity
	(NQM	)	(NQS	)	(NQU	)	(NPF	)	(NMZ	)
Distributions from net tax-exempt income	$35,283,096		$29,646,778		$45,163,032		$17,114,218		$30,270,382
Distributions from net ordinary income2	82,721		74,553		581,856		—		112,787
Distributions from net long-term capital gains	—		1,442,901		1,201,778		—		—

2	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

As of October 31, 2013, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by a Fund, while the losses subject to expiration are considered short-term.

	Investment		Select		Premier		High Income
	Quality		Quality		Income		Opportunity
	(NQM	)	(NQS	)	(NPF	)	(NMZ	)3
Expiration:
October 31, 2015	$—		$—		$—		$4,564,842
October 31, 2016	—		—		—		40,655,982
October 31, 2017	166,678		—		3,944,363		34,954,022
October 31, 2018	—		—		—		1,362,739
October 31, 2019	—		—		76,136		—
Not subject to expiration:
Short-term losses	1,569,664		—		—		1,566,689
Long-term losses	3,425,332		1,422,311		—		6,287,215
Total	$5,161,674		$1,422,311		$4,020,499		$89,391,489

3	A portion of High Income Opportunity’s (NMZ) capital loss carryforward is subject to an annual limitation under Internal Revenue Code and related regulations.

During the Funds’ last tax year ended October 31, 2013, the following Funds utilized capital loss carryforwards as follows:

	Investment		Premier
	Quality		Income
	(NQM	)	(NPF	)
Utilized capital loss carryforwards	$1,321,503		$216,502

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedules:

Investment Quality (NQM)
Select Quality (NQS)
Quality Income (NQU)
Premier Income (NPF)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

Nuveen Investments	123

Notes to Financial Statements (Unaudited) (continued)

High Income Opportunity (NMZ)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.5500%
For the next $125 million	.5375
For the next $250 million	.5250
For the next $500 million	.5125
For the next $1 billion	.5000
For managed assets over $2 billion	.4750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of April 30, 2014, the complex-level fee rate for each of these Funds was .1661%.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

124	Nuveen Investments

Additional Fund Information

Board of Directors/Trustees
William Adams IV*	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson
William J. Schneider	Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	Ernst & Young LLP	State Street Bank
Chicago, IL 60606	Boston, MA 02111		Chicago, IL 60606	& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information
Each Fund intends to repurchase shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NQM	NQS	NQU	NPF	NMZ
Common shares repurchased	—	—	—	—	—

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments	125

Glossary of Terms
Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■
Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see Leverage) and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cash flows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■
Lipper General & Insured Leveraged Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

126	Nuveen Investments

■
Lipper High-Yield Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■
S&P Municipal Bond High Yield Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. high yield municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Nuveen Investments	127

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net as -set value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day imme -diately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

128	Nuveen Investments

Annual Investment Management
Agreement Approval Process (Unaudited)

I. The Approval Process
The Board of Trustees or Directors (as the case may be) of each Fund (each, a “Board” and each Trustee or Director, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and the sub-adviser to the respective Fund and determining whether to approve or continue such Fund’s advisory agreement (each, an “Original Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and sub-advisory agreement (each, an “Original Sub-Advisory Agreement” and, together with the Original Investment Management Agreement, the “Original Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), each Board is required to consider the continuation of the respective Original Advisory Agreements on an annual basis. In addition, prior to its annual review, the Board Members were advised of the potential acquisition of Nuveen Investments, Inc. (“Nuveen”) by TIAA-CREF (the “Transaction”). For purposes of this section, references to “Nuveen” herein include all affiliates of Nuveen Investments, Inc. providing advisory, sub-advisory, distribution or other services to the Funds and references to the “Board” refer to the Board of each Fund. In accordance with the 1940 Act and the terms of the Original Advisory Agreements, the completion of the Transaction would terminate each of the Original Investment Management Agreements and the Original Sub-Advisory Agreements. Accordingly, at an in-person meeting held on April 30, 2014 (the “April Meeting”), the Board, including all of the Independent Board Members, performed its annual review of the Original Advisory Agreements and approved the continuation of the Original Advisory Agreements for the Funds. Furthermore, in anticipation of the termination of the Original Advisory Agreements that would occur upon the consummation of the Transaction, the Board also approved for each Fund a new advisory agreement (each, a “New Investment Management Agreement”) between the Fund and the Adviser and a new sub-advisory agreement (each, a “New Sub-Advisory Agreement” and, together with the New Investment Management Agreement, the “New Advisory Agreements”) between the Adviser and the Sub-Adviser, each on behalf of the respective Fund to be effective following the completion of the Transaction and the receipt of the requisite shareholder approval.

Leading up to the April Meeting, the Independent Board Members had several meetings and deliberations, with and without management from Nuveen present and with the advice of legal counsel, regarding the Original Advisory Agreements, the Transaction and its impact and the New Advisory Agreements. At its meeting held on February 25-27, 2014 (the “February Meeting”), the Board Members met with a senior executive representative of TIAA-CREF to discuss the proposed Transaction. At the February Meeting, the Independent Board Members also established an ad hoc committee comprised solely of the Independent Board Members to monitor and evaluate the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On March 20, 2014, the ad hoc committee met telephonically to discuss with management of Nuveen, and separately with independent legal counsel, the terms of the proposed Transaction and its impact on, among other things: the governance structure of Nuveen; the strategic plans for Nuveen; the operations of the Nuveen funds (which include the Funds); the quality or level of services provided to the Nuveen funds; key personnel that service the Nuveen funds and/or the Board and the compensation or incentive arrangements to retain such personnel; Nuveen’s capital structure; the regulatory requirements applicable to Nuveen or fund operations; and the Nuveen funds’ fees and expenses, including the funds’ complex-wide fee arrangement. Following the meeting of the ad hoc committee, the Board met in person (two Independent Board Members participating telephonically) in an executive session on March 26, 2014 to further discuss the proposed Transaction. At the executive session, the Board met privately with independent legal counsel to review its duties with respect to reviewing advisory agreements, particularly in the context of a change of control, and to evaluate further the Transaction and its impact on the Nuveen funds, the Adviser and the Sub-Adviser (collectively, the “Fund Advisers” and each, a “Fund Adviser”) and the services provided. Representatives of Nuveen also met with the Board to update the Board Members on developments regarding the Transaction, to respond to questions and to discuss,

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

among other things: the governance of the Fund Advisers following the Transaction; the background, culture (including with respect to regulatory and compliance matters) and resources of TIAA-CREF; the general plans and intentions of TIAA-CREF for Nuveen; the terms and conditions of the Transaction (including financing terms); any benefits or detriments the Transaction may impose on the Nuveen funds, TIAA-CREF or the Fund Advisers; the reaction from the Fund Advisers’ employees knowledgeable of the Transaction; the incentive and retention plans for key personnel of the Fund Advisers; the potential access to additional distribution platforms and economies of scale; and the impact of any additional regulatory schemes that may be applicable to the Nuveen funds given the banking and insurance businesses operated in the TIAA-CREF enterprise. As part of its review, the Board also held a separate meeting on April 15-16, 2014 to review the Nuveen funds’ investment performance and consider an analysis provided by the Adviser of each sub-adviser of the Nuveen funds (including the Sub-Adviser) and the Transaction and its implications to the Nuveen funds. During their review of the materials and discussions, the Independent Board Members presented the Adviser with questions and the Adviser responded. Further, the Independent Board Members met in an executive session with independent legal counsel on April 29, 2014 and April 30, 2014.

In connection with their review of the Original Advisory Agreements and the New Advisory Agreements, the Independent Board Members received extensive information regarding the Funds and the Fund Advisers including, among other things: the nature, extent and quality of services provided by each Fund Adviser; the organization and operations of any Fund Adviser; the expertise and background of relevant personnel of each Fund Adviser; a review of each Fund’s performance (including performance comparisons against the performance of peer groups and appropriate benchmarks); a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of fund initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to peers in the managed fund business. In light of the proposed Transaction, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by the Fund Advisers.

The Independent Board Members received, well in advance of the April Meeting, materials which responded to the request for information regarding the Transaction and its impact on Nuveen and the Nuveen funds including, among other things: the structure and terms of the Transaction; the impact of the Transaction on Nuveen, its operations and the nature, quality and level of services provided to the Nuveen funds, including, in particular, any changes to those services that the Nuveen funds may experience following the Transaction; the strategic plan for Nuveen, including any financing arrangements following the Transaction and any cost-cutting efforts that may impact services; the organizational structure of TIAA-CREF, including the governance structure of Nuveen following the Transaction; any anticipated effect on each Nuveen fund’s expense ratios (including changes to advisory and sub-advisory fees) and economies of scale that may be expected; any benefits or conflicts of interest that TIAA-CREF, Nuveen or their affiliates can expect from the Transaction; any benefits or undue burdens or other negative implications that may be imposed on the Nuveen funds as a result of the Transaction; the impact on Nuveen or the Nuveen funds as a result of being subject to additional regulatory schemes that TIAA-CREF must comply with in operating its various businesses; and the costs associated with obtaining necessary shareholder approvals and the bearer of such costs. The Independent Board Members also received a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including in conjunction with a change of control, from their independent legal counsel.

The materials and information prepared in connection with the review of the Original Advisory Agreements and New Advisory Agreements supplemented the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviewed the performance and various services provided by the Adviser and Sub-Adviser. The Board met at least quarterly as well as at other times as the need arose. At its quarterly meetings, the Board reviewed reports by the Adviser regarding, among other things, fund performance, fund expenses, premium and discount levels of closed-end funds, the performance of the investment teams and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provided special reports to the Board or a committee thereof from time to time to enhance

130	Nuveen Investments

the Board’s understanding of various topics that impact some or all the Nuveen funds (such as distribution channels, oversight of omnibus accounts and leverage management topics), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

In addition, the Board has created several standing committees (the Executive Committee; the Dividend Committee; the Audit Committee; the Compliance, Risk Management and Regulatory Oversight Committee; the Nominating and Governance Committee; the Open-End Funds Committee; and the Closed-End Funds Committee). The Open-End Funds Committee and Closed-End Funds Committee are intended to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These two Committees have met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

Further, the Board continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds and meet key investment and business personnel at least once over a multiple year rotation. In this regard, the Independent Board Members made site visits to certain equity and fixed income teams of the Sub-Adviser in September 2013 and met with the Sub-Adviser’s municipal team at the August and November 2013 quarterly meetings.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Original Advisory Agreements and its review of the New Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the funds are the result of many years of review and discussion between the Independent Board Members and Nuveen fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and the Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. With respect to the New Advisory Agreements, the Board also considered the Transaction and its impact on the foregoing factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Original Advisory Agreements and New Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

1. The Original Advisory Agreements

In considering renewal of each Original Advisory Agreement, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services (and the resulting Fund performance) and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things: each Fund Adviser’s organization and business; the types of services that each Fund Adviser or its affiliates provide to each Fund; the performance record of each Fund (as described in further detail below); and any initiatives Nuveen had taken for the closed-end fund product line.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In considering the services provided by the Fund Advisers, the Board recognized that the Adviser provides a myriad of investment management, administrative, compliance, oversight and other services for the Funds, and the Sub-Adviser generally provides the portfolio advisory services to the Funds under the oversight of the Adviser. The Board considered the wide range of services provided by the Adviser to the Nuveen funds beginning with developing the fund and monitoring and analyzing its performance to providing or overseeing the services necessary to support a fund’s daily operations. The Board recognized the Adviser, among other things, provides: (a) product management (such as analyzing ways to better position a fund in the marketplace, maintaining relationships to gain access to distribution platforms and setting dividends); (b) fund administration (such as preparing a fund’s tax returns, regulatory filings and shareholder communications; managing fund budgets and expenses; overseeing a fund’s various service providers; and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; and participating in fund development, leverage management and the development of investment policies and parameters). With respect to closed-end funds, the Adviser also monitors asset coverage levels on leveraged funds, manages leverage, negotiates the terms of leverage, evaluates alternative forms and types of leverage, promotes an orderly secondary market for common shares and maintains an asset maintenance system for compliance with certain rating agency criteria.

In its review, the Board also considered the new services, initiatives or other changes adopted since the last advisory contract review that were designed to enhance the services and support the Adviser provides to the Nuveen funds. The Board recognized that some initiatives are a multi-year process. In reviewing the activities of 2013, the Board recognized that the year reflected the Adviser’s continued focus on fund rationalization for both closed-end and open-end funds, consolidating certain funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain funds. As in the past, the Board recognized the Adviser’s significant investment in its technology initiatives, including the continued progress toward a central repository for fund and other Nuveen product data and implementing a data system to support the risk oversight group enabling it to provide more detailed risk analysis for the Nuveen funds. The Board noted the new data system has permitted more in-depth analysis of the investment risks of the Funds and across the complex providing additional feedback and insights to the investment teams and more comprehensive risk reporting to the Board. The Adviser also conducted several workshops for the Board regarding the new data system, including explaining the risk measures being applied and their purpose. The Board also recognized the enhancements in the valuation group within the Adviser, including centralizing the fund pricing process within the valuation group, trending to more automated and expedient reviews and continuing to expand its valuation team. The Board further considered the expansion of personnel in the compliance department enhancing the collective expertise of the group, investments in additional compliance systems and the updates of various compliance policies.

In addition to the foregoing actions, the Board also considered other initiatives related to the closed-end funds, including the continued investment of considerable resources and personnel dedicated to managing and overseeing the various forms of leverage utilized by certain funds. The Board recognized the results of these efforts included the development of less expensive forms of leverage, expansion of leverage providers, the negotiation of more favorable terms for existing leverage, the enhanced ability to respond to market and regulatory developments and the enhancements to technology systems to manage and track

132	Nuveen Investments

the various forms of leverage. The Board also noted Nuveen’s continued capital management services, including executing share repurchase programs, its implementation of data systems that permit more targeted solicitation strategies for fund mergers and more targeted marketing and promotional efforts and its continued focus and efforts to address the discounts of various funds. The Board further noted Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive communication program designed to further educate the investor and analyst about closed-end funds. Nuveen’s support services included, among other things, maintaining and enhancing a closed-end fund website, creating marketing campaigns and educational materials, communicating with financial advisers, sponsoring and participating in conferences, providing educational seminars and programs and evaluating the results of these marketing efforts.

As noted, the Adviser also oversees the Sub-Adviser who provides the portfolio advisory services to the Funds. In reviewing the portfolio advisory services provided to each Fund, the Nuveen Investment Services Oversight Team of the Adviser analyzes the performance of the Sub-Adviser and may recommend changes to the investment team or investment strategies as appropriate. In assisting the Board’s review of the Sub-Adviser, the Adviser provides a report analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing each Fund, developments affecting the Sub-Adviser or the Funds and their performance. In their review of the Sub-Adviser, the Independent Board Members considered, among other things, the experience and qualifications of the relevant investment personnel, their investment philosophy and strategies, the Sub-Adviser’s organization and stability, its capabilities and any initiatives taken or planned to enhance its current capabilities or support potential growth of business and, as outlined in further detail below, the performance of the Funds. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance while not providing an inappropriate incentive to take undue risks.

Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Nuveen funds’ compliance policies and procedures; the resources dedicated to compliance; the record of compliance with the policies and procedures; and Nuveen’s supervision of the Funds’ service providers. The Board recognized Nuveen’s commitment to compliance and strong commitment to a culture of compliance. Given the Adviser’s emphasis on monitoring investment risk, the Board has also appointed two Independent Board Members as point persons to review and keep the Board apprised of developments in this area and work with applicable Fund Adviser personnel.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to each Fund under the respective Original Advisory Agreement were satisfactory.

2. The New Advisory Agreements

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Advisers under the New Investment Management Agreements and the New Sub-Advisory Agreements, the Board Members concluded that no diminution in the nature, quality and extent of services provided to each Fund and its shareholders by the respective Fund Advisers is expected as a result of the Transaction. In making their determination, the Independent Board Members considered, among other things: the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Fund Adviser; the ability of each Fund Adviser to perform its duties after the Transaction, including any changes to the level or quality of services provided to the Funds; the potential implications of any additional regulatory requirements imposed on the Fund Advisers or the Nuveen funds following the Transaction; and any anticipated changes to the investment and other practices of the Nuveen funds.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund. Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction also does not alter the allocation of responsibilities between the Adviser and the Sub-Adviser. The Sub-Adviser will continue to furnish an investment program, make investment decisions and place all orders for the purchase and sale of securities, all on behalf of each Fund and subject to oversight of the Board and the Adviser. The Board noted that TIAA-CREF did not anticipate any material changes to the advisory, sub-advisory or other services provided to the Nuveen funds as a result of the Transaction. The Independent Board Members recognized that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. The Independent Board Members further noted that there were currently no plans for material changes to senior personnel at Nuveen or key personnel who provide services to the Nuveen funds and the Board following the Transaction. The key personnel who have responsibility for the Nuveen funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction, although such personnel may have additional reporting requirements to TIAA-CREF. The Board also considered the anticipated incentive plans designed to retain such key personnel. Notwithstanding the foregoing, the Board Members recognized that personnel changes may occur in the future as a result of normal business developments or personal career decisions.

The Board Members also considered Nuveen’s proposed governance structure following the Transaction and noted that Nuveen was expected to remain a stand-alone business within the TIAA-CREF enterprise and operate relatively autonomously from the other TIAA-CREF businesses, but would receive the general support and oversight from certain TIAA-CREF functional groups (such as legal, finance, internal audit, compliance, and risk management groups). The Board recognized, however, that Nuveen may be subject to additional reporting requirements as it keeps TIAA-CREF abreast of developments affecting the Nuveen business, may be required to modify certain of its reports, policies and procedures as necessary to conform to the practices followed in the TIAA-CREF enterprise and may need to collaborate with TIAA-CREF with respect to strategic planning for its business.

In considering the implications of the Transaction, the Board Members also recognized the reputation and size of TIAA-CREF and the benefits that the Transaction may bring to the Nuveen funds and Nuveen. In this regard, the Board recognized, among other things, that the increased resources and support that may be available to Nuveen from TIAA-CREF and the improved capital structure of Nuveen Investments, Inc. (the parent of the Adviser) that would result from the significant reduction in its debt level may reinforce and enhance Nuveen’s ability to provide quality services to the Nuveen funds and to invest further into its infrastructure.

Further, with the consummation of the Transaction, the Board recognized the enhanced distribution capabilities for the Nuveen funds as the funds may gain access to TIAA-CREF’s distribution network, particularly through TIAA-CREF’s retirement platform and institutional client base. The Board also considered that investors in TIAA-CREF’s retirement platform may choose to roll their investments as they exit their retirement plans into the Nuveen funds. The Independent Board Members recognized the potential cost savings to the benefit of all shareholders of the Nuveen funds from reduced expenses as assets in the Nuveen fund complex rise pursuant to the complex-wide fee arrangement described in further detail below.

Based on their review, the Independent Board Members found that the expected nature, extent and quality of services to be provided to each Fund under its New Advisory Agreements were satisfactory and supported approval of the New Advisory Agreements.

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B. The Investment Performance of the Funds and Fund Advisers

1. The Original Advisory Agreements

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of each Fund’s performance and the applicable investment team. In considering each Fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2013, as well as performance information reflecting the first quarter of 2014. With respect to closed-end funds, the Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the Nuveen fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•  The performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•  Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

•  The investment experience of a particular shareholder in a fund will vary depending on when such shareholder invests in such fund, the class held (if multiple classes offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•  The usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified the Performance Peer Groups of the Nuveen funds from highly relevant to less relevant. For funds classified with less relevant Performance Peer Groups, the Board considered a fund’s performance compared to its benchmark to help assess the fund’s comparative performance. A fund was generally considered to have performed comparably to its benchmark if the fund’s performance was within certain thresholds compared to the performance of its benchmark and was considered to have outperformed or underperformed its benchmark if the fund’s performance was beyond these thresholds for the one- and three-year periods, subject to certain exceptions. iWhile the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the fund with its peers and/or benchmarks result in differences in performance results. Further, for funds that utilize leverage, the Board understands that leverage during different periods can provide both benefits and risks to a portfolio as compared to an unlevered benchmark.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In considering the performance data, the Independent Board Members noted that the Nuveen Municipal High Income Opportunity Fund (“Municipal High Income Opportunity Fund”) had demonstrated generally favorable performance in comparison to its peers, performing in the first quartile over various periods, and that the Nuveen Select Quality Municipal Fund, Inc. (“Select Quality Municipal Fund”) and the Nuveen Investment Quality Municipal Fund, Inc. (“Investment Quality Municipal Fund”) had demonstrated satisfactory performance in comparison to their respective peers, performing in the second or third quartile over various periods. The Board noted that the Nuveen Premier Municipal Income Fund, Inc. (“Premier Municipal Income Fund”) lagged its peers over the longer periods but had better performance in the shorter periods. In this regard, although Premier Municipal Income Fund was in the fourth quartile for the three- and five-year periods, it was in the second quartile in the one-year period.

With respect to the Nuveen Quality Income Municipal Fund, Inc. (“Quality Income Municipal Fund”), although it was in the fourth quartile compared to its Performance Peer Group over various periods and underperformed its benchmark in the one-year period, such Fund outperformed its benchmark for the three- and five-year periods. The Fund’s underperformance was due to, among other things, fund-level leverage and an overweight in longer duration bonds and Puerto Rico securities. The Board noted, however, that longer duration bonds and fund-level leverage had contributed to performance in the three-year period. Given the Fund’s strategy, including the rationale for longer-duration bonds and fund-level leverage, the Board considered Quality Income Municipal Fund’s performance over time to be satisfactory.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

2. The New Advisory Agreements

With respect to the performance of each Fund, the Board considered that the portfolio investment personnel responsible for the management of the respective Fund portfolios were expected to continue to manage such portfolios following the completion of the Transaction and the investment strategies of the Funds were not expected to change as a result of the Transaction (subject to changes unrelated to the Transaction that are approved by the Board and/or shareholders, such as the proposed reorganization involving Investment Quality Municipal Fund). Accordingly, the findings regarding performance outlined above for the Original Advisory Agreements are applicable to the review of the New Advisory Agreements.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund, reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage may impact the comparative data thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses (excluding leverage costs and leveraged assets for the closed-end funds), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they

136	Nuveen Investments

were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their peer average based on the net total expense ratio. The Independent Board Members observed the following with respect to the Funds’ net management fees and net expense ratios (including fee waivers and expense reimbursements).

The Board noted that Premier Municipal Income Fund, Quality Income Municipal Fund, Investment Quality Municipal Fund and Municipal High Income Opportunity Fund each had a net management fee slightly higher or higher than its peer average but a net expense ratio in line with its peer average, while Select Quality Municipal Fund had a slightly higher net management fee and net expense ratio compared to its respective peer averages (generally due to a reduction in expense ratios of certain peer funds in the peer group).

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser, either affiliated or non-affiliated, and therefore the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative and other services it provides to support the Nuveen fund (as described above) and, while some administrative services may occur at the sub-adviser level, the fee to the sub-adviser generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members considered the fees a Fund Adviser assesses to the Funds compared to that of other clients. With respect to municipal funds, such other clients of a Fund Adviser may include: municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Adviser.

The Independent Board Members reviewed the nature of services provided by the Adviser, including through its affiliated sub-advisers and the average fee the affiliated sub-advisers assessed such clients as well as the range of fees assessed to the different types of separately managed accounts (such as retail, institutional or wrap accounts) to the extent applicable to the respective sub-adviser. In their review, the Independent Board Members considered the differences in the product types, including, but not limited to: the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Nuveen funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. The Independent Board Members noted that, as a general matter, higher fee levels reflect higher levels of service, increased investment management complexity, greater product management requirements and higher levels of risk or a combination of the foregoing. The Independent Board Members further noted, in particular, that the range of services provided to the Funds (as discussed above) is generally much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data,

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2013 and Nuveen’s consolidated financial statements for 2013. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses and profit margin compared to that of various unaffiliated management firms.

In reviewing profitability, the Independent Board Members noted the Adviser’s continued investment in its business with expenditures to, among other things, upgrade its investment technology and compliance systems and provide for additional personnel and other resources. The Independent Board Members recognized the Adviser’s continued commitment to its business should enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. In addition, in evaluating profitability, the Independent Board Members also noted the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available, and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, an adviser’s particular business mix, capital costs, size, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members noted the Adviser’s adjusted operating margin appears to be reasonable in relation to other investment advisers and sufficient to operate as a viable investment management firm meeting its obligations to the Nuveen funds. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed such sub-advisers’ revenues, expenses and profitability margins (pre- and post-tax) for their advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive or are expected to receive that are directly attributable to the management of a Nuveen fund. See Section E below for additional information on indirect benefits the Fund Advisers may receive as a result of its relationship with a Nuveen fund. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the Funds were reasonable.

4. The New Advisory Agreements

As noted above, the terms of the New Advisory Agreements are substantially identical to their corresponding Original Advisory Agreements. The fee schedule, including the breakpoint schedule and complex-wide fee schedule, in each New Advisory Agreement is identical to that under the corresponding Original Advisory Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing the Transaction not to increase contractual management fee rates for any Nuveen fund. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course. Based on the information provided, the Board Members did not believe that the overall expenses would increase as a result of the Transaction. In addition, the Board Members recognized that the Nuveen funds may gain access to the retirement platform and institutional client base of TIAA-CREF, and the investors in the retirement platforms may roll their investments into one or more Nuveen funds as they exit their retirement plans. The enhanced distribution access may result in

138	Nuveen Investments

additional sales of the Nuveen funds resulting in an increase in total assets under management in the complex and a corresponding decrease in overall management fees if additional breakpoints at the fund-level or complex-wide level are met. Based on its review, the Board determined that the management fees and expenses under each New Advisory Agreement were reasonable.

Further, other than from a potential reduction in the debt level of Nuveen Investments, Inc., the Board recognized that it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability. Given the fee schedule was not expected to change under the New Advisory Agreements, however, the Independent Board Members concluded that each Fund Adviser’s level of profitability for its advisory activities under the respective New Advisory Agreements would continue to be reasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

1. The Original Advisory Agreements

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that, although closed-end funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.

In addition to fund-level advisory fee breakpoints, the Board also considered the Nuveen funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

2. The New Advisory Agreements

As noted, the Independent Board Members recognized that the fund-level and complex-wide schedules will not change under the New Advisory Agreements. Assets in the funds advised by TIAA-CREF or its current affiliates will not be included in the complex-wide fee calculation. Nevertheless, the Nuveen funds may have access to TIAA-CREF’s retirement platform and institutional client base. The access to this distribution network may enhance the distribution of the Nuveen funds which, in turn, may lead to reductions in management and sub-advisory fees if the Nuveen funds reach additional fund-level and complex-wide breakpoint levels. Based on their review, including the considerations in the annual review of the Original Advisory Agreements, the Independent Board Members determined that the fund-level breakpoint schedules and complex-wide fee schedule continue to be appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale under the New Advisory Agreements.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

E. Indirect Benefits

1. The Original Advisory Agreements

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, with respect to closed-end funds, the Independent Board Members considered any revenues received by affiliates of the Adviser for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the fund and other clients. Each Fund’s portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and their shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

2. The New Advisory Agreements

The Independent Board Members noted that, as the applicable policies and operations of the Fund Advisers with respect to the Nuveen funds were not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Independent Board Members further noted the benefits the Transaction would provide to TIAA-CREF and Nuveen, including a larger-scale fund complex, certain shared services (noted above) and a broader range of investment capabilities, distribution capabilities and product line. Further, the Independent Board Members noted that Nuveen Investments, Inc. (the parent of the Adviser) would benefit from an improved capital structure through a reduction in its debt level.

F. Other Considerations for the New Advisory Agreements

In addition to the factors above, the Board Members also considered the following with respect to the Nuveen funds:

•  Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction not to increase contractual management fee rates for any fund. This commitment shall not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

•  The Nuveen funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or the New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of fund specific matters unrelated to the Transaction, such as election of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable funds).

• The reputation, financial strength and resources of TIAA-CREF.

• The long-term investment philosophy of TIAA-CREF and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

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•  The benefits to the Nuveen funds as a result of the Transaction including: (i) increased resources and support available to Nuveen as well as an improved capital structure that may reinforce and enhance the quality and level of services it provides to the funds; (ii) potential additional distribution capabilities for the funds to access new markets and customer segments through TIAA-CREF’s distribution network, including, in particular, its retirement platforms and institutional client base; and (iii) access to TIAA-CREF’s expertise and investment capabilities in additional asset classes.

G. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Original Advisory Agreement and New Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Original Advisory Agreements be renewed and the New Advisory Agreements be approved.

II. Approval of Interim Advisory Agreements
At the April Meeting, the Board Members, including the Independent Board Members, unanimously approved for each Fund an interim advisory agreement (the “Interim Investment Management Agreement”) between the respective Fund and the Adviser and an interim sub-advisory agreement (the “Interim Sub-Advisory Agreement”) between the Adviser and the Sub-Adviser. If necessary to assure continuity of advisory services, each respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the corresponding New Investment Management Agreement or New Sub-Advisory Agreement. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the corresponding Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and fee escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreements and Interim Sub-Advisory Agreements are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreements and Original Sub-Advisory Agreements.

i
The Board recognized that the Adviser considered a fund to have outperformed or underperformed its benchmark if the fund’s performance was higher or lower than the performance of the benchmark by the following thresholds: for open-end funds (+/- 100 basis points for equity funds excluding index funds; +/- 30 basis points for tax exempt fixed income funds; +/- 40 basis points for taxable fixed income funds) and for closed-end funds (assuming 30% leverage) (+/- 130 basis points for equity funds excluding index funds; +/- 39 basis points for tax exempt funds and +/- 52 basis points for taxable fixed income funds).

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Notes

142	Nuveen Investments

Notes

Nuveen Investments	143

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $225 billion as of March 31, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Investments, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com

ESA-C-0414D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Select Quality Municipal Fund, Inc.

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: July 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: July 7, 2014

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: July 7, 2014